1933 Act No. 33-83100 1940 Act No. 811-08716

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 39	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 42	[X]

EVERGREEN VARIABLE ANNUITY TRUST
(Exact Name of Registrant as Specified in Charter)
200 Berkeley Street, Boston, Massachusetts 02116-5034
(Address of Principal Executive Offices)
(617) 210-3200
(Registrant's Telephone Number)

The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
[X] immediately upon filing pursuant to paragraph (b)
[ ] on ___ pursuant to paragraph (b)
[ ] 60 days  after  filing  pursuant  to  paragraph  (a)(1)
[ ] on (date)  pursuant  to paragraph  (a)(1)
[ ] 75 days after filing pursuant to paragraph  (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

This Post-Effective Amendment relates solely to Evergreen VA Diversified Income Builder Fund.  Information contained in the Registrant’s Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby

EVERGREEN VARIABLE ANNUITY TRUST

CONTENTS OF

POST-EFFECTIVE AMENDMENT NO. 39

TO

REGISTRATION STATEMENT ON FORM N-1A

This Post-Effective Amendment No. 39 to Registrant's Registration Statement No. 33-83100/811-08716 consists of the following pages, items of information and documents:

The Facing Sheet

PART A
-----------

Prospectuses for Class 1 and Class 2 shares of Evergreen VA Diversified Bond Fund, as supplemented from time to time, are contained herein.

PART B
----------
Statement of Additional Information for Evergreen VA Diversified Bond Fund, as supplemented from time to time, is contained herein.

PART C
----------

Exhibits
Persons Controlled by or Under Common Control with Registrant
Indemnification
Business and Other Connections of Investment Advisor
Principal Underwriter
Location of Accounts and Records
Management Services
Undertakings
Notice
Signatures

EVERGREEN VARIABLE ANNUITY TRUST

PART A

PROSPECTUS - CLASS 1 SHARES

Prospectus, May 1, 2008

Evergreen
Variable Annuity Funds

Evergreen VA Balanced Fund *
Evergreen VA Core Bond Fund
Evergreen VA Diversified Income Builder Fund (formerly Evergreen VA Strategic Income Fund)
Evergreen VA Fundamental Large Cap Fund
Evergreen VA Growth Fund
Evergreen VA High Income Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Evergreen VA Special Values Fund †
Class 1

*  Effective on or about May 30, 2008, Evergreen VA Balanced Fund will be renamed Evergreen VA Diversified Capital Builder Fund.

†  Shares of Evergreen VA Special Values Fund are available for purchases only by certain investors. Please see the section entitled "How to Buy and Redeem Shares" for more information.

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

CLASS 1 PROSPECTUS

OF

EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND (the “Fund”)

Information regarding the Fund in the Class 1 Prospectus of the Fund dated May 1, 2008 is hereby restated as of March 11, 2009 with the below changes. The date of the Fund's prospectus as it relates to Class 1 shares of the Fund is March 11, 2009.

In the Fund's "PERFORMANCE" section the table entitled "Year-by-Year Total Return for Class 1 Shares" and the best and worst quarter performance information that accompanies the table are replaced with the following:

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
24%
16%					16.75
8%	1.64		6.21	15.52		8.41		5.94	2.44
0
-8%		-0.69					-0.69
-16%
-24%										-28.47

Highest Quarter:	2nd Quarter 2003	+7.02%
Lowest Quarter:	4th Quarter 2008	-16.22%

2.     The year-to-date total return information in the Fund's "PERFORMANCE" section is deleted in its entirety.

3.     The paragraph immediately preceding the table entitled “Average Annual Total Return” in the Fund's "PERFORMANCE" section is replaced with the following:

            The next table shows the Fund’s average annual total returns for Class 1 shares over the past one-, five- and ten-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Evergreen Diversified Income Builder Blended Index, Merrill Lynch High Yield Master Index, and the Russell 1000 Index, which each provide investors with the recent return history of various classes of securities to which they may compare the Fund's performance. Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

4.     The table entitled “Average Annual Total Return” in the Fund’s “PERFORMANCE” section is replaced with the following:

Average Annual Total Return (for the period ended 12/31/2008)

	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 3/6/1997
Class 1	3/6/1997	-28.47%	-3.52%	1.91%	2.55%
Evergreen Diversified Income Builder Blended Index[1]		-29.17%	-1.10%	1.55%	3.21%
Merrill Lynch High Yield Master Index[2]		-26.21%	-0.84%	2.27%	3.09%
Russell 1000 Index		-37.60%	-2.04%	-1.09%	2.93%
Barclays Capital Aggregate Bond Index (BCABI)		5.24%	4.65%	5.63%	6.28%
JPMorgan Global Government Bond Index Excluding U.S. (JPMGXUS)		11.40%	6.14%	5.58%	6.45%

1 In previous periods, the Fund compared its performance to a formulation of the Evergreen Diversified Income Builder Blended Index that was composed of the MLHYMI (50%), the JPMGXUS (25%) and the BCABI (25%), formerly the Lehman Brothers Aggregate Bond Index and to the MLHYMI, JPMGXUS and BCABI. The Advisor believes that a blend of the MLHYMI and the Russell 1000 are more representative of the types of fixed income and equity securities, respectively, in which the Fund invests, and has revised the Evergreen Diversified Income Builder Blended Index to be based on these two indices (75% MLHYMI and 25% Russell 1000), as described in the text before this table.

2 Copyright 2009. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

5.     The second sentence of the section entitled “FEES AND EXPENSES” is replaced with the following:

Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2008.

6.     The table entitled “Annual Fund Operating Expenses (expenses that are deducted from Fund assets)” in the Fund's "FEES AND EXPENSES" section is replaced with the following:

Class 1
Management Fees	0.41%
12b-1 Fees	0.00%
Other Expenses[1]	0.24%
Total Annual Fund Operating Expenses[1]	0.65%

1 The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). The Total Annual Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include Acquired Fund fees and expenses.

7.      The section entitled “THE FUNDS’ INVESTMENT ADVISOR” is replaced with the following:

As investment advisor to the Evergreen funds, Evergreen Investment Management Company, LLC (EIMC) manages and oversees each Evergreen fund’s investments and supervises its daily business affairs.  EIMC has been managing mutual funds and private accounts since 1932 and managed over $82.5 billion in assets for the Evergreen funds as of 12/31/2008.  EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.  EIMC is a subsidiary of Wells Fargo & Company (Wells Fargo), a bank holding company in the United States, with over $1.4 trillion in assets as of 12/31/2008.

For the Fund’s most recent fiscal year, the advisory fee paid to EIMC was as follows:

Advisory Fees Paid

Evergreen Fund	As a % of average daily net assets
VA Diversified Income Builder Fund	0.41%

            For a discussion regarding the considerations of the Fund's Board of Trustees in approving the Fund's investment advisory agreement, please see the Fund's Annual Report for the fiscal year ended December 31, 2008.

            Legal Proceedings

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the "Ultra Short Fund") concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund's registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund's risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

8.     In the section entitled “MORE INFORMATION ABOUT THE FUNDS' FEES AND EXPENSES,” the information in the table with respect to the Fund is deleted in its entirety.

9.     The financial highlights table with respect to the Fund is replaced with the following:

	Year Ended December 31,
Class 1	2008	Restated 2007[1]	2006	2005	2004
Net asset value, beginning of period	$9.92	$10.31	$10.08	$10.78	$10.50
Income from investment operations
Net investment income (loss)	0.45[2]	0.55[2]	0.56[2]	0.54[2]	0.55[2]
Net realized and unrealized gains or losses on investments	(3.26)	(0.30)	0.04	(0.62)	0.33
Total from investment operations	(2.81)	0.25	0.60	(0.08)	0.88
Distributions to shareholders from
Net investment income	(0.66)	(0.54)	(0.37)	(0.53)	(0.50)
Net realized gains	0	(0.10)	0	(0.09)	(0.10)
Total distributions to shareholders	(0.66)	(0.64)	(0.37)	(0.62)	(0.60)
Net asset value, end of period	$6.45	$9.92	$10.31	$10.08	$10.78
Total return[3]	(28.47)%	2.44%	5.94%	(0.69)%	8.41%
Ratios and supplemental data
Net assets, end of period (thousands)	$17,384	$34,377	$41,395	$45,293	$49,593
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.64%	0.64%	0.61%	0.61%	0.73%
Expenses excluding waivers/reimbursements and expense reductions	0.64%	0.64%	0.61%	0.61%	0.73%
Net investment income (loss)	5.07%	5.28%	5.51%	5.02%	5.19%
Portfolio turnover rate	38%	198%	97%	81%	125%

1 Certain amounts for the year ended December 31, 2007 have been restated.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

March 11, 2009	584037 (3/09)

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks
Evergreen VA Balanced Fund
Evergreen VA Core Bond Fund
Evergreen VA Diversified Income Builder Fund
Evergreen VA Fundamental Large Cap Fund
Evergreen VA Growth Fund
Evergreen VA High Income Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Evergreen VA Special Values Fund

GENERAL INFORMATION:

The Funds' Investment Advisor
The Funds' Sub-Advisor
The Funds' Portfolio Managers
Pricing
How to Choose the Share Class that Best Suits You
Participating Insurance Companies
How to Buy and Redeem Shares
Dividends and Distributions
Taxes
More Information about the Funds' Fees and Expenses
Financial Highlights
Other Fund Practices
Index Descriptions

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's investment goal? You can find information about how the Fund seeks to achieve its investment goal by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment goal without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

RISK FACTORS

What are the principal risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Variable Annuity Funds

Shares of the Funds are currently sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. Shares of the Funds may be purchased through a variable annuity contract or variable life insurance policy by placing an order with your participating life insurance company. For more information about the Funds and the other funds offered in the Evergreen funds family, please call 1.800.847.5397.

The Funds offered in this prospectus follow various investment strategies and focus their investments on a variety of securities as described in this prospectus. The Funds' portfolio manager(s) may consider selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment approaches or exceeds a portfolio manager's targeted value; iii) when the investment no longer appears to meet the Fund's investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems appropriate.

Following this overview, you will find information on each Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important risks affecting your investment in a Fund. Other risks may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Market Capitalization Risk

Companies of different sizes may respond differently to various economic or market conditions and to other factors. As a result, a Fund that invests primarily in companies in a particular market capitalization range, for example, large-, medium-, or small-capitalization ranges, may underperform a Fund that invests more broadly or that invests primarily in companies of a different market capitalization.

Small- and Medium-sized Companies Risk

Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. There also may be less publicly available information about the securities of smaller companies or less market interest in such securities. Such companies may also be dependent on a small management group, may have little or no operating history or track record of success, and may have limited product lines, markets and financial resources. The securities of small- and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Investment Style Risk

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Interest Rate Risk

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

Credit Risk

Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

Foreign Investment Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Mortgage- and Asset-Backed Securities Risk

Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. Asset-backed and mortgage-backed securities in which a Fund invests include those issued by private issuers, which are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

Foreign Currency Transactions Risk

Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares will be affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Leverage Risk

Leverage may magnify the risks associated with an investment or cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to exaggerate the effect on the Fund of changes in interest rates, market prices, currency rates and other factors.

U.S. Government Securities Risk

The debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, in which the Fund invests, typically include mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations ("CMOs") issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Bank ("FHLB"). Securities issued by Ginnie Mae, but not those issued by Fannie Mae, Freddie Mac or the FHLB, are backed by the full faith and credit of the U.S. government. Fannie Mae, Freddie Mac and the FHLB, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government and are supported only by the credit of the issuer itself. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury.

Derivatives Risk

A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund's investment adviser. A Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

Below Investment Grade Bond Risk

Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

Convertible Securities Risk

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

Emerging Market Risk

A Fund may invest in securities of companies in "emerging market" countries, which entails special risks. Emerging market countries may rely on international trade and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments. Such countries may experience high levels of inflation or deflation and currency devaluation. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Investments in emerging markets are considered to be speculative and may be illiquid and highly volatile.

VA Balanced Fund

FUND FACTS:

Goals:

·  Capital Growth

·  Current Income

Principal Investments:

·  Common and Preferred Stocks

·  Investment Grade and Below Investment Grade Debt Securities

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Margaret D. Patel

Distribution Payment Schedule:

·  Annually

INVESTMENT GOALS

The Fund seeks capital growth and current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund invests in a portfolio of equity and debt securities chosen for the potential for current income and capital growth. The proportion of the Fund's assets invested in fixed income and equity securities changes based on the portfolio manager's assessment of economic conditions and investment opportunities. The equity portion of the Fund may include principally common and preferred stocks of U.S. companies across a broad range of market capitalizations, but will generally maintain a dollar-weighted average market capitalization within the market capitalization range tracked by the Russell 1000® Index. As of its last reconstitution in June 2007, the Russell 1000® Index has a market capitalization range of approximately $1.5 billion to $472.5 billion. The portfolio manager will seek out companies that she believes have strong fundamental attributes and growth prospects with valuations that leave ample room for capital appreciation.

Through May 29, 2008, the Fund normally invests at least 25% of its assets in fixed income securities. Effective May 30, 2008, the Fund generally expects to invest approximately 10-30 percent of its assets in fixed income securities.

The Fund's fixed income investments may include U.S. government securities, corporate bonds, convertible bonds, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations (CMOs) and other income producing securities. The Fund may invest without limit in securities rated below investment grade (or unrated securities determined by the portfolio manager to be of comparable quality). The Fund generally expects that the dollar-weighted average duration of its fixed income securities will normally be between two and six years, while the dollar-weighted average maturity is expected to be longer than the dollar-weighted average duration.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More detail on these types of transactions is included under "Additional Information on Securities and Investment Practices" in the Statement of Additional Information (SAI).

For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

The Fund can invest up to 25% of its assets in foreign equity and foreign fixed income securities.

For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Small- and Medium-sized Companies Risk
  Investment Style Risk
  Interest Rate Risk
  Credit Risk
  Foreign Investment Risk
  Mortgage- and Asset-Backed Securities Risk
  U.S. Government Securities Risk
  Derivatives Risk
  Below Investment Grade Bond Risk
  Convertible Securities Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
10.63	10.64	- 4.93	- 8.57	- 9.66	15.78	6.31	5.29	9.85	6.68

Best Quarter:	4th Quarter 1998	+ 11.68%
Worst Quarter:	1st Quarter 2001	- 8.83%
Year-to-date total return as of 3/31/2008 is -8.59%.

The next table shows the Fund’s average annual total returns for Class 1 shares over the past one-, five- and ten-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Lehman Brothers Aggregate Bond Index (LBABI), the Russell 1000® Index (Russell 1000) and the S&P 500® Index (S&P 500). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2007)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/1/1996
Class 1	3/1/1996	6.68%	8.72%	3.85%	6.68%
LBABI		6.97%	4.42%	5.97%	6.21%
Russell 1000		5.77%	13.43%	6.20%	9.18%
S&P 500		5.49%	12.83%	5.91%	9.00%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.30%
12b-1 Fees	0.00%
Other Expenses	0.22%
Acquired Fund Fees and Expenses [1]	0.02%
Total Annual Fund Operating Expenses [1]	0.54%

1.  The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (each an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 55
3 years	$ 173
5 years	$ 302
10 years	$ 677

VA Core Bond Fund

FUND FACTS:

Goal:

·  Maximize Total Return

Principal Investments:

·  Investment Grade Mortgage-Backed and Asset-Backed Securities and Corporate Bonds

·  U.S. Treasury and Agency Obligations

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Sub-Advisor:

·  Tattersall Advisory Group, Inc.

Portfolio Managers:

·  Robert A. Calhoun, CFA

·  Parham M. Behrooz, CFA

·  Todd C. Kuimjian, CFA

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks to maximize total return through a combination of current income and capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund normally invests at least 80% of its assets in U.S. dollar-denominated investment grade debt securities, including debt securities issued or guaranteed by the U.S. Government or by an agency or instrumentality of the U.S. government, corporate bonds, mortgage-backed securities (including collateralized mortgage obligations ("CMOs")), asset-backed securities, and other income producing securities. Security ratings are determined at the time of investment and are based on ratings received from nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio managers. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio managers consider the retention advisable. The Fund currently maintains a bias toward corporate bonds and mortgage-backed securities. The Fund may invest a substantial portion of its assets (including a majority of its assets) in CMOs or other mortgage- or asset-backed securities.

The Fund intends to limit the Fund's dollar-weighted average duration to a two-year minimum and a six-year maximum, while the dollar-weighted average maturity is expected to be longer than the dollar-weighted average duration. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security's price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The remaining 20% of the Fund's assets may be represented by cash or invested in cash equivalents or shares of registered investment companies, including money market or fixed-income funds. As part of its investment strategy, the Fund may engage in dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date. Dollar roll transactions may create investment leverage.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More detail on these types of transactions is included under "Additional Information on Securities and Investment Practices" in the Statement of Additional Information (SAI).

For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Interest Rate Risk
  Credit Risk
  Mortgage- and Asset-Backed Securities Risk
  U.S. Government Securities Risk
  Derivatives Risk

If the Fund purchases mortgage-backed or asset-backed securities that are 'subordinated' to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called 'subprime' mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 7/31/2002. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
					3.86	4.08	2.40	4.21	5.08

Best Quarter:	3rd Quarter 2006	+ 3.71%
Worst Quarter:	2nd Quarter 2004	- 2.40%
Year-to-date total return as of 3/31/2008 is -4.16%.

The next table shows the Fund’s average annual total returns for Class 1 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Lehman Brothers Aggregate Bond Index (LBABI). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2007)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 7/31/2002
Class 1	7/31/2002	5.08%	3.92%	N/A	4.46%
LBABI		6.97%	4.42%	N/A	5.01%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.32%
12b-1 Fees	0.00%
Other Expenses	0.25%
Acquired Fund Fees and Expenses [1]	0.03%
Total Annual Fund Operating Expenses [1]	0.60%

1.  The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (each an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 61
3 years	$ 192
5 years	$ 335
10 years	$ 750

VA Diversified Income Builder Fund

FUND FACTS:

Goals:

·  High Current Income

·  Capital Growth

Principal Investments:

·  Debt Securities of any quality, including Convertible Bonds

·  Dividend Paying Common and Preferred Stock

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Margaret D. Patel

Distribution Payment Schedule:

·  Annually

INVESTMENT GOALS

The Fund seeks high current income from investments in income-producing securities. Secondarily, the Fund considers potential for growth of capital in selecting securities.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund invests principally in a portfolio of securities selected by the adviser to provide high current income. The Fund will normally invest at least 80% of its assets in a diversified portfolio of U.S. and non-U.S. income-producing securities, which may include debt securities of any quality, dividend-paying common and preferred stocks and convertible bonds, and derivatives (such as structured notes) providing a return expected to be comparable to an investment in those securities.

Common stocks in which the Fund invests may include stocks of domestic or foreign companies, securities of exchange-traded funds that invest in equity securities, securities of real estate investment trusts (REITs), and warrants and rights to purchase common stocks. The Fund does not normally expect to invest more than 25% of its assets in common stocks. Although the Fund’s investment advisor expects that, in most cases, the Fund will purchase common stocks for their dividend-paying ability, in some cases, the Fund may purchase common stocks for what the investment advisor considers to be their potential for capital growth.

The Fund may, but will not necessarily, use derivative instruments, such as structured notes, futures and options, and swap agreements, as an alternative to investments directly in income-producing securities or to manage risk. The Fund may also, but will not necessarily, enter into foreign currency exchange contracts to hedge against adverse changes in currency exchange rates related to non-US dollar denominated holdings. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with other types of investments. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More detail on these types of transactions is included under “Additional Information on Securities and Investment Practices” in the Statement of Additional Information (SAI).

For purposes of determining compliance by a Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), a Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the adviser, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

Securities in the Fund’s portfolio may be issued by domestic or foreign issuers (including foreign governments), and may include securities of emerging markets issuers; there is no limit on the amount of the Fund’s portfolio that may be invested in foreign securities.

The Fund may invest a portion of its portfolio in U.S. government securities, including zero-coupon U.S. Treasury securities, and in asset-backed securities, mortgage-backed securities, collateralized mortgage obligations (CMOs), and money market instruments.

The Fund's portfolio manager seeks to control risk through diversification, credit analysis, economic analysis, interest rate forecasts and a review of sector and industry trends as well as fundamental company, balance sheet and cash flow analysis.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Market Capitalization Risk
  Interest Rate Risk
  Credit Risk
  Foreign Investment Risk
  Mortgage- and Asset-Backed Securities Risk
  Foreign Currency Transactions Risk
  Leverage Risk
  U.S. Government Securities Risk
  Derivatives Risk
  Below Investment Grade Bond Risk
  Emerging Market Risk
  Convertible Securities Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
5.91	1.64	- 0.69	6.21	15.52	16.75	8.41	- 0.69	5.94	3.71

Best Quarter:	2nd Quarter 2003	+ 7.02%
Worst Quarter:	2nd Quarter 2004	- 2.17%
Year-to-date total return as of 3/31/2008 is -5.01%.

The next table shows the Fund’s average annual total returns for Class 1 shares over the past one-, five- and ten-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Evergreen Diversified Income Builder Blended Index (EDIBBI), J.P. Morgan Global Government Bond Index excluding U.S. (JPMGXUS), Lehman Brothers Aggregate Bond Index (LBABI) and the Merrill Lynch High Yield Master Index (MLHYMI), which each provide investors with the recent return history of various classes of debt securities to which they may compare the Fund's performance. Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2007)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/6/1997
Class 1	3/6/1997	3.71%	6.67%	6.12%	6.15%
EDIBBI		5.67%	8.31%	6.07%	6.38%
JPMGXUS		11.30%	7.48%	6.22%	6.01%
LBABI		6.97%	4.42%	5.97%	6.38%
MLHYMI [1]		2.17%	10.57%	5.80%	6.33%

1.  Copyright 2008. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.40%
12b-1 Fees	0.00%
Other Expenses [2]	0.25%
Total Annual Fund Operating Expenses [2]	0.65%

2.  The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 66
3 years	$ 208
5 years	$ 362
10 years	$ 810

VA Fundamental Large Cap Fund

FUND FACTS:

Goals:

·  Capital Growth

·  Current Income

Principal Investment:

·  Large-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Managers:

·  Walter T. McCormick, CFA

·  Emory W. (Sandy) Sanders, Jr., CFA

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks capital growth with the potential for current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund normally invests at least 80% of its assets in the common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 1000® Index, measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of the companies tracked by the Russell 1000® Index. As of its last reconstitution in June 2007, the Russell 1000® Index had a market capitalization range of approximately $1.5 billion to $472.5 billion. The Fund earns current income from dividends paid on equity securities and may seek additional income primarily by investing up to 20% of its assets in convertible bonds, including below investment grade bonds, and convertible preferred stocks of any quality. The Fund may invest up to 20% of its assets in foreign securities.

The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. "Value" securities are securities which the Fund's portfolio managers believe are currently undervalued in the marketplace. "Growth" stocks are stocks of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. The Fund's portfolio managers utilize an intrinsic value approach to look for companies that they believe are temporarily undervalued in the marketplace, sell at a discount to their asset values, or display certain characteristics such as a return premium to cost of capital or a sustainable competitive advantage in their industry.

For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Foreign Investment Risk
  Investment Style Risk
  Interest Rate Risk
  Credit Risk
  Below Investment Grade Bond Risk
  Convertible Securities Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
4.77	18.57	- 0.30	- 12.16	- 15.41	30.14	9.21	9.01	12.67	8.29

Best Quarter:	2nd Quarter 2003	+ 15.73%
Worst Quarter:	3rd Quarter 2001	- 18.56%
Year-to-date total return as of 3/31/2008 is -10.24%.

The next table shows the Fund’s average annual total returns for Class 1 shares over the past one-, five- and ten-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the S&P 500® Index (S&P 500). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2007)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/1/1996
Class 1	3/1/1996	8.29%	13.58%	5.69%	9.05%
S&P 500		5.49%	12.83%	5.91%	9.00%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.58%
12b-1 Fees	0.00%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.75%

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 77
3 years	$ 240
5 years	$ 417
10 years	$ 930

VA Growth Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  Small- and Mid-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Managers:

·  Linda Z. Freeman, CFA

·  Jeffrey S. Drummond, CFA

·  Edward Rick, CFA

·  Jeffrey Harrison, CFA

·  Paul Carder, CFA

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund seeks to achieve its goal by normally investing at least 75% of its assets in common stocks of small- and medium-sized U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 2000® Growth Index, measured at the time of purchase). As of its last reconstitution in June 2007, the Russell 2000® Growth Index had a market capitalization range of approximately $125 million to $3.3 billion. The remaining portion of the Fund's assets may be invested in companies of any size. The Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of the companies tracked by the Russell 2000® Growth Index. The Fund's portfolio managers employ a growth-style of equity management and will generally seek to purchase stocks of companies that have demonstrated earnings growth potential which they believe is not yet reflected in the stock's market price. The Fund's portfolio managers consider potential earnings growth above the average earnings growth of companies included in the Russell 2000® Growth Index as a key factor in selecting investments.

For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Small- and Medium-sized Companies Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 3/3/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
	21.21	13.27	- 6.68	- 26.91	38.99	13.86	6.52	11.04	11.05

Best Quarter:	4th Quarter 1999	+ 30.97%
Worst Quarter:	3rd Quarter 2001	- 22.04%
Year-to-date total return as of 3/31/2008 is -15.83%.

The next table shows the Fund’s average annual total returns for Class 1 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 2000® Growth Index (Russell 2000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2007)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/3/1998
Class 1	3/3/1998	11.05%	15.76%	N/A	6.07%
Russell 2000 Growth		7.05%	16.50%	N/A	3.67%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.70%
12b-1 Fees	0.00%
Other Expenses [1]	0.21%
Total Annual Fund Operating Expenses [1]	0.91%

1.  The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 93
3 years	$ 290
5 years	$ 504
10 years	$ 1,120

VA High Income Fund

FUND FACTS:

Goals:

·  High Current Income

·  Capital Growth

Principal Investment:

·  Below Investment Grade Fixed-Income Securities

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Sub-Advisor:

·  Tattersall Advisory Group, Inc.

Portfolio Manager:

·  Andrew Cestone

Distribution Payment Schedule:

·  Annually

INVESTMENT GOALS

The Fund seeks a high level of current income. Capital growth is a secondary objective when consistent with the objective of seeking high current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund invests in both low- and high-rated fixed-income securities. Under normal circumstances, the Fund invests primarily in below investment grade fixed-income securities (sometimes referred to as "junk bonds"), including debt securities, loans, convertible securities, and preferred stocks that are consistent with its primary investment objective of seeking high current income.

The Fund will invest a portion of its assets (and normally will invest at least 65% of its assets) in securities rated Baa or lower by Moody’s Investors Service, Inc. (Moody’s) or BBB or lower by Standard & Poor’s (S&P) and in unrated securities determined by the portfolio manager to be of comparable quality. The Fund may at times invest up to 10% of its assets in securities rated Ca or C by Moody’s or CC, C or D by S&P (some of which may be in default), or in unrated securities determined by the portfolio manager to be of comparable quality. The Fund may retain any security whose rating has been upgraded after purchase if the Fund's portfolio manager considers the retention advisable.

The Fund seeks its secondary objective of capital growth, when consistent with its primary objective of seeking high current income, by investing in securities that may be expected to appreciate in value as a result of declines in long-term interest rates or of favorable developments affecting the business or prospects of the issuer, which may improve the issuer’s financial condition and credit rating.

The Fund may invest in debt securities of any maturity. The portfolio manager will adjust the Fund's duration depending on his assessment of relative yields and risks of securities of different maturities and their expectations of future changes in interest rates. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security's price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Fund may invest in loans. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, or assignments or novations of, a loan. When the Fund acquires an interest in a loan in the secondary market, it may acquire some or all of the interest of a bank or other lending institution in a loan to a borrower.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More detail on these types of transactions is included under "Additional Information on Securities and Investment Practices" in the Statement of Additional Information (SAI).

For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Interest Rate Risk
  Credit Risk
  Derivatives Risk
  Below Investment Grade Bond Risk
  Convertible Securities Risk

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. Borrowers may include corporate, governmental, or other borrowers. Loans in which a Fund invests may be made to finance highly leveraged corporate acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. Market bids may be unavailable for loans from time to time; a Fund may find it difficult to establish a fair value for loans held by it. If a Fund only acquires an assignment or a participation in a loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan. In addition, a Fund may have to rely on the assignor(s) or participating institution(s) to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the assignor(s) may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights over against the borrower directly. Many loans in which the Fund invests may be unrated, and the Adviser will be required to rely exclusively on its analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 6/30/1999. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
		1.31	10.27	7.15	18.26	8.69	1.48	8.95	2.82

Best Quarter:	4th Quarter 2001	+ 7.07%
Worst Quarter:	3rd Quarter 2001	- 2.62%
Year-to-date total return as of 3/31/2008 is -3.44%.

The next table shows the Fund’s average annual total returns for Class 1 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Merrill Lynch High Yield Master Index (MLHYMI). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2007)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 6/30/1999
Class 1	6/30/1999	2.82%	7.88%	N/A	7.34%
MLHYMI [1]		2.17%	10.57%	N/A	6.19%

1.  Copyright 2008. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.50%
12b-1 Fees	0.00%
Other Expenses [2]	0.31%
Total Annual Fund Operating Expenses [2]	0.81%

2.  The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 83
3 years	$ 259
5 years	$ 450
10 years	$ 1,002

VA International Equity Fund

FUND FACTS:

Goals:

·  Long-term Capital Growth

·  Modest Income

Principal Investment:

·  Equity Securities of Non-U.S. Companies in Developed Markets

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Francis X. Claro, CFA

Distribution Payment Schedule:

·  Annually

INVESTMENT GOALS

The Fund seeks long-term capital growth and secondarily, modest income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund will normally invest at least 80% of its assets in equity securities issued by, in the portfolio manager's opinion, established and quality non-U.S. companies located in countries with developed markets. The Fund may purchase securities across all market capitalizations. The Fund may also invest in emerging markets. The Fund normally invests at least 65% of its assets in the securities of companies in at least three countries (other than the United States). The portfolio manager seeks both growth and value opportunities. For growth investments, the portfolio manager seeks, among other things, good business models, good management and growth in cash flows. For value investments, the portfolio manager seeks, among other things, companies that the portfolio manager believes are undervalued in the marketplace compared to their assets. The Fund normally intends to seek modest income from dividends paid by its equity holdings. Other than cash and cash equivalents, the Fund intends to invest substantially all of its assets in the securities of non-U.S. issuers.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Small- and Medium-sized Companies Risk
  Investment Style Risk
  Foreign Investment Risk
  Emerging Market Risk

An investment in a fund that concentrates its investments in a single country or a few countries entails greater risk than an investment in a fund that invests its assets in numerous countries. The Fund may be vulnerable to any financial, economic, political or other development in the country or countries in which it invests. As a result, the Fund’s shares may fluctuate more widely in value than those of a fund investing in a larger number of countries.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 8/17/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
	38.22	- 5.06	- 18.18	- 10.47	31.32	19.21	16.00	23.16	15.00

Best Quarter:	4th Quarter 1999	+ 26.01%
Worst Quarter:	3rd Quarter 2002	- 15.56%
Year-to-date total return as of 3/31/2008 is -7.63%.

The next table shows the Fund’s average annual total returns for Class 1 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest in an index.

Average Annual Total Return
(for the period ended 12/31/2007)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 8/17/1998
Class 1	8/17/1998	15.00%	20.80%	N/A	9.40%
MSCI EAFE Free		11.17%	21.59%	N/A	8.99%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.39%
12b-1 Fees	0.00%
Other Expenses	0.24%
Total Annual Fund Operating Expenses [1]	0.63%

1.  Effective January 1, 2009, the Fund's investment advisor has agreed to limit Total Annual Fund Operating Expenses to 0.75% through February 28, 2011.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 64
3 years	$ 202
5 years	$ 351
10 years	$ 786

VA Omega Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  U.S. Common Stocks of Any Market Capitalization

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Aziz Hamzaogullari, CFA

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund invests primarily, and under normal conditions substantially all of its assets, in common stocks of U.S. companies of any market capitalization. The Fund’s portfolio manager employs a growth style of equity management that seeks to emphasize companies with cash flow growth, sustainable competitive advantages, returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Small- and Medium-sized Companies Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
22.25	47.24	- 12.46	- 14.79	- 25.38	40.04	7.21	3.85	6.02	11.96

Best Quarter:	4th Quarter 1999	+ 29.99%
Worst Quarter:	4th Quarter 2000	- 25.00%
Year-to-date total return as of 3/31/2008 is -9.94%.

The next table shows the Fund’s average annual total returns for Class 1 shares over the past one-, five- and ten-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 1000® Growth Index (Russell 1000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2007)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/6/1997
Class 1	3/6/1997	11.96%	13.10%	6.37%	6.90%
Russell 1000 Growth		11.81%	12.10%	3.83%	5.42%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.52%
12b-1 Fees	0.00%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.71%

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 73
3 years	$ 227
5 years	$ 395
10 years	$ 883

VA Special Values Fund

FUND FACTS:

Goal:

·  Capital Growth

Principal Investment:

·  Small-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

·  Class 1

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  James M. Tringas, CFA

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks capital growth in the value of its shares.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 2000® Index, measured at the time of purchase). The Fund will seek to maintain a dollar-weighted average market capitalization that falls within the market capitalization range of the companies tracked by the Russell 2000® Index. As of its last reconstitution in June 2007, the Russell 2000® Index had a market capitalization range of approximately $125 million to $3.3 billion. The remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents or common stocks of any market capitalization. The Fund's portfolio manager seeks to limit the investment risk of small company investing by seeking stocks that trade below what the portfolio manager considers their intrinsic value. The Fund's portfolio manager looks specifically for various growth triggers, or catalysts, that will bring the stock's price into line with its actual or potential value, such as new products, new management, changes in regulation and/or restructuring potential.

For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Small- and Medium-sized Companies Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 5/1/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
	12.07	20.71	18.11	- 12.60	29.52	20.37	10.76	21.55	- 7.52

Best Quarter:	4th Quarter 2001	+ 22.32%
Worst Quarter:	3rd Quarter 2002	- 21.71%
Year-to-date total return as of 3/31/2008 is -4.13%.

The next table shows the Fund’s average annual total returns for Class 1 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 2000® Value Index (Russell 2000 Value). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund fees or expenses, charges assessed by participating insurance companies, or any taxes. It is not possible to invest in an index.

Average Annual Total Return
(for the period ended 12/31/2007)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 5/1/1998
Class 1	5/1/1998	- 7.52%	14.19%	N/A	10.53%
Russell 2000 Value		- 9.78%	15.80%	N/A	8.36%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.78%
12b-1 Fees	0.00%
Other Expenses [1]	0.19%
Total Annual Fund Operating Expenses [1]	0.97%

1.  The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 99
3 years	$ 309
5 years	$ 536
10 years	$ 1,190

THE FUNDS' INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $112.9 billion in assets for the Evergreen funds as of 12/31/2007. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with $782.9 billion in consolidated assets as of 12/31/2007. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. One or more investment sub-advisors manage the day-to-day investment operations of certain Funds, subject to the oversight of EIMC (see "The Funds' Sub-Advisor(s)").

For the fiscal year ended 12/31/2007, the aggregate advisory fee paid to EIMC by each Fund was as follows:

Fund	% of the Fund's average daily net assets
VA Balanced Fund	0.30%
VA Core Bond Fund	0.32%
VA Diversified Income Builder Fund	0.40%
VA Fundamental Large Cap Fund	0.58%
VA Growth Fund	0.70%
VA High Income Fund	0.50%
VA International Equity Fund	0.39%
VA Omega Fund	0.52%
VA Special Values Fund	0.78%

For a discussion regarding the considerations of the Funds' Board of Trustees in approving the applicable Fund's investment advisory agreement(s), please see each Fund's Annual Report for the fiscal year ended December 31, 2007.

Legal Proceedings Pursuant to an administrative order issued by the Securities and Exchange Commission ("SEC") on September 19, 2007, Evergreen Investment Management Company, LLC ("EIMC"), Evergreen Investment Services, Inc. ("EIS"), Evergreen Service Company, LLC ("ESC" and together with EIMC and EIS, the "Evergreen Entities"), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds' prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUNDS' SUB-ADVISOR

Tattersall Advisory Group, Inc. (TAG) is a sub-advisor to VA Core Bond Fund and VA High Income Fund. TAG has been managing fixed income accounts since 1976 and is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

EIMC may pay a portion of its advisory fee to TAG for its services. There is no additional charge to the Funds for the services provided by TAG.

THE FUNDS' PORTFOLIO MANAGERS

VA Balanced Fund

Margaret D. Patel is a Managing Director and Senior Portfolio Manager for Evergreen's Fundamental Equity group. Ms. Patel has been with Evergreen and managed the fund since 2007. Previously she served as a Senior Vice President with Pioneer Investments (1999-2007).

VA Core Bond Fund

TAG has served as sub-advisor to the Fund since its inception. The team at TAG responsible for managing the Fund includes Robert A. Calhoun, CFA, who is the lead portfolio manager of the team, Parham M. Behrooz, CFA and Todd C. Kuimjian, CFA, each of whom has co-managed the Fund since its inception.

Mr. Calhoun is an Executive Managing Director and Chief Investment Officer for TAG. He joined TAG in 1988, serving first as a Research Analyst and later as Managing Director of Research. He was appointed Chief Investment Officer in 2000 and named Executive Managing Director in 2003.

Mr. Behrooz is the Managing Director of Credit Research and Trading for TAG. He joined TAG in 1996, serving first as a Research Analyst and later as a Senior Credit Analyst, prior to being named Head of Credit Research in 2000. Mr. Behrooz was named Managing Director in 2004.

Mr. Kuimjian is a Senior Commercial Mortgage-Backed and Government-related Portfolio Manager for TAG. From 1994 until joining TAG in May 2001, he served as a Senior Research Analyst for First Capital Group and a Research Analyst for Mentor Investment Advisors.

VA Diversified Income Builder Fund

Margaret D. Patel has managed the fund since 2007.

VA Fundamental Large Cap Fund

The Fund is managed by Walter T. McCormick, CFA, who is the lead portfolio manager, and Emory W. (Sandy) Sanders, Jr., CFA.

Mr. McCormick has managed the Fund since March 2002. Mr. McCormick is a Senior Vice President, Senior Portfolio Manager and head of the Value Equity team at EIMC. He originally joined a predecessor of EIMC in 1984. Mr. McCormick joined David L. Babson & Co., Inc. in 1998 and retired from there in April 2000. From April 2000 to March of 2002 he managed private portfolios. He rejoined EIMC in March 2002.

Mr. Sanders is a Director, Portfolio Manager and Senior Equity Analyst with the Large Cap Equity Research team at EIMC. He has been with EIMC or one of it predecessors since 1997. Mr. Sanders has managed the Fund since 2007.

VA Growth Fund

Linda Z. Freeman, CFA, Jeffrey S. Drummond, CFA, Edward Rick, CFA, Jeffrey Harrison, CFA, and Paul Carder, CFA, are the co-managers of the Fund.

Ms. Freeman has co-managed the Fund since its inception and has been co-lead portfolio manager of the Fund since December 2006. She is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. She joined EIMC in November 2000.

Mr. Drummond has co-managed the Fund since its inception and has been co-lead portfolio manager of the Fund since December 2006. He is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000.

Mr. Rick has co-managed the Fund since its inception. He is a Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000.

Mr. Harrison has co-managed the Fund since March 1999. He is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000.

Paul Carder, CFA is a Portfolio Manager and Director with EIMC. He joined EIMC in September 2004 as an Analyst and became a Portfolio Manager in March 2007. From 2000 to 2004, he served as an Associate Equity Research Analyst for Wachovia Securities. Mr. Carder has managed the Fund since 2005.

VA High Income Fund

Andrew Cestone is the Director of High Yield and Senior Portfolio Manager for TAG's High Yield Team. Mr. Cestone has been with TAG and managed the fund since 2007. Previously he served as Managing Director and Chief Investment Officer of the Global High Yield Team with Deutsche Asset Management (1998-2006).

VA International Equity Fund

Francis X. Claro, CFA, is a Senior Portfolio Manager and Managing Director who heads the International Small Cap Equity Unit of EIMC. He joined EIMC in 1994. Prior to joining EIMC, he served as an Investment Officer with the Inter-American Investment Corporation, where he was responsible for making private equity and debt investments. Mr. Claro has managed the Fund since 2007.

VA Omega Fund

Aziz Hamzaogullari, CFA, is Managing Director, Portfolio Manager and Director of Research with the Fundamental Equity Team at EIMC. He has been with EIMC since 2001. Prior to becoming Director of Research in 2003 he was a Senior Analyst. Mr. Hamzaogullari has managed the Fund since 2006.

VA Special Values Fund

James M. Tringas, CFA, is a Senior Portfolio Manager and Managing Director with the Value Equity Unit at EIMC. He has been with EIMC or one of its predecessors since 2002. Mr. Tringas has managed the Fund since 2002.

PRICING

CALCULATING A FUND'S SHARE PRICE

The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund's total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund's NAV is normally calculated using the value of the Fund's assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under other unusual circumstances.

The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided.

VALUING A FUND'S INVESTMENTS

A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value.

Valuing securities at a "fair value". If a market price for a security is not readily available or is deemed unreliable, a Fund will use a "fair value" of the security as determined under policies established and reviewed periodically by the Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund's portfolio could be different from the actual value at which those securities could be sold in the market.

The following paragraphs identify particular types of securities that are often fair valued. While the Evergreen funds' fair value policies apply to all of the Evergreen funds, the amount of any particular Fund's portfolio that is fair valued will vary based on, among other factors, the Fund's exposure to these types of securities. Since certain Funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by a Fund to a significant extent.

Securities that trade on foreign exchanges and on days when a Fund does not price its shares. Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund's shares will not reflect any such changes until the Fund's NAV is next calculated. In addition, even on days when the NYSE is open, many foreign exchanges close substantially before 4:00 p.m. ET, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund values its shares. In such instances, a Fund may fair value such securities.

Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the value of the U.S. dollar will affect the Fund's NAV. Since a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund's NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund's NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

The Funds offer two classes of shares. Only Class 1 shares are offered in this prospectus. The Funds offer Class 1 shares at NAV with no front-end sales charge, deferred sales charge or 12b-1 fee.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees (if any) or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these financial services firms may include the Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.847.5397 for a listing of financial services firms with whom we have such arrangements.

PARTICIPATING INSURANCE COMPANIES

The Funds were organized to serve as investment vehicles for separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies. The Funds do not currently foresee any disadvantages to the holders of the contracts or policies arising from the fact that the interests of holders of those contracts or policies may differ due to their different tax treatments and other considerations. Nevertheless, the Board of Trustees has established procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. The Evergreen Variable Annuity Trust assumes no responsibility for such prospectuses.

HOW TO BUY AND REDEEM SHARES

Investors may not purchase or redeem shares of a Fund directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Investors should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies, how to redeem funds or change investment options and any fees associated with a purchase or redemption.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of a Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day pursuant to the variable annuity contracts or variable life insurance policies.

The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the time that the Fund calculates its NAV. These financial service firms may charge transaction fees.

Timing of Proceeds

Normally, we will send your redemption proceeds on the next business day after we receive a request; however, we reserve the right to wait up to seven business days to redeem any investments.

Closing of VA Special Values Fund

After April 8, 2005, shares of Evergreen VA Special Values Fund are available for purchase only by existing shareholders, including qualified retirement plans and their successor plans and insurance companies that have entered into participation agreements relating to the Fund on or before April 8, 2005. This restriction may be eliminated at any time in the future, without prior notice to shareholders, and it may be waived by the Trustees of the Fund at any time for any purchaser or class of purchasers.

DIVIDENDS AND DISTRIBUTIONS

A Fund passes along to the separate accounts of participating insurance companies the net income and gain it receives from its investments in two forms: dividends and capital gains distributions. Dividends are derived from the dividends, interest and other income that a mutual fund receives from its investments. Capital gains are realized when a mutual fund sells an investment for a gain.

Distribution Payment Schedule. The frequency of dividend distributions for a Fund is listed under its Fund Facts section in the Fund Risk/Return Summary. A Fund usually distributes long-term capital gains, if any, at least once a year, near the end of the calendar year.

TAXES

It is assumed that the shares of each Fund will be respected as owned by insurance company accounts; however, the IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Evergreen believes that tax-deferred treatment for a Fund will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control,” and such guidance could affect the treatment of a Fund, including retroactively. For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company. Variable annuity contracts or variable life insurance policies purchased through insurance company separate accounts should provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the contract or policy owner. Depending on the variable annuity contract or variable life insurance policy, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59½. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

MORE INFORMATION ABOUT THE FUNDS' FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee is paid by each Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

Other Expenses

Mutual funds pay a variety of other fees and expenses in connection with their operations, including, for example, administrative service fees, transfer agency fees, shareholder servicing fees, custody fees, audit fees and legal fees.

Total Annual Fund Operating Expenses

The expense ratio of each of the Funds is shown in the section entitled "Fees and Expenses." These expenses are paid by the Fund and reduce the performance results for the share class to which they apply. The separate accounts are not charged these fees directly; instead they are taken out before each Fund's NAV is calculated, and are expressed as a percentage of each Fund’s average daily net assets. Because these expenses are not charged directly to an insurance company separate account or to the accounts of policy owners or contract holders, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) your total return in each Fund is reduced by the fees and expenses paid by each Fund; (ii) expense ratios can vary greatly between funds and fund families; and (iii) each Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio. The Fund's Total Annual Fund Operating Expenses do not include expenses charged by participating insurance companies and their separate accounts.

PORTFOLIO TRADING COSTS

When mutual funds buy or sell equity securities, brokerage commissions are generally paid to the broker-dealers that execute the transactions. Rather than being reflected as an ongoing expense of a fund, commissions are added to the cost of purchasing, or subtracted from the proceeds of selling, a security, when determining a fund's gain or loss. Although from time to time a fund might pay a commission on a transaction involving a debt security, such transactions are generally conducted directly with a dealer or other counterparty (principal transactions), and no commission is paid. Rather, an undisclosed amount of “mark-up” is included in the price paid for the security. As a result, funds that invest mainly in debt securities will typically have lower brokerage commissions, although not necessarily lower transaction costs, than funds that invest mainly in equity securities. A Fund may place a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Fund's investment advisor. For more complete information regarding the amounts of such trades, please see the SAI. Information concerning the brokerage commissions paid by a Fund during its most recent fiscal year is set forth below. The table does not reflect the undisclosed amount of "mark-up" on principal transactions.

VA Balanced Fund:
Total shares traded: [1]	18,175,841
Total dollars traded: [1]	$ 84,214,296
Average commission per share:	$ 0.00
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 55,096
Total commissions as a percentage of average net assets:	0.08%
Commissions paid per $1,000 invested:	$ 0.76

1.  Only includes trades in which a commission was paid.

VA Core Bond Fund:
Total shares traded: [1]	6,795,470
Total dollars traded: [1]	$ 6,942,091
Average commission per share:	$ 0.00
Commission per share range:	$0.00 - $0.03
Total commissions paid:	$ 801
Total commissions as a percentage of average net assets:	0.00%
Commissions paid per $1,000 invested:	$ 0.02

1.  Only includes trades in which a commission was paid.

VA Diversified Income Builder Fund:
Total shares traded: [1]	17,857,140
Total dollars traded: [1]	$ 43,960,671
Average commission per share:	$ 0.00
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 22,973
Total commissions as a percentage of average net assets:	0.03%
Commissions paid per $1,000 invested:	$ 0.26

1.  Only includes trades in which a commission was paid.

VA Fundamental Large Cap Fund:
Total shares traded: [1]	2,500,701
Total dollars traded: [1]	$ 103,806,536
Average commission per share:	$ 0.04
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 88,302
Total commissions as a percentage of average net assets:	0.05%
Commissions paid per $1,000 invested:	$ 0.51

1.  Only includes trades in which a commission was paid.

VA Growth Fund:
Total shares traded: [1]	8,338,428
Total dollars traded: [1]	$ 208,741,890
Average commission per share:	$ 0.04
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 295,688
Total commissions as a percentage of average net assets:	0.33%
Commissions paid per $1,000 invested:	$ 3.25

1.  Only includes trades in which a commission was paid.

VA High Income Fund:
Total shares traded: [1]	21,564,416
Total dollars traded: [1]	$ 21,364,275
Average commission per share:	$ 0.00
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 792
Total commissions as a percentage of average net assets:	0.00%
Commissions paid per $1,000 invested:	$ 0.02

1.  Only includes trades in which a commission was paid.

VA International Equity Fund:
Total shares traded: [1]	105,436,168
Total dollars traded: [1]	$ 352,521,726
Average commission per share:	$ 0.00
Commission per share range:	$0.00 - $1.97
Total commissions paid:	$ 419,112
Total commissions as a percentage of average net assets:	0.14%
Commissions paid per $1,000 invested:	$ 1.38

1.  Only includes trades in which a commission was paid.

VA Omega Fund:
Total shares traded: [1]	2,105,650
Total dollars traded: [1]	$ 91,970,015
Average commission per share:	$ 0.03
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 69,789
Total commissions as a percentage of average net assets:	0.06%
Commissions paid per $1,000 invested:	$ 0.61

1.  Only includes trades in which a commission was paid.

VA Special Values Fund:
Total shares traded: [1]	6,605,570
Total dollars traded: [1]	$ 142,742,126
Average commission per share:	$ 0.03
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 215,111
Total commissions as a percentage of average net assets:	0.16%
Commissions paid per $1,000 invested:	$ 1.62

1.  Only includes trades in which a commission was paid.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a Fund shareholder understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, the Funds' independent registered public accounting firm, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which are available upon request.

VA Balanced Fund

Year Ended December 31,
CLASS 1	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 15.15	$ 14.13	$ 13.74	$ 13.04	$ 11.51
Income from investment operations
Net investment income (loss)	0.38 [1]	0.36 [1]	0.31 [1]	0.24 [1]	0.23
Net realized and unrealized gains or losses on investments	0.62	1.02	0.41	0.58	1.58
Total from investment operations	1.00	1.38	0.72	0.82	1.81
Distributions to shareholders from
Net investment income	- 0.66	- 0.36	- 0.33	- 0.12	- 0.28
Net asset value, end of period	$ 15.49	$ 15.15	$ 14.13	$ 13.74	$ 13.04
Total return [2]	6.68%	9.85%	5.29%	6.31%	15.78%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 61,438	$ 76,093	$ 84,060	$ 104,601	$ 114,713
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.52%	0.50%	0.53%	0.90%	0.93%
Expenses excluding waivers/reimbursements and expense reductions	0.52%	0.50%	0.53%	0.90%	0.93%
Net investment income (loss)	2.46%	2.50%	2.22%	1.81%	1.77%
Portfolio turnover rate	105%	52%	78%	128%	145%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Core Bond Fund

	Year Ended December 31,
CLASS 1	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 9.99	$ 10.05	$ 10.17	$ 10.15	$ 10.23
Income from investment operations
Net investment income (loss)	0.49	0.46 [1]	0.40 [1]	0.37	0.36
Net realized and unrealized gains or losses on investments	0.01	- 0.04	- 0.16	0.05	0.03
Total from investment operations	0.50	0.42	0.24	0.42	0.39
Distributions to shareholders from
Net investment income	- 0.52	- 0.48	- 0.36	- 0.35	- 0.44
Net realized gains	0	0	0 [2]	- 0.05	- 0.02
Tax basis return of capital	0	0	0	0	- 0.01
Total distributions to shareholders	- 0.52	- 0.48	- 0.36	- 0.40	- 0.47
Net asset value, end of period	$ 9.97	$ 9.99	$ 10.05	$ 10.17	$ 10.15
Total return [3]	5.08%	4.21%	2.40%	4.08%	3.86%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 104	$ 104	$ 129	$ 1,017	$ 1,015
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.57%	0.53%	0.56%	0.57%	0.62%
Expenses excluding waivers/reimbursements and expense reductions	0.57%	0.53%	0.56%	0.57%	0.62%
Net investment income (loss)	4.86%	4.56%	3.90%	3.59%	3.45%
Portfolio turnover rate	228%	152%	197%	193%	153%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Amount represents less than $0.005 per share.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Diversified Income Builder Fund

Year Ended December 31,
CLASS 1	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 10.31	$ 10.08	$ 10.78	$ 10.50	$ 9.88
Income from investment operations
Net investment income (loss)	0.55 [1]	0.56 [1]	0.54 [1]	0.55 [1]	0.63 [1]
Net realized and unrealized gains or losses on investments	- 0.17	0.04	- 0.62	0.33	1.02
Total from investment operations	0.38	0.60	- 0.08	0.88	1.65
Distributions to shareholders from
Net investment income	- 0.54	- 0.37	- 0.53	- 0.50	- 1.03
Net realized gains	- 0.10	0	- 0.09	- 0.10	0
Total distributions to shareholders	- 0.64	- 0.37	- 0.62	- 0.60	- 1.03
Net asset value, end of period	$ 10.05	$ 10.31	$ 10.08	$ 10.78	$ 10.50
Total return [2]	3.71%	5.94%	- 0.69%	8.41%	16.75%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 34,808	$ 41,395	$ 45,293	$ 49,593	$ 50,637
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.64%	0.61%	0.61%	0.73%	0.78%
Expenses excluding waivers/reimbursements and expense reductions	0.64%	0.61%	0.61%	0.73%	0.78%
Net investment income (loss)	5.28%	5.51%	5.02%	5.19%	5.87%
Portfolio turnover rate	198%	97%	81%	125%	114%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Fundamental Large Cap Fund

	Year Ended December 31,
CLASS 1	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 19.60	$ 17.89	$ 16.56	$ 15.34	$ 11.86
Income from investment operations
Net investment income (loss)	0.25	0.25	0.16	0.20	0.10
Net realized and unrealized gains or losses on investments	1.37	2.02	1.34	1.21	3.47
Total from investment operations	1.62	2.27	1.50	1.41	3.57
Distributions to shareholders from
Net investment income	- 0.22	- 0.24	- 0.17	- 0.19	- 0.09
Net realized gains	- 1.67	- 0.32	0	0	0
Total distributions to shareholders	- 1.89	- 0.56	- 0.17	- 0.19	- 0.09
Net asset value, end of period	$ 19.33	$ 19.60	$ 17.89	$ 16.56	$ 15.34
Total return [1]	8.29%	12.67%	9.01%	9.21%	30.14%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 90,276	$ 112,413	$ 127,059	$ 94,461	$ 94,239
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.75%	0.74%	0.79%	0.91%	0.99%
Expenses excluding waivers/reimbursements and expense reductions	0.75%	0.74%	0.79%	0.91%	0.99%
Net investment income (loss)	1.09%	1.19%	0.99%	1.23%	1.18%
Portfolio turnover rate	21%	21%	29%	80%	30%

1.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Growth Fund

	Year Ended December 31,
CLASS 1	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 15.60	$ 14.70	$ 13.80	$ 12.12	$ 8.72
Income from investment operations
Net investment income (loss)	- 0.05 [1]	- 0.08	- 0.09 [1]	- 0.09	- 0.08 [1]
Net realized and unrealized gains or losses on investments	1.63	1.70	0.99	1.77	3.48
Total from investment operations	1.58	1.62	0.90	1.68	3.40
Distributions to shareholders from
Net realized gains	- 3.15	- 0.72	0	0	0
Tax basis return of capital	- 0.01	0	0	0	0
Total distributions to shareholders	- 3.16	- 0.72	0	0	0
Net asset value, end of period	$ 14.02	$ 15.60	$ 14.70	$ 13.80	$ 12.12
Total return [2]	11.05%	11.04%	6.52%	13.86%	38.99%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 71,001	$ 75,079	$ 79,250	$ 24,221	$ 19,855
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.90%	0.88%	0.92%	0.96%	1.00%
Expenses excluding waivers/reimbursements and expense reductions	0.90%	0.88%	0.92%	0.96%	1.08%
Net investment income (loss)	- 0.32%	- 0.50%	- 0.64%	- 0.74%	- 0.75%
Portfolio turnover rate	112%	101%	142%	81%	118%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Total return does not reflect charges attributable to your insurance company's separate account.

VA High Income Fund

	Year Ended December 31,
CLASS 1	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 10.41	$ 10.27	$ 10.76	$ 10.45	$ 9.93
Income from investment operations
Net investment income (loss)	0.87	0.76 [1]	0.80	0.72	0.83 [1]
Net realized and unrealized gains or losses on investments	- 0.58	0.15	- 0.64	0.19	0.98
Total from investment operations	0.29	0.91	0.16	0.91	1.81
Distributions to shareholders from
Net investment income	- 0.79	- 0.77	- 0.65	- 0.60	- 1.29
Tax basis return of capital	- 0.03	0	0	0	0
Total distribution to shareholders	- 0.82	- 0.77	- 0.65	- 0.60	- 1.29
Net asset value, end of period	$ 9.88	$ 10.41	$ 10.27	$ 10.76	$ 10.45
Total return [2]	2.82%	8.95%	1.48%	8.69%	18.26%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 9,169	$ 10,083	$ 10,598	$ 11,736	$ 11,485
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.80%	0.75%	0.78%	0.99%	0.98%
Expenses excluding waivers/reimbursements and expense reductions	0.80%	0.75%	0.78%	1.00%	0.98%
Net investment income (loss)	7.52%	7.20%	6.79%	6.60%	7.76%
Portfolio turnover rate	86%	58%	67%	65%	77%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Total return does not reflect charges attributable to your insurance company's separate account.

VA International Equity Fund

	Year Ended December 31,
CLASS 1	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 16.18	$ 14.31	$ 12.62	$ 10.71	$ 8.24
Income from investment operations
Net investment income (loss)	0.34	0.37	0.19	0.10	0.07 [1]
Net realized and unrealized gains or losses on investments	2.09	2.90	1.82	1.95	2.50
Total from investment operations	2.43	3.27	2.01	2.05	2.57
Distributions to shareholders from
Net investment income	- 0.41	- 0.58	- 0.32	- 0.14	- 0.10
Net realized gains	- 1.36	- 0.82	0	0	0
Total distributions to shareholders	- 1.77	- 1.40	- 0.32	- 0.14	- 0.10
Net asset value, end of period	$ 16.84	$ 16.18	$ 14.31	$ 12.62	$ 10.71
Total return [2]	15.00%	23.16%	16.00%	19.21%	31.32%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 190,766	$ 175,518	$ 140,564	$ 96,614	$ 70,372
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.63%	0.68%	0.77%	0.96%	1.07%
Expenses excluding waivers/reimbursements and expense reductions	0.63%	0.68%	0.77%	0.96%	1.12%
Net investment income (loss)	2.01%	2.53%	1.64%	0.98%	0.72%
Portfolio turnover rate	58%	74%	61%	65%	132%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Omega Fund

	Year Ended December 31,
CLASS 1	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 17.80	$ 16.79	$ 16.20	$ 15.11	$ 10.79
Income from investment operations
Net investment income (loss)	0.08	0.05	- 0.01	0.03	- 0.02
Net realized and unrealized gains or losses on investments	2.05	0.96	0.63	1.06	4.34
Total from investment operations	2.13	1.01	0.62	1.09	4.32
Distributions to shareholders from
Net investment income	- 0.11	0	- 0.03	0	0
Net asset value, end of period	$ 19.82	$ 17.80	$ 16.79	$ 16.20	$ 15.11
Total return [1]	11.96%	6.02%	3.85%	7.21%	40.04%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 67,773	$ 78,068	$ 94,372	$ 119,438	$ 108,348
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.71%	0.70%	0.71%	0.68%	0.72%
Expenses excluding waivers/reimbursements and expense reductions	0.71%	0.70%	0.71%	0.68%	0.72%
Net investment income (loss)	0.32%	0.26%	- 0.09%	0.18%	- 0.20%
Portfolio turnover rate	31%	126%	124%	169%	180%

1.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Special Values Fund

	Year Ended December 31,
CLASS 1	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 17.33	$ 16.13	$ 16.31	$ 13.78	$ 10.65
Income from investment operations
Net investment income (loss)	0.22	0.13	0.16	0.16	0.01
Net realized and unrealized gains or losses on investments	- 1.51	3.33	1.59	2.64	3.13
Total from investment operations	- 1.29	3.46	1.75	2.80	3.14
Distributions to shareholders from
Net investment income	- 0.22	- 0.13	- 0.16	- 0.15	- 0.01
Net realized gains	- 2.23	- 2.13	- 1.77	- 0.12	0
Total distributions to shareholders	- 2.45	- 2.26	- 1.93	- 0.27	- 0.01
Net asset value, end of period	$ 13.59	$ 17.33	$ 16.13	$ 16.31	$ 13.78
Total return [1]	- 7.52%	21.55%	10.76%	20.37%	29.52%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 98,235	$ 111,236	$ 83,784	$ 65,151	$ 46,621
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.96%	0.95%	0.98%	1.00%	1.00%
Expenses excluding waivers/reimbursements and expense reductions	0.96%	0.95%	0.98%	1.05%	1.14%
Net investment income (loss)	1.44%	0.86%	1.13%	1.20%	0.14%
Portfolio turnover rate	55%	55%	44%	34%	98%

1.  Total return does not reflect charges attributable to your insurance company's separate account.

OTHER FUND PRACTICES

The Funds may invest in futures and options, which are forms of derivatives. A Fund that uses this kind of investment strategy is subject to "Derivatives Risk," which is discussed in the section entitled "Overview of Fund Risks."

The Funds may borrow money, an investment practice typically used only for temporary or emergency purposes, such as meeting redemptions. Although not a principal investment practice, VA High Income Fund may borrow to purchase additional securities and currently intends to use leverage in order to adjust the dollar-weighted average duration of the portfolio. A Fund that uses these kinds of investment strategies is subject to "Leverage Risk," which is discussed in the section entitled "Overview of Fund Risks." The interest that the Fund must pay on borrowed money will reduce its net investment income and may also either offset any potential capital gains or increase losses.

The Funds may lend their securities. Lending securities involves the risk that the counterparty fails to return the loaned security or becomes insolvent, and may cause a Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

Although not a principal investment strategy, VA High Income Fund may at times invest in mortgage- or other asset-backed securities or debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities. Such investments may subject the Fund to "Mortgage- and Asset-Backed Securities Risk" and/or "U.S. Government Securities Risk," each of which is discussed in the section entitled “Overview of Fund Risks."

Although not a principal investment strategy, VA International Equity Fund may invest in debt securities, including up to 10% of its assets in below investment grade debt securities. Such investments may subject the Fund to "Interest Rate Risk," "Credit Risk" and/or "Below Investment Grade Bond Risk," each of which is discussed in the section entitled “Overview of Fund Risks."

Although not a principal investment strategy, VA International Equity Fund may invest up to 10% of its assets in Real Estate Investment Trusts (REITs) or their foreign equivalents. Risks associated with investments in securities of companies in the real estate industry include the following: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended.

VA International Equity Fund invests in foreign securities, which may include foreign currency transactions. Forward currency transactions and “proxy hedging” transactions would represent a maximum of 25% of the Fund's assets. A Fund which uses this kind of investment strategy is subject to "Foreign Currency Transactions Risk" discussed in the section entitled "Overview of Fund Risks."

While not a principal investment strategy, VA International Equity Fund and VA Omega Fund may invest in convertible securities. A Fund which uses this kind of investment strategy is subject to "Convertible Securities Risk" discussed in the section entitled "Overview of Fund Risks."

Although not a principal investment strategy, VA Omega Fund may purchase stocks in initial public offerings (IPOs). Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares.

While not a principal investment strategy, the VA Omega Fund may invest up to 25% of its assets (however, the Fund’s current intention is to invest no more than 15%) and VA High Income Fund may invest up to 50% of its assets, in foreign securities. A Fund which uses this kind of investment strategy is subject to "Foreign Investment Risk" discussed in the section entitled "Overview of Fund Risks."

Although not currently a principal investment practice, VA Core Bond Fund may engage in transactions that create leverage, including certain types of uncovered mortgage dollar rolls, with respect to up to 30% of the Fund's assets. A Fund which uses this kind of investment strategy is subject to "Leverage Risk" discussed in the section entitled "Overview of Fund Risks."

Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goal and, if employed, could result in a lower return and loss of market opportunity.

The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Portfolio turnover rates can be found in the "Financial Highlights" section of this prospectus.

Please consult the SAI for more information regarding these and other investment practices used by the Funds, including related risks.

Short-Term Trading

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

To limit the negative effects of short-term trading on the Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is "blocked" from purchasing shares of that fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI in the section entitled "Policy for Dissemination of Portfolio Holdings."

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit our Web site at EvergreenInvestments.com or call 1.800.847.5397 to speak to an Evergreen funds service representative.

INDEX DESCRIPTIONS

Index	Description	Funds
Evergreen Diversified Income Builder Blended Index (EDIBBI)	EDIBBI is composed of the following indexes: MLHYMI (50%), JPMGXUS (25%) and LBABI (25%).	VA Diversified Income Builder Fund
J.P. Morgan Global Government Bond Index excluding U.S. (JPMGXUS)	JPMGXUS is a widely used benchmark for measuring performance and quantifying risk across international bond markets. The index measures the total, principal, and interest returns in each market.	VA Diversified Income Builder Fund
Lehman Brothers Aggregate Bond Index (LBABI)

The LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities.

VA Balanced Fund VA Core Bond Fund VA Diversified Income Builder Fund
Merrill Lynch High Yield Master Index (MLHYMI)	MLHYMI is an unmanaged index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond market.	VA Diversified Income Builder Fund VA High Income Fund
Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free)	MSCI EAFE Free is an unmanaged broad market capitalization-weighted performance benchmark for developed market equity securities listed in Europe, Australasia and the Far East.	VA International Equity Fund
Russell 1000® Growth Index (Russell 1000 Growth)

The Russell 1000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

VA Omega Fund
Russell 1000® Index (Russell 1000)

The Russell 1000 is an unmanaged market capitalization-weighted index measuring the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The companies constituting the Russell 3000® represent approximately 98% of the U.S. market.

VA Balanced Fund VA Fundamental Large Cap Fund
Russell 2000® Growth Index (Russell 2000 Growth)

The Russell 2000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

VA Growth Fund
Russell 2000® Index (Russell 2000)

The Russell 2000 is an unmanaged market capitalization-weighted index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 8% of the total market capitalization of the Russell 3000® Index. The companies constituting the Russell 3000® represent approximately 98% of the U.S. market.

VA Special Values Fund
Russell 2000® Value Index (Russell 2000 Value)

The Russell 2000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

VA Special Values Fund
S&P 500® Index (S&P 500)	The S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation.	VA Balanced Fund VA Fundamental Large Cap Fund

Shareholder Services

Call 1.800.847.5397

Monday-Friday, 9 a.m. to 6 p.m. Eastern Time

Write us a letter

·  Evergreen Investments

·  P.O. Box 8400

·  Boston, MA 02266-8400

For express, registered or certified mail

·  Evergreen Investments

·  30 Dan Road

·  Canton, MA 02021-2809

For More Information About the Evergreen Variable Annuity Funds, Ask for:

  Each Fund's most recent Annual or Semiannual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date. The Annual Report also contains commentary from the Fund’s portfolio managers regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.
  The Statement of Additional Information (SAI), which contains more detailed information about the Funds and their policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions or other information, or to request a copy, without charge, of any of these documents, call 1.800.847.5397 or ask your investment professional. We will mail material within three business days. The Funds' SAI and their most recent Annual and Semi-annual Reports are not available at EvergreenInvestments.com because Fund shares are only available through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies.

Information about the Funds (including their SAIs) is also available, without charge, on the SEC's Internet Web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

·  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

·  200 Berkeley Street, Boston, MA 02116-5034.

·  Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2007.

537769 RV7 (5/08)

·  Evergreen Investments

·  200 Berkeley Street

·  Boston, MA 02116-5034

SEC File No.: 811-08716

EVERGREEN VARIABLE ANNUITY TRUST

PART A

PROSPECTUS - CLASS 2 SHARES

Prospectus, May 1, 2008

Evergreen
Variable Annuity Funds

Evergreen VA Balanced Fund *
Evergreen VA Core Bond Fund
Evergreen VA Diversified Income Builder Fund (formerly Evergreen VA Strategic Income Fund)
Evergreen VA Fundamental Large Cap Fund
Evergreen VA Growth Fund
Evergreen VA High Income Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Evergreen VA Special Values Fund †
Class 2

*  Effective on or about May 30, 2008, Evergreen VA Balanced Fund will be renamed Evergreen VA Diversified Capital Builder Fund.

†  Shares of Evergreen VA Special Values Fund are available for purchases only by certain investors. Please see the section entitled "How to Buy and Redeem Shares" for more information.

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

CLASS 2 PROSPECTUS

OF

EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND (the “Fund”)

Information regarding the Fund in the Class 2 Prospectus of the Fund dated May 1, 2008 is hereby restated as of March 11, 2009 with the below changes. The date of the Fund's prospectus as it relates to Class 2 shares of the Fund is March 11, 2009.

In the Fund's "PERFORMANCE" section, the table entitled "Year-by-Year Total Return for Class 2 Shares" and the best and worst quarter performance information that accompanies the table are replaced with the following:

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
24%
16%					16.50
8%	1.64		6.21	15.46		8.14		5.68	2.27
0
-8%		-0.69					-1.01
-16%
-24%										-28.72

Highest Quarter:	2nd Quarter 2003	+6.83%
Lowest Quarter:	4th Quarter 2008	-16.28%

2.     The year-to-date total return information in the Fund's "PERFORMANCE" section is deleted in its entirety.

3.     The paragraph immediately preceding the table entitled “Average Annual Total Return” in the Fund's "PERFORMANCE" section is replaced with the following:

            The next table shows the Fund’s average annual total returns for Class 2 shares over the past one-, five- and ten-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Evergreen Diversified Income Builder Blended Index, Merrill Lynch High Yield Master Index, and the Russell 1000 Index, which each provide investors with the recent return history of various classes of securities to which they may compare the Fund's performance. Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

4.     The table entitled “Average Annual Total Return” in the Fund’s “PERFORMANCE” section is replaced with the following:

Average Annual Total Return (for the period ended 12/31/2008)1

	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 3/6/1997
Class 2	7/31/2002	-28.72%	-3.78%	1.75%	2.42%
Evergreen Diversified Income Builder Blended Index[2]		-29.17%	-1.10%	1.55%	3.21%
Merrill Lynch High Yield Master Index (MLHYMI)[3]		-26.21%	-0.84%	2.27%	3.09%
Russell 1000 Index		-37.60%	-2.04%	-1.09%	2.93%
Barclays Capital Aggregate Bond Index (BCABI)		5.24%	4.65%	5.63%	6.28%
JPMorgan Global Government Bond Index Excluding U.S. (JPMGXUS)		11.40%	6.14%	5.58%	6.45%

1 Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

2 In previous periods, the Fund compared its performance to a formulation of the Evergreen Diversified Income Builder Blended Index that was composed of the MLHYMI (50%), the JPMGXUS (25%) and the BCABI (25%), formerly the Lehman Brothers Aggregate Bond Index and to the MLHYMI, JPMGXUS and BCABI. The Advisor believes that a blend of the MLHYMI and the Russell 1000 are more representative of the types of fixed income and equity securities, respectively, in which the Fund invests, and has revised the Evergreen Diversified Income Builder Blended Index to be based on these two indices (75% MLHYMI and 25% Russell 1000), as described in the text before this table.

3 Copyright 2009. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

5.     The second sentence of the section entitled “FEES AND EXPENSES” is replaced with the following:

Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2008.

6.     The table entitled “Annual Fund Operating Expenses (expenses that are deducted from Fund assets)” in the Fund's "FEES AND EXPENSES" section is replaced with the following:

Class 1
Management Fees	0.41%
12b-1 Fees	0.25%
Other Expenses[1]	0.24%
Total Annual Fund Operating Expenses[1]	0.90%

1 The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). The Total Annual Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include Acquired Fund fees and expenses.

7.      The section entitled “THE FUNDS’ INVESTMENT ADVISOR” is replaced with the following:

As investment advisor to the Evergreen funds, Evergreen Investment Management Company, LLC (EIMC) manages and oversees each Evergreen fund’s investments and supervises its daily business affairs.  EIMC has been managing mutual funds and private accounts since 1932 and managed over $82.5 billion in assets for the Evergreen funds as of 12/31/2008.  EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.  EIMC is a subsidiary of Wells Fargo & Company (Wells Fargo), a bank holding company in the United States, with over $1.4 trillion in assets as of 12/31/2008.

For the Fund’s most recent fiscal year, the advisory fee paid to EIMC was as follows:

Advisory Fees Paid

Evergreen Fund	As a % of average daily net assets
VA Diversified Income Builder Fund	0.41%

            For a discussion regarding the considerations of the Fund's Board of Trustees in approving the Fund's investment advisory agreement, please see the Fund's Annual Report for the fiscal year ended December 31, 2008.

            Legal Proceedings

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the "Ultra Short Fund") concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund's registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund's risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

8.     In the section entitled “MORE INFORMATION ABOUT THE FUNDS' FEES AND EXPENSES,” the information in the table with respect to the Fund is deleted in its entirety.

9.     The financial highlights table with respect to the Fund is replaced with the following:

	Year Ended December 31,
Class 2	2008	Restated 2007[1]	2006	2005	2004
Net asset value, beginning of period	$9.90	$10.28	$10.05	$10.76	$10.49
Income from investment operations
Net investment income (loss)	0.43[2]	0.52[2]	0.54[2]	0.51[2]	0.53[2]
Net realized and unrealized gains or losses on investments	(3.26)	(0.29)	0.03	(0.62)	0.32
Total from investment operations	(2.83)	0.23	0.57	(0.11)	0.85
Distributions to shareholders from
Net investment income	(0.63)	(0.51)	(0.34)	(0.51)	(0.48)
Net realized gains	0	(0.10)	0	(0.09)	(0.10)
Total distributions to shareholders	(0.63)	(0.61)	(0.34)	(0.60)	(0.58)
Net asset value, end of period	$6.44	$9.90	$10.28	$10.05	$10.76
Total return[3]	(28.72)%	2.27%	5.68%	(1.01)%	8.14%
Ratios and supplemental data
Net assets, end of period (thousands)	$27,828	$47,517	$48,667	$41,332	$25,784
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.89%	0.89%	0.86%	0.87%	0.97%
Expenses excluding waivers/reimbursements and expense reductions	0.89%	0.89%	0.86%	0.87%	0.97%
Net investment income (loss)	4.85%	5.00%	5.27%	4.77%	4.98%
Portfolio turnover rate	38%	198%	97%	81%	125%

1 Certain amounts for the year ended December 31, 2007 have been restated.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

March 11, 2009	584038 (3/09)

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks
Evergreen VA Balanced Fund
Evergreen VA Core Bond Fund
Evergreen VA Diversified Income Builder Fund
Evergreen VA Fundamental Large Cap Fund
Evergreen VA Growth Fund
Evergreen VA High Income Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Evergreen VA Special Values Fund

GENERAL INFORMATION:

The Funds' Investment Advisor
The Funds' Sub-Advisor
The Funds' Portfolio Managers
Pricing
How to Choose the Share Class that Best Suits You
Participating Insurance Companies
How to Buy and Redeem Shares
Dividends and Distributions
Taxes
More Information about the Funds' Fees and Expenses
Financial Highlights
Other Fund Practices
Index Descriptions

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's investment goal? You can find information about how the Fund seeks to achieve its investment goal by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment goal without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

RISK FACTORS

What are the principal risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Variable Annuity Funds

Shares of the Funds are currently sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. Shares of the Funds may be purchased through a variable annuity contract or variable life insurance policy by placing an order with your participating life insurance company. For more information about the Funds and the other funds offered in the Evergreen funds family, please call 1.800.847.5397.

The Funds offered in this prospectus follow various investment strategies and focus their investments on a variety of securities as described in this prospectus. The Funds' portfolio manager(s) may consider selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment approaches or exceeds a portfolio manager's targeted value; iii) when the investment no longer appears to meet the Fund's investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems appropriate.

Following this overview, you will find information on each Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important risks affecting your investment in a Fund. Other risks may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Market Capitalization Risk

Companies of different sizes may respond differently to various economic or market conditions and to other factors. As a result, a Fund that invests primarily in companies in a particular market capitalization range, for example, large-, medium-, or small-capitalization ranges, may underperform a Fund that invests more broadly or that invests primarily in companies of a different market capitalization.

Small- and Medium-sized Companies Risk

Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. There also may be less publicly available information about the securities of smaller companies or less market interest in such securities. Such companies may also be dependent on a small management group, may have little or no operating history or track record of success, and may have limited product lines, markets and financial resources. The securities of small- and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Investment Style Risk

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Interest Rate Risk

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

Credit Risk

Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

Foreign Investment Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Mortgage- and Asset-Backed Securities Risk

Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. Asset-backed and mortgage-backed securities in which a Fund invests include those issued by private issuers, which are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

Foreign Currency Transactions Risk

Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares will be affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Leverage Risk

Leverage may magnify the risks associated with an investment or cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to exaggerate the effect on the Fund of changes in interest rates, market prices, currency rates and other factors.

U.S. Government Securities Risk

The debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, in which the Fund invests, typically include mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations ("CMOs") issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Bank ("FHLB"). Securities issued by Ginnie Mae, but not those issued by Fannie Mae, Freddie Mac or the FHLB, are backed by the full faith and credit of the U.S. government. Fannie Mae, Freddie Mac and the FHLB, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government and are supported only by the credit of the issuer itself. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury.

Derivatives Risk

A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund's investment adviser. A Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

Below Investment Grade Bond Risk

Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

Convertible Securities Risk

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

Emerging Market Risk

A Fund may invest in securities of companies in "emerging market" countries, which entails special risks. Emerging market countries may rely on international trade and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments. Such countries may experience high levels of inflation or deflation and currency devaluation. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Investments in emerging markets are considered to be speculative and may be illiquid and highly volatile.

VA Balanced Fund

FUND FACTS:

Goals:

·  Capital Growth

·  Current Income

Principal Investments:

·  Common and Preferred Stocks

·  Investment Grade and Below Investment Grade Debt Securities

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·   Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Margaret D. Patel

Distribution Payment Schedule:

·  Annually

INVESTMENT GOALS

The Fund seeks capital growth and current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund invests in a portfolio of equity and debt securities chosen for the potential for current income and capital growth. The proportion of the Fund's assets invested in fixed income and equity securities changes based on the portfolio manager's assessment of economic conditions and investment opportunities. The equity portion of the Fund may include principally common and preferred stocks of U.S. companies across a broad range of market capitalizations, but will generally maintain a dollar-weighted average market capitalization within the market capitalization range tracked by the Russell 1000® Index. As of its last reconstitution in June 2007, the Russell 1000® Index has a market capitalization range of approximately $1.5 billion to $472.5 billion. The portfolio manager will seek out companies that she believes have strong fundamental attributes and growth prospects with valuations that leave ample room for capital appreciation.

Through May 29, 2008, the Fund normally invests at least 25% of its assets in fixed income securities. Effective May 30, 2008, the Fund generally expects to invest approximately 10-30 percent of its assets in fixed income securities.

The Fund's fixed income investments may include U.S. government securities, corporate bonds, convertible bonds, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations (CMOs) and other income producing securities. The Fund may invest without limit in securities rated below investment grade (or unrated securities determined by the portfolio manager to be of comparable quality). The Fund generally expects that the dollar-weighted average duration of its fixed income securities will normally be between two and six years, while the dollar-weighted average maturity is expected to be longer than the dollar-weighted average duration.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More detail on these types of transactions is included under "Additional Information on Securities and Investment Practices" in the Statement of Additional Information (SAI).

For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

The Fund can invest up to 25% of its assets in foreign equity and foreign fixed income securities.

For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Small- and Medium-sized Companies Risk
  Investment Style Risk
  Interest Rate Risk
  Credit Risk
  Foreign Investment Risk
  Mortgage- and Asset-Backed Securities Risk
  U.S. Government Securities Risk
  Derivatives Risk
  Below Investment Grade Bond Risk
  Convertible Securities Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
10.63	10.64	- 4.93	- 8.57	- 9.72	15.48	6.03	5.03	9.62	6.43

Best Quarter:	4th Quarter 1998	+ 11.68%[1]
Worst Quarter:	1st Quarter 2001	- 8.83%[1]
Year-to-date total return as of 3/31/2008 is -8.72%.

The next table shows the Fund’s average annual total returns for Class 2 shares over the past one-, five- and ten-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Lehman Brothers Aggregate Bond Index (LBABI), the Russell 1000 Index (Russell 1000) and the S&P 500® Index (S&P 500). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2007) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/1/1996
Class 2	7/31/2002	6.43%	8.45%	3.72%	6.57%
LBABI		6.97%	4.42%	5.97%	6.21%
Russell 1000		5.77%	13.43%	6.20%	9.18%
S&P 500		5.49%	12.83%	5.91%	9.00%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees	0.30%
12b-1 Fees	0.25%
Other Expenses	0.22%
Acquired Fund Fees and Expenses [2]	0.02%
Total Annual Fund Operating Expenses [2]	0.79%

2.  The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (each an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 81
3 years	$ 252
5 years	$ 439
10 years	$ 978

VA Core Bond Fund

FUND FACTS:

Goal:

·  Maximize Total Return

Principal Investments:

·  Investment Grade Mortgage-Backed and Asset-Backed Securities and Corporate Bonds

·  U.S. Treasury and Agency Obligations

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Sub-Advisor:

·  Tattersall Advisory Group, Inc.

Portfolio Managers:

·  Robert A. Calhoun, CFA

·  Parham M. Behrooz, CFA

·  Todd C. Kuimjian, CFA

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks to maximize total return through a combination of current income and capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund normally invests at least 80% of its assets in U.S. dollar-denominated investment grade debt securities, including debt securities issued or guaranteed by the U.S. Government or by an agency or instrumentality of the U.S. government, corporate bonds, mortgage-backed securities (including collateralized mortgage obligations ("CMOs")), asset-backed securities, and other income producing securities. Security ratings are determined at the time of investment and are based on ratings received from nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio managers. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio managers consider the retention advisable. The Fund currently maintains a bias toward corporate bonds and mortgage-backed securities. The Fund may invest a substantial portion of its assets (including a majority of its assets) in CMOs or other mortgage- or asset-backed securities.

The Fund intends to limit the Fund's dollar-weighted average duration to a two-year minimum and a six-year maximum, while the dollar-weighted average maturity is expected to be longer than the dollar-weighted average duration. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security's price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The remaining 20% of the Fund's assets may be represented by cash or invested in cash equivalents or shares of registered investment companies, including money market or fixed-income funds. As part of its investment strategy, the Fund may engage in dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date. Dollar roll transactions may create investment leverage.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More detail on these types of transactions is included under "Additional Information on Securities and Investment Practices" in the Statement of Additional Information (SAI).

For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Interest Rate Risk
  Credit Risk
  Mortgage- and Asset-Backed Securities Risk
  U.S. Government Securities Risk
  Derivatives Risk

If the Fund purchases mortgage-backed or asset-backed securities that are 'subordinated' to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called 'subprime' mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each full calendar year since the Class 2 shares' inception on 7/31/2002. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
					3.61	3.76	2.17	3.96	4.89

Best Quarter:	3rd Quarter 2006	+ 3.61%
Worst Quarter:	2nd Quarter 2004	- 2.40%
Year-to-date total return as of 3/31/2008 is -4.25%.

The next table shows the Fund’s average annual total returns for Class 2 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Lehman Brothers Aggregate Bond Index (LBABI). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2007)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 7/31/2002
Class 2	7/31/2002	4.89%	3.68%	N/A	4.21%
LBABI		6.97%	4.42%	N/A	5.01%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees	0.32%
12b-1 Fees	0.25%
Other Expenses	0.25%
Acquired Fund Fees and Expenses [1]	0.03%
Total Annual Fund Operating Expenses [1]	0.85%

1.  The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (each an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 87
3 years	$ 271
5 years	$ 471
10 years	$ 1,049

VA Diversified Income Builder Fund

FUND FACTS:

Goals:

·  High Current Income

·  Capital Growth

Principal Investments:

·  Debt Securities of any quality, including Convertible Bonds

·  Dividend Paying Common and Preferred Stock

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Margaret D. Patel

Distribution Payment Schedule:

·  Annually

INVESTMENT GOALS

The Fund seeks high current income from investments in income-producing securities. Secondarily, the Fund considers potential for growth of capital in selecting securities.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund invests principally in a portfolio of securities selected by the adviser to provide high current income. The Fund will normally invest at least 80% of its assets in a diversified portfolio of U.S. and non-U.S. income-producing securities, which may include debt securities of any quality, dividend-paying common and preferred stocks and convertible bonds, and derivatives (such as structured notes) providing a return expected to be comparable to an investment in those securities.

Common stocks in which the Fund invests may include stocks of domestic or foreign companies, securities of exchange-traded funds that invest in equity securities, securities of real estate investment trusts (REITs), and warrants and rights to purchase common stocks. The Fund does not normally expect to invest more than 25% of its assets in common stocks. Although the Fund’s investment advisor expects that, in most cases, the Fund will purchase common stocks for their dividend-paying ability, in some cases, the Fund may purchase common stocks for what the investment advisor considers to be their potential for capital growth.

The Fund may, but will not necessarily, use derivative instruments, such as structured notes, futures and options, and swap agreements, as an alternative to investments directly in income-producing securities or to manage risk. The Fund may also, but will not necessarily, enter into foreign currency exchange contracts to hedge against adverse changes in currency exchange rates related to non-US dollar denominated holdings. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with other types of investments. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More detail on these types of transactions is included under “Additional Information on Securities and Investment Practices” in the Statement of Additional Information (SAI).

For purposes of determining compliance by a Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), a Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the adviser, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

Securities in the Fund’s portfolio may be issued by domestic or foreign issuers (including foreign governments), and may include securities of emerging markets issuers; there is no limit on the amount of the Fund’s portfolio that may be invested in foreign securities.

The Fund may invest a portion of its portfolio in U.S. government securities, including zero-coupon U.S. Treasury securities, and in asset-backed securities, mortgage-backed securities, collateralized mortgage obligations (CMOs), and money market instruments.

The Fund's portfolio manager seeks to control risk through diversification, credit analysis, economic analysis, interest rate forecasts and a review of sector and industry trends as well as fundamental company, balance sheet and cash flow analysis.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Market Capitalization Risk
  Interest Rate Risk
  Credit Risk
  Foreign Investment Risk
  Mortgage- and Asset-Backed Securities Risk
  Foreign Currency Transactions Risk
  Leverage Risk
  U.S. Government Securities Risk
  Derivatives Risk
  Below Investment Grade Bond Risk
  Convertible Securities Risk
  Emerging Market Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
5.91	1.64	- 0.69	6.21	15.46	16.50	8.14	- 1.01	5.68	3.43

Best Quarter:	2nd Quarter 2003	+ 6.83%
Worst Quarter:	2nd Quarter 2004	- 2.17%
Year-to-date total return as of 3/31/2008 is -5.02%.

The next table shows the Fund’s average annual total returns for Class 2 shares over the past one-, five- and ten-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Evergreen Diversified Income Builder Blended Index (EDIBBI), J.P. Morgan Global Government Bond Index excluding U.S. (JPMGXUS), Lehman Brothers Aggregate Bond Index (LBABI) and the Merrill Lynch High Yield Master Index (MLHYMI), which each provide investors with the recent return history of various classes of debt securities to which they may compare the Fund's performance. Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2007) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/6/1997
Class 2	7/31/2002	3.43%	6.39%	5.98%	6.01%
EDIBBI		5.67%	8.31%	6.07%	6.38%
JPMGXUS		11.30%	7.48%	6.22%	6.01%
LBABI		6.97%	4.42%	5.97%	6.38%
MLHYMI [2]		2.17%	10.57%	5.80%	6.33%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

2.  Copyright 2008. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees	0.40%
12b-1 Fees	0.25%
Other Expenses [3]	0.25%
Total Annual Fund Operating Expenses [3]	0.90%

3.  The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 92
3 years	$ 287
5 years	$ 498
10 years	$ 1,108

VA Fundamental Large Cap Fund

FUND FACTS:

Goals:

·  Capital Growth

·  Current Income

Principal Investment:

·  Large-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Managers:

·  Walter T. McCormick, CFA

·  Emory W. (Sandy) Sanders, Jr., CFA

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks capital growth with the potential for current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund normally invests at least 80% of its assets in the common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 1000® Index, measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of the companies tracked by the Russell 1000® Index. As of its last reconstitution in June 2007, the Russell 1000® Index had a market capitalization range of approximately $1.5 billion to $472.5 billion. The Fund earns current income from dividends paid on equity securities and may seek additional income primarily by investing up to 20% of its assets in convertible bonds, including below investment grade bonds, and convertible preferred stocks of any quality. The Fund may invest up to 20% of its assets in foreign securities.

The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. "Value" securities are securities which the Fund's portfolio managers believe are currently undervalued in the marketplace. "Growth" stocks are stocks of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. The Fund's portfolio managers utilize an intrinsic value approach to look for companies that they believe are temporarily undervalued in the marketplace, sell at a discount to their asset values, or display certain characteristics such as a return premium to cost of capital or a sustainable competitive advantage in their industry.

For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Foreign Investment Risk
  Investment Style Risk
  Interest Rate Risk
  Credit Risk
  Below Investment Grade Bond Risk
  Convertible Securities Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
4.77	18.57	- 0.30	- 12.16	- 15.44	29.77	8.93	8.75	12.39	8.01

Best Quarter:	2nd Quarter 2003	+ 15.66%
Worst Quarter:	3rd Quarter 2001	- 18.56%[1]
Year-to-date total return as of 3/31/2008 is -10.34%.

The next table shows the Fund’s average annual total returns for Class 2 shares over the past one-, five- and ten-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the S&P 500® Index (S&P 500). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2007) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/1/1996
Class 2	7/31/2002	8.01%	13.29%	5.55%	8.93%
S&P 500		5.49%	12.83%	5.91%	9.00%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees	0.58%
12b-1 Fees	0.25%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	1.00%

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 102
3 years	$ 318
5 years	$ 552
10 years	$ 1,225

VA Growth Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  Small- and Mid-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Managers:

·  Linda Z. Freeman, CFA

·  Jeffrey S. Drummond, CFA

·  Edward Rick, CFA

·  Jeffrey Harrison, CFA

·  Paul Carder, CFA

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund seeks to achieve its goal by normally investing at least 75% of its assets in common stocks of small- and medium-sized U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 2000® Growth Index, measured at the time of purchase). As of its last reconstitution in June 2007, the Russell 2000® Growth Index had a market capitalization range of approximately $125 million to $3.3 billion. The remaining portion of the Fund's assets may be invested in companies of any size. The Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of the companies tracked by the Russell 2000® Growth Index. The Fund's portfolio managers employ a growth-style of equity management and will generally seek to purchase stocks of companies that have demonstrated earnings growth potential which they believe is not yet reflected in the stock's market price. The Fund's portfolio managers consider potential earnings growth above the average earnings growth of companies included in the Russell 2000® Growth Index as a key factor in selecting investments.

For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Small- and Medium-sized Companies Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each full calendar year since 3/3/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
	21.21	13.27	- 6.68	- 26.99	38.69	13.58	6.27	10.63	10.84

Best Quarter:	4th Quarter 1999	+ 30.97%[1]
Worst Quarter:	3rd Quarter 2001	- 22.04%[1]
Year-to-date total return as of 3/31/2008 is -15.89%.

The next table shows the Fund’s average annual total returns for Class 2 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 2000® Growth Index (Russell 2000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2007) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/3/1998
Class 2	7/31/2002	10.84%	15.47%	N/A	5.92%
Russell 2000 Growth		7.05%	16.50%	N/A	3.67%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees	0.70%
12b-1 Fees	0.25%
Other Expenses [2]	0.21%
Total Annual Fund Operating Expenses [2]	1.16%

2.  The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 118
3 years	$ 368
5 years	$ 638
10 years	$ 1,409

VA High Income Fund

FUND FACTS:

Goals:

·  High Current Income

·  Capital Growth

Principal Investment:

·  Below Investment Grade Fixed-Income Securities

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Sub-Advisor:

·  Tattersall Advisory Group, Inc.

Portfolio Manager:

·  Andrew Cestone

Distribution Payment Schedule:

·  Annually

INVESTMENT GOALS

The Fund seeks a high level of current income. Capital growth is a secondary objective when consistent with the objective of seeking high current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund invests in both low- and high-rated fixed-income securities. Under normal circumstances, the Fund invests primarily in below investment grade fixed-income securities (sometimes referred to as "junk bonds"), including debt securities, loans, convertible securities, and preferred stocks that are consistent with its primary investment objective of seeking high current income.

The Fund will invest a portion of its assets (and normally will invest at least 65% of its assets) in securities rated Baa or lower by Moody’s Investors Service, Inc. (Moody’s) or BBB or lower by Standard & Poor’s (S&P) and in unrated securities determined by the portfolio manager to be of comparable quality. The Fund may at times invest up to 10% of its assets in securities rated Ca or C by Moody’s or CC, C or D by S&P (some of which may be in default), or in unrated securities determined by the portfolio manager to be of comparable quality. The Fund may retain any security whose rating has been upgraded after purchase if the Fund's portfolio manager considers the retention advisable.

The Fund seeks its secondary objective of capital growth, when consistent with its primary objective of seeking high current income, by investing in securities that may be expected to appreciate in value as a result of declines in long-term interest rates or of favorable developments affecting the business or prospects of the issuer, which may improve the issuer’s financial condition and credit rating.

The Fund may invest in debt securities of any maturity. The portfolio manager will adjust the Fund's duration depending on his assessment of relative yields and risks of securities of different maturities and their expectations of future changes in interest rates. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security's price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Fund may invest in loans. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, or assignments or novations of, a loan. When the Fund acquires an interest in a loan in the secondary market, it may acquire some or all of the interest of a bank or other lending institution in a loan to a borrower.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More detail on these types of transactions is included under "Additional Information on Securities and Investment Practices" in the Statement of Additional Information (SAI).

For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Interest Rate Risk
  Credit Risk
  Derivatives Risk
  Below Investment Grade Bond Risk
  Convertible Securities Risk

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. Borrowers may include corporate, governmental, or other borrowers. Loans in which a Fund invests may be made to finance highly leveraged corporate acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. Market bids may be unavailable for loans from time to time; a Fund may find it difficult to establish a fair value for loans held by it. If a Fund only acquires an assignment or a participation in a loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan. In addition, a Fund may have to rely on the assignor(s) or participating institution(s) to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the assignor(s) may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights over against the borrower directly. Many loans in which the Fund invests may be unrated, and the Adviser will be required to rely exclusively on its analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each full calendar year since the Class 2 shares' inception on 7/31/2002. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
		1.31	10.27	6.90	18.11	8.39	1.25	8.66	2.52

Best Quarter:	4th Quarter 2001	+ 7.07%[1]
Worst Quarter:	3rd Quarter 2001	- 2.62%[1]
Year-to-date total return as of 3/31/2008 is -3.45%.

The next table shows the Fund’s average annual total returns for Class 2 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Merrill Lynch High Yield Master Index (MLHYMI). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2007) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 6/30/1999
Class 2	7/31/2002	2.52%	7.62%	N/A	7.16%
MLHYMI [2]		2.17%	10.57%	N/A	6.19%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

2.  Copyright 2008. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees	0.50%
12b-1 Fees	0.25%
Other Expenses [3]	0.31%
Total Annual Fund Operating Expenses [3]	1.06%

3.  The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 108
3 years	$ 337
5 years	$ 585
10 years	$ 1,294

VA International Equity Fund

FUND FACTS:

Goals:

·  Long-term Capital Growth

·  Modest Income

Principal Investment:

·  Equity Securities of Non-U.S. Companies in Developed Markets

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Francis X. Claro, CFA

Distribution Payment Schedule:

·  Annually

INVESTMENT GOALS

The Fund seeks long-term capital growth and secondarily, modest income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund will normally invest at least 80% of its assets in equity securities issued by, in the portfolio manager's opinion, established and quality non-U.S. companies located in countries with developed markets. The Fund may purchase securities across all market capitalizations. The Fund may also invest in emerging markets. The Fund normally invests at least 65% of its assets in the securities of companies in at least three countries (other than the United States). The portfolio manager seeks both growth and value opportunities. For growth investments, the portfolio manager seeks, among other things, good business models, good management and growth in cash flows. For value investments, the portfolio manager seeks, among other things, companies that the portfolio manager believes are undervalued in the marketplace compared to their assets. The Fund normally intends to seek modest income from dividends paid by its equity holdings. Other than cash and cash equivalents, the Fund intends to invest substantially all of its assets in the securities of non-U.S. issuers.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Small- and Medium-sized Companies Risk
  Investment Style Risk
  Foreign Investment Risk
  Emerging Market Risk

An investment in a fund that concentrates its investments in a single country or a few countries entails greater risk than an investment in a fund that invests its assets in numerous countries. The Fund may be vulnerable to any financial, economic, political or other development in the country or countries in which it invests. As a result, the Fund’s shares may fluctuate more widely in value than those of a fund investing in a larger number of countries.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each full calendar year since 8/17/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
	38.22	- 5.06	- 18.18	- 10.52	31.06	18.84	15.67	22.89	14.73

Best Quarter:	4th Quarter 1999	+ 26.01%[1]
Worst Quarter:	3rd Quarter 2002	- 15.56%[1]
Year-to-date total return as of 3/31/2008 is -7.72%.

The next table shows the Fund's average annual total returns for Class 2 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest in an index.

Average Annual Total Return
(for the period ended 12/31/2007) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 8/17/1998
Class 2	7/31/2002	14.73%	20.49%	N/A	9.25%
MSCI EAFE Free		11.17%	21.59%	N/A	8.99%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees	0.39%
12b-1 Fees	0.25%
Other Expenses	0.24%
Total Annual Fund Operating Expenses [2]	0.88%

2.  Effective January 1, 2009, the Fund's investment advisor has agreed to limit Total Annual Fund Operating Expenses to 1.00% through February 28, 2011.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 90
3 years	$ 281
5 years	$ 488
10 years	$ 1,084

VA Omega Fund

FUND FACTS:

Goal:

·  Long-term Capital Growth

Principal Investment:

·  U.S. Common Stocks of Any Market Capitalization

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Aziz Hamzaogullari, CFA

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund invests primarily, and under normal conditions substantially all of its assets, in common stocks of U.S. companies of any market capitalization. The Fund’s portfolio manager employs a growth style of equity management that seeks to emphasize companies with cash flow growth, sustainable competitive advantages, returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Small- and Medium-sized Companies Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
22.25	47.24	- 12.46	- 14.79	- 25.45	39.61	6.98	3.57	5.70	11.74

Best Quarter:	4th Quarter 1999	+ 29.99%[1]
Worst Quarter:	4th Quarter 2000	- 25.00%[1]
Year-to-date total return as of 3/31/2008 is -10.04%.

The next table shows the Fund’s average annual total returns for Class 2 shares over the past one-, five- and ten-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 1000® Growth Index (Russell 1000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2007) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/6/1997
Class 2	7/31/2002	11.74%	12.81%	6.22%	6.76%
Russell 1000 Growth		11.81%	12.10%	3.83%	5.42%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees	0.52%
12b-1 Fees	0.25%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.96%

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 98
3 years	$ 306
5 years	$ 531
10 years	$ 1,178

VA Special Values Fund

FUND FACTS:

Goal:

·  Capital Growth

Principal Investment:

·  Small-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  James M. Tringas, CFA

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks capital growth in the value of its shares.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 2000® Index, measured at the time of purchase). The Fund will seek to maintain a dollar-weighted average market capitalization that falls within the market capitalization range of the companies tracked by the Russell 2000® Index. As of its last reconstitution in June 2007, the Russell 2000® Index had a market capitalization range of approximately $125 million to $3.3 billion. The remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents or common stocks of any market capitalization. The Fund's portfolio manager seeks to limit the investment risk of small company investing by seeking stocks that trade below what the portfolio manager considers their intrinsic value. The Fund's portfolio manager looks specifically for various growth triggers, or catalysts, that will bring the stock's price into line with its actual or potential value, such as new products, new management, changes in regulation and/or restructuring potential.

For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Small- and Medium-sized Companies Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each full calendar year since 5/1/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
	12.07	20.71	18.11	- 12.63	29.20	20.10	10.48	21.19	- 7.73

Best Quarter:	4th Quarter 2001	+ 22.32%[1]
Worst Quarter:	3rd Quarter 2002	- 21.71%[1]
Year-to-date total return as of 3/31/2008 is -4.14%.

The next table shows the Fund’s average annual total returns for Class 2 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 2000® Value Index (Russell 2000 Value). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund fees or expenses, charges assessed by participating insurance companies, or any taxes. It is not possible to invest in an index.

Average Annual Total Return
(for the period ended 12/31/2007) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 5/1/1998
Class 2	7/31/2002	- 7.73%	13.90%	N/A	10.39%
Russell 2000 Value		- 9.78%	15.80%	N/A	8.36%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2007. The Fund does not assess any fees upon purchase or redemption. The tables below do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees	0.78%
12b-1 Fees	0.25%
Other Expenses [2]	0.19%
Total Annual Fund Operating Expenses [2]	1.22%

2.  The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 124
3 years	$ 387
5 years	$ 670
10 years	$ 1,477

THE FUNDS' INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $112.9 billion in assets for the Evergreen funds as of 12/31/2007. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with $782.9 billion in consolidated assets as of 12/31/2007. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. One or more investment sub-advisors manage the day-to-day investment operations of certain Funds, subject to the oversight of EIMC (see "The Funds' Sub-Advisor(s)").

For the fiscal year ended 12/31/2007, the aggregate advisory fee paid to EIMC by each Fund was as follows:

Fund	% of the Fund's average daily net assets
VA Balanced Fund	0.30%
VA Core Bond Fund	0.32%
VA Diversified Income Builder Fund	0.40%
VA Fundamental Large Cap Fund	0.58%
VA Growth Fund	0.70%
VA High Income Fund	0.50%
VA International Equity Fund	0.39%
VA Omega Fund	0.52%
VA Special Values Fund	0.78%

For a discussion regarding the considerations of the Funds' Board of Trustees in approving the applicable Fund's investment advisory agreement(s), please see each Fund's Annual Report for the fiscal year ended December 31, 2007.

Legal Proceedings Pursuant to an administrative order issued by the Securities and Exchange Commission ("SEC") on September 19, 2007, Evergreen Investment Management Company, LLC ("EIMC"), Evergreen Investment Services, Inc. ("EIS"), Evergreen Service Company, LLC ("ESC" and together with EIMC and EIS, the "Evergreen Entities"), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds' prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUNDS' SUB-ADVISOR

Tattersall Advisory Group, Inc. (TAG) is a sub-advisor to VA Core Bond Fund and VA High Income Fund. TAG has been managing fixed income accounts since 1976 and is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

EIMC may pay a portion of its advisory fee to TAG for its services. There is no additional charge to the Funds for the services provided by TAG.

THE FUNDS' PORTFOLIO MANAGERS

VA Balanced Fund

Margaret D. Patel is a Managing Director and Senior Portfolio Manager for Evergreen's Fundamental Equity group. Ms. Patel has been with Evergreen and managed the fund since 2007. Previously she served as a Senior Vice President with Pioneer Investments (1999-2007).

VA Core Bond Fund

TAG has served as sub-advisor to the Fund since its inception. The team at TAG responsible for managing the Fund includes Robert A. Calhoun, CFA, who is the lead portfolio manager of the team, Parham M. Behrooz, CFA and Todd C. Kuimjian, CFA, each of whom has co-managed the Fund since its inception.

Mr. Calhoun is an Executive Managing Director and Chief Investment Officer for TAG. He joined TAG in 1988, serving first as a Research Analyst and later as Managing Director of Research. He was appointed Chief Investment Officer in 2000 and named Executive Managing Director in 2003.

Mr. Behrooz is the Managing Director of Credit Research and Trading for TAG. He joined TAG in 1996, serving first as a Research Analyst and later as a Senior Credit Analyst, prior to being named Head of Credit Research in 2000. Mr. Behrooz was named Managing Director in 2004.

Mr. Kuimjian is a Senior Commercial Mortgage-Backed and Government-related Portfolio Manager for TAG. From 1994 until joining TAG in May 2001, he served as a Senior Research Analyst for First Capital Group and a Research Analyst for Mentor Investment Advisors.

VA Diversified Income Builder Fund

Margaret D. Patel has managed the fund since 2007.

VA Fundamental Large Cap Fund

The Fund is managed by Walter T. McCormick, CFA, who is the lead portfolio manager, and Emory W. (Sandy) Sanders, Jr., CFA.

Mr. McCormick has managed the Fund since March 2002. Mr. McCormick is a Senior Vice President, Senior Portfolio Manager and head of the Value Equity team at EIMC. He originally joined a predecessor of EIMC in 1984. Mr. McCormick joined David L. Babson & Co., Inc. in 1998 and retired from there in April 2000. From April 2000 to March of 2002 he managed private portfolios. He rejoined EIMC in March 2002.

Mr. Sanders is a Director, Portfolio Manager and Senior Equity Analyst with the Large Cap Equity Research team at EIMC. He has been with EIMC or one of it predecessors since 1997. Mr. Sanders has managed the Fund since 2007.

VA Growth Fund

Linda Z. Freeman, CFA, Jeffrey S. Drummond, CFA, Edward Rick, CFA, Jeffrey Harrison, CFA, and Paul Carder, CFA, are the co-managers of the Fund.

Ms. Freeman has co-managed the Fund since its inception and has been co-lead portfolio manager of the Fund since December 2006. She is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. She joined EIMC in November 2000.

Mr. Drummond has co-managed the Fund since its inception and has been co-lead portfolio manager of the Fund since December 2006. He is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000.

Mr. Rick has co-managed the Fund since its inception. He is a Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000.

Mr. Harrison has co-managed the Fund since March 1999. He is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000.

Paul Carder, CFA is a Portfolio Manager and Director with EIMC. He joined EIMC in September 2004 as an Analyst and became a Portfolio Manager in March 2007. From 2000 to 2004, he served as an Associate Equity Research Analyst for Wachovia Securities. Mr. Carder has managed the Fund since 2005.

VA High Income Fund

Andrew Cestone is the Director of High Yield and Senior Portfolio Manager for TAG's High Yield Team. Mr. Cestone has been with TAG and managed the fund since 2007. Previously he served as Managing Director and Chief Investment Officer of the Global High Yield Team with Deutsche Asset Management (1998-2006).

VA International Equity Fund

Francis X. Claro, CFA, is a Senior Portfolio Manager and Managing Director who heads the International Small Cap Equity Unit of EIMC. He joined EIMC in 1994. Prior to joining EIMC, he served as an Investment Officer with the Inter-American Investment Corporation, where he was responsible for making private equity and debt investments. Mr. Claro has managed the Fund since 2007.

VA Omega Fund

Aziz Hamzaogullari, CFA, is Managing Director, Portfolio Manager and Director of Research with the Fundamental Equity Team at EIMC. He has been with EIMC since 2001. Prior to becoming Director of Research in 2003 he was a Senior Analyst. Mr. Hamzaogullari has managed the Fund since 2006.

VA Special Values Fund

James M. Tringas, CFA, is a Senior Portfolio Manager and Managing Director with the Value Equity Unit at EIMC. He has been with EIMC or one of its predecessors since 2002. Mr. Tringas has managed the Fund since 2002.

PRICING

CALCULATING A FUND'S SHARE PRICE

The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund's total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund's NAV is normally calculated using the value of the Fund's assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under other unusual circumstances.

The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided.

VALUING A FUND'S INVESTMENTS

A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value.

Valuing securities at a "fair value". If a market price for a security is not readily available or is deemed unreliable, a Fund will use a "fair value" of the security as determined under policies established and reviewed periodically by the Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund's portfolio could be different from the actual value at which those securities could be sold in the market.

The following paragraphs identify particular types of securities that are often fair valued. While the Evergreen funds' fair value policies apply to all of the Evergreen funds, the amount of any particular Fund's portfolio that is fair valued will vary based on, among other factors, the Fund's exposure to these types of securities. Since certain Funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by a Fund to a significant extent.

Securities that trade on foreign exchanges and on days when a Fund does not price its shares. Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund's shares will not reflect any such changes until the Fund's NAV is next calculated. In addition, even on days when the NYSE is open, many foreign exchanges close substantially before 4:00 p.m. ET, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund values its shares. In such instances, a Fund may fair value such securities.

Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the value of the U.S. dollar will affect the Fund's NAV. Since a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund's NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund's NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

The Funds offer two classes of shares. Only Class 2 shares are offered in this prospectus. The Funds offer Class 2 shares at NAV with no front-end or deferred sales charge. Class 2 shares are subject to 12b-1 fees. Class 1 shares are sold to certain participating insurance companies; they are not subject to 12b-1 fees. Pay particularly close attention to the fee structure so you know how much you will be paying before you invest.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees (if any) or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these financial services firms may include the Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.847.5397 for a listing of financial services firms with whom we have such arrangements.

PARTICIPATING INSURANCE COMPANIES

The Funds were organized to serve as investment vehicles for separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies. The Funds do not currently foresee any disadvantages to the holders of the contracts or policies arising from the fact that the interests of holders of those contracts or policies may differ due to their different tax treatments and other considerations. Nevertheless, the Board of Trustees has established procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. The Evergreen Variable Annuity Trust assumes no responsibility for such prospectuses.

HOW TO BUY AND REDEEM SHARES

Investors may not purchase or redeem shares of a Fund directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Investors should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies, how to redeem funds or change investment options and any fees associated with a purchase or redemption.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of a Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day pursuant to the variable annuity contracts or variable life insurance policies.

The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the time that the Fund calculates its NAV. These financial service firms may charge transaction fees.

Timing of Proceeds

Normally, we will send your redemption proceeds on the next business day after we receive a request; however, we reserve the right to wait up to seven business days to redeem any investments.

Closing of VA Special Values Fund

After April 8, 2005, shares of Evergreen VA Special Values Fund are available for purchase only by existing shareholders, including qualified retirement plans and their successor plans and insurance companies that have entered into participation agreements relating to the Fund on or before April 8, 2005. This restriction may be eliminated at any time in the future, without prior notice to shareholders, and it may be waived by the Trustees of the Fund at any time for any purchaser or class of purchasers.

DIVIDENDS AND DISTRIBUTIONS

A Fund passes along to the separate accounts of participating insurance companies the net income and gain it receives from its investments in two forms: dividends and capital gains distributions. Dividends are derived from the dividends, interest and other income that a mutual fund receives from its investments. Capital gains are realized when a mutual fund sells an investment for a gain.

Distribution Payment Schedule. The frequency of dividend distributions for a Fund is listed under its Fund Facts section in the Fund Risk/Return Summary. A Fund usually distributes long-term capital gains, if any, at least once a year, near the end of the calendar year.

TAXES

It is assumed that the shares of each Fund will be respected as owned by insurance company accounts; however, the IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Evergreen believes that tax-deferred treatment for a Fund will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control,” and such guidance could affect the treatment of a Fund, including retroactively. For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company. Variable annuity contracts or variable life insurance policies purchased through insurance company separate accounts should provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the contract or policy owner. Depending on the variable annuity contract or variable life insurance policy, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59½. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

MORE INFORMATION ABOUT THE FUNDS' FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee is paid by each Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

To compensate EIS for the service it provides and for the expenses it bears in connection with the distribution of Fund shares, certain classes of the Evergreen funds make payments to EIS from fees assessed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Because 12b-1 fees are paid out of the assets of each applicable class on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses

Mutual funds pay a variety of other fees and expenses in connection with their operations, including, for example, administrative service fees, transfer agency fees, shareholder servicing fees, custody fees, audit fees and legal fees.

Total Annual Fund Operating Expenses

The expense ratio of each of the Funds is shown in the section entitled "Fees and Expenses." These expenses are paid by the Fund and reduce the performance results for the share class to which they apply. The separate accounts are not charged these fees directly; instead they are taken out before each Fund's NAV is calculated, and are expressed as a percentage of each Fund’s average daily net assets. Because these expenses are not charged directly to an insurance company separate account or to the accounts of policy owners or contract holders, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) your total return in each Fund is reduced by the fees and expenses paid by each Fund; (ii) expense ratios can vary greatly between funds and fund families; and (iii) each Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio. The Fund's Total Annual Fund Operating Expenses do not include expenses charged by participating insurance companies and their separate accounts.

PORTFOLIO TRADING COSTS

When mutual funds buy or sell equity securities, brokerage commissions are generally paid to the broker-dealers that execute the transactions. Rather than being reflected as an ongoing expense of a fund, commissions are added to the cost of purchasing, or subtracted from the proceeds of selling, a security, when determining a fund's gain or loss. Although from time to time a fund might pay a commission on a transaction involving a debt security, such transactions are generally conducted directly with a dealer or other counterparty (principal transactions), and no commission is paid. Rather, an undisclosed amount of “mark-up” is included in the price paid for the security. As a result, funds that invest mainly in debt securities will typically have lower brokerage commissions, although not necessarily lower transaction costs, than funds that invest mainly in equity securities. A Fund may place a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Fund's investment advisor. For more complete information regarding the amounts of such trades, please see the SAI. Information concerning the brokerage commissions paid by a Fund during its most recent fiscal year is set forth below. The table does not reflect the undisclosed amount of "mark-up" on principal transactions.

VA Balanced Fund:
Total shares traded: [1]	18,175,841
Total dollars traded: [1]	$ 84,214,296
Average commission per share:	$ 0.00
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 55,096
Total commissions as a percentage of average net assets:	0.08%
Commissions paid per $1,000 invested:	$ 0.76

1.  Only includes trades in which a commission was paid.

VA Core Bond Fund:
Total shares traded: [1]	6,795,470
Total dollars traded: [1]	$ 6,942,091
Average commission per share:	$ 0.00
Commission per share range:	$0.00 - $0.03
Total commissions paid:	$ 801
Total commissions as a percentage of average net assets:	0.00%
Commissions paid per $1,000 invested:	$ 0.02

1.  Only includes trades in which a commission was paid.

VA Diversified Income Builder Fund:
Total shares traded: [1]	17,857,140
Total dollars traded: [1]	$ 43,960,671
Average commission per share:	$ 0.00
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 22,973
Total commissions as a percentage of average net assets:	0.03%
Commissions paid per $1,000 invested:	$ 0.26

1.  Only includes trades in which a commission was paid.

VA Fundamental Large Cap Fund:
Total shares traded: [1]	2,500,701
Total dollars traded: [1]	$ 103,806,536
Average commission per share:	$ 0.04
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 88,302
Total commissions as a percentage of average net assets:	0.05%
Commissions paid per $1,000 invested:	$ 0.51

1.  Only includes trades in which a commission was paid.

VA Growth Fund:
Total shares traded: [1]	8,338,428
Total dollars traded: [1]	$ 208,741,890
Average commission per share:	$ 0.04
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 295,688
Total commissions as a percentage of average net assets:	0.33%
Commissions paid per $1,000 invested:	$ 3.25

1.  Only includes trades in which a commission was paid.

VA High Income Fund:
Total shares traded: [1]	21,564,416
Total dollars traded: [1]	$ 21,364,275
Average commission per share:	$ 0.00
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 792
Total commissions as a percentage of average net assets:	0.00%
Commissions paid per $1,000 invested:	$ 0.02

1.  Only includes trades in which a commission was paid.

VA International Equity Fund:
Total shares traded: [1]	105,436,168
Total dollars traded: [1]	$ 352,521,726
Average commission per share:	$ 0.00
Commission per share range:	$0.00 - $1.97
Total commissions paid:	$ 419,112
Total commissions as a percentage of average net assets:	0.14%
Commissions paid per $1,000 invested:	$ 1.38

1.  Only includes trades in which a commission was paid.

VA Omega Fund:
Total shares traded: [1]	2,105,650
Total dollars traded: [1]	$ 91,970,015
Average commission per share:	$ 0.03
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 69,789
Total commissions as a percentage of average net assets:	0.06%
Commissions paid per $1,000 invested:	$ 0.61

1.  Only includes trades in which a commission was paid.

VA Special Values Fund:
Total shares traded: [1]	6,605,570
Total dollars traded: [1]	$ 142,742,126
Average commission per share:	$ 0.03
Commission per share range:	$0.00 - $0.05
Total commissions paid:	$ 215,111
Total commissions as a percentage of average net assets:	0.16%
Commissions paid per $1,000 invested:	$ 1.62

1.  Only includes trades in which a commission was paid.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a Fund shareholder understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, the Funds' independent registered public accounting firm, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which are available upon request.

VA Balanced Fund

Year Ended December 31,
CLASS 2	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 15.13	$ 14.09	$ 13.70	$ 13.01	$ 11.50
Income from investment operations
Net investment income (loss)	0.35	0.33	0.27 [1]	0.21 [1]	0.18 [1]
Net realized and unrealized gains or losses on investments	0.61	1.01	0.41	0.57	1.60
Total from investment operations	0.96	1.34	0.68	0.78	1.78
Distributions to shareholders from
Net investment income	- 0.60	- 0.30	- 0.29	- 0.09	- 0.27
Net asset value, end of period	$ 15.49	$ 15.13	$ 14.09	$ 13.70	$ 13.01
Total return [2]	6.43%	9.62%	5.03%	6.03%	15.48%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 2,908	$ 2,750	$ 2,606	$ 2,576	$ 1,239
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.77%	0.75%	0.78%	1.15%	1.20%
Expenses excluding waivers/reimbursements and expense reductions	0.77%	0.75%	0.78%	1.15%	1.20%
Net investment income (loss)	2.19%	2.26%	1.98%	1.61%	1.42%
Portfolio turnover rate	105%	52%	78%	128%	145%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Core Bond Fund

	Year Ended December 31,
CLASS 2	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 10.00	$ 10.05	$ 10.17	$ 10.16	$ 10.23
Income from investment operations
Net investment income (loss)	0.48	0.44 [1]	0.38 [1]	0.35 [1]	0.34
Net realized and unrealized gains or losses on investments	0	- 0.04	- 0.16	0.03	0.03
Total from investment operations	0.48	0.40	0.22	0.38	0.37
Distributions to shareholders from
Net investment income	- 0.48	- 0.45	- 0.34	- 0.32	- 0.41
Net realized gains	0	0	0 [2]	- 0.05	- 0.02
Tax basis return of capital	0	0	0	0	- 0.01
Total distributions to shareholders	- 0.48	- 0.45	- 0.34	- 0.37	- 0.44
Net asset value, end of period	$ 10.00	$ 10.00	$ 10.05	$ 10.17	$ 10.16
Total return [3]	4.89%	3.96%	2.17%	3.76%	3.61%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 49,576	$ 50,869	$ 46,680	$ 29,949	$ 21,835
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.82%	0.78%	0.82%	0.81%	0.87%
Expenses excluding waivers/reimbursements and expense reductions	0.82%	0.78%	0.82%	0.81%	0.87%
Net investment income (loss)	4.61%	4.33%	3.74%	3.35%	3.17%
Portfolio turnover rate	228%	152%	197%	193%	153%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Amount represents less than $0.005 per share.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Diversified Income Builder Fund

Year Ended December 31,
CLASS 2	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 10.28	$ 10.05	$ 10.76	$ 10.49	$ 9.88
Income from investment operations
Net investment income (loss)	0.52 [1]	0.54 [1]	0.51 [1]	0.53 [1]	0.57 [1]
Net realized and unrealized gains or losses on investments	- 0.17	0.03	- 0.62	0.32	1.05
Total from investment operations	0.35	0.57	- 0.11	0.85	1.62
Distributions to shareholders from
Net investment income	- 0.51	- 0.34	- 0.51	- 0.48	- 1.01
Net realized gains	- 0.10	0	- 0.09	- 0.10	0
Total distributions to shareholders	- 0.61	- 0.34	- 0.60	- 0.58	- 1.01
Net asset value, end of period	$ 10.02	$ 10.28	$ 10.05	$ 10.76	$ 10.49
Total return [2]	3.43%	5.68%	- 1.01%	8.14%	16.50%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 48,113	$ 48,667	$ 41,332	$ 25,784	$ 7,493
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.89%	0.86%	0.87%	0.97%	1.04%
Expenses excluding waivers/reimbursements and expense reductions	0.89%	0.86%	0.87%	0.97%	1.04%
Net investment income (loss)	5.00%	5.27%	4.77%	4.98%	5.33%
Portfolio turnover rate	198%	97%	81%	125%	114%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Fundamental Large Cap Fund

	Year Ended December 31,
CLASS 2	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 19.53	$ 17.83	$ 16.51	$ 15.30	$ 11.86
Income from investment operations
Net investment income (loss)	0.16	0.18	0.13	0.17	0.11
Net realized and unrealized gains or losses on investments	1.40	2.03	1.32	1.20	3.42
Total from investment operations	1.56	2.21	1.45	1.37	3.53
Distributions to shareholders from
Net investment income	- 0.17	- 0.19	- 0.13	- 0.16	- 0.09
Net realized gains	- 1.67	- 0.32	0	0	0
Total distributions to shareholders	- 1.84	- 0.51	- 0.13	- 0.16	- 0.09
Net asset value, end of period	$ 19.25	$ 19.53	$ 17.83	$ 16.51	$ 15.30
Total return [1]	8.01%	12.39%	8.75%	8.93%	29.77%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 66,201	$ 65,913	$ 57,360	$ 37,721	$ 24,131
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%	0.99%	1.04%	1.16%	1.24%
Expenses excluding waivers/reimbursements and expense reductions	1.00%	0.99%	1.04%	1.16%	1.24%
Net investment income (loss)	0.83%	0.94%	0.74%	1.02%	1.12%
Portfolio turnover rate	21%	21%	29%	80%	30%

1.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Growth Fund

	Year Ended December 31,
CLASS 2	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 15.41	$ 14.58	$ 13.72	$ 12.08	$ 8.71
Income from investment operations
Net investment income (loss)	- 0.09 [1]	- 0.12	- 0.12 [1]	- 0.10	- 0.11 [1]
Net realized and unrealized gains or losses on investments	1.62	1.67	0.98	1.74	3.48
Total from investment operations	1.53	1.55	0.86	1.64	3.37
Distributions to shareholders from
Net realized gains	- 3.15	- 0.72	0	0	0
Tax basis return of capital	- 0.01	0	0	0	0
Total distributions to shareholders	- 3.16	- 0.72	0	0	0
Net asset value, end of period	$ 13.78	$ 15.41	$ 14.58	$ 13.72	$ 12.08
Total return [2]	10.84%	10.63%	6.27%	13.58%	38.69%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 14,352	$ 14,636	$ 13,181	$ 4,960	$ 2,570
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.15%	1.13%	1.17%	1.21%	1.26%
Expenses excluding waivers/reimbursements and expense reductions	1.15%	1.13%	1.17%	1.21%	1.34%
Net investment income (loss)	- 0.57%	- 0.75%	- 0.90%	- 0.99%	- 1.03%
Portfolio turnover rate	112%	101%	142%	81%	118%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Total return does not reflect charges attributable to your insurance company's separate account.

VA High Income Fund

	Year Ended December 31,
CLASS 2	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 10.38	$ 10.23	$ 10.73	$ 10.43	$ 9.91
Income from investment operations
Net investment income (loss)	0.80	0.73 [1]	0.74	0.68 [1]	0.80 [1]
Net realized and unrealized gains or losses on investments	- 0.54	0.16	- 0.62	0.19	0.99
Total from investment operations	0.26	0.89	0.12	0.87	1.79
Distributions to shareholders from
Net investment income	- 0.76	- 0.74	- 0.62	- 0.57	- 1.27
Tax basis return of capital	- 0.03	0	0	0	0
Total distributions to shareholders	- 0.79	- 0.74	- 0.62	- 0.57	- 1.27
Net asset value, end of period	$ 9.85	$ 10.38	$ 10.23	$ 10.73	$ 10.43
Total return [2]	2.52%	8.66%	1.15%	8.39%	18.11%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 28,138	$ 29,510	$ 26,770	$ 16,698	$ 7,804
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.05%	1.00%	1.03%	1.24%	1.25%
Expenses excluding waivers/reimbursements and expense reductions	1.05%	1.00%	1.03%	1.25%	1.25%
Net investment income (loss)	7.28%	6.95%	6.55%	6.31%	7.39%
Portfolio turnover rate	86%	58%	67%	65%	77%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Total return does not reflect charges attributable to your insurance company's separate account.

VA International Equity Fund

	Year Ended December 31,
CLASS 2	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 16.12	$ 14.26	$ 12.59	$ 10.70	$ 8.24
Income from investment operations
Net investment income (loss)	0.29	0.34	0.14	0.09	- 0.01 [1]
Net realized and unrealized gains or losses on investments	2.09	2.88	1.83	1.92	2.56
Total from investment operations	2.38	3.22	1.97	2.01	2.55
Distributions to shareholders from
Net investment income	- 0.37	- 0.54	- 0.30	- 0.12	- 0.09
Net realized gains	- 1.36	- 0.82	0	0	0
Total distributions to shareholders	- 1.73	- 1.36	- 0.30	- 0.12	- 0.09
Net asset value, end of period	$ 16.77	$ 16.12	$ 14.26	$ 12.59	$ 10.70
Total return [2]	14.73%	22.89%	15.67%	18.84%	31.06%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 118,843	$ 109,836	$ 71,849	$ 25,451	$ 7,797
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.88%	0.93%	1.01%	1.21%	1.34%
Expenses excluding waivers/reimbursements and expense reductions	0.88%	0.93%	1.01%	1.21%	1.39%
Net investment income (loss)	1.75%	2.28%	1.22%	0.70%	- 0.15%
Portfolio turnover rate	58%	74%	61%	65%	132%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Omega Fund

	Year Ended December 31,
CLASS 2	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 17.62	$ 16.67	$ 16.10	$ 15.05	$ 10.78
Income from investment operations
Net investment income (loss)	0.01	0.01	- 0.04	0.01	- 0.03
Net realized and unrealized gains or losses on investments	2.05	0.94	0.61	1.04	4.30
Total from investment operations	2.06	0.95	0.57	1.05	4.27
Distributions to shareholders from
Net investment income	- 0.05	0	0 [1]	0	0
Net asset value, end of period	$ 19.63	$ 17.62	$ 16.67	$ 16.10	$ 15.05
Total return [2]	11.74%	5.70%	3.57%	6.98%	39.61%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 38,137	$ 37,036	$ 30,108	$ 19,662	$ 7,609
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.96%	0.95%	0.96%	0.93%	0.99%
Expenses excluding waivers/reimbursements and expense reductions	0.96%	0.95%	0.96%	0.93%	0.99%
Net investment income (loss)	0.07%	0.02%	- 0.32%	0.04%	- 0.46%
Portfolio turnover rate	31%	126%	124%	169%	180%

1.  Amount represents less than $0.005 per share.

2.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Special Values Fund

	Year Ended December 31,
CLASS 2	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 17.27	$ 16.09	$ 16.28	$ 13.76	$ 10.65
Income from investment operations
Net investment income (loss)	0.19	0.10	0.14	0.13	0
Net realized and unrealized gains or losses on investments	- 1.51	3.29	1.56	2.63	3.11
Total from investment operations	- 1.32	3.39	1.70	2.76	3.11
Distributions to shareholders from
Net investment income	- 0.18	- 0.08	- 0.12	- 0.12	0
Net realized gains	- 2.23	- 2.13	- 1.77	- 0.12	0
Total distributions to shareholders	- 2.41	- 2.21	- 1.89	- 0.24	0
Net asset value, end of period	$ 13.54	$ 17.27	$ 16.09	$ 16.28	$ 13.76
Total return [1]	- 7.73%	21.19%	10.48%	20.10%	29.20%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 19,130	$ 22,375	$ 19,633	$ 17,162	$ 7,479
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.21%	1.20%	1.23%	1.25%	1.26%
Expenses excluding waivers/reimbursements and expense reductions	1.21%	1.20%	1.23%	1.30%	1.40%
Net investment income (loss)	1.20%	0.60%	0.88%	0.98%	- 0.11%
Portfolio turnover rate	55%	55%	44%	34%	98%

1.  Total return does not reflect charges attributable to your insurance company's separate account.

OTHER FUND PRACTICES

The Funds may invest in futures and options, which are forms of derivatives. A Fund that uses this kind of investment strategy is subject to "Derivatives Risk," which is discussed in the section entitled "Overview of Fund Risks."

The Funds may borrow money, an investment practice typically used only for temporary or emergency purposes, such as meeting redemptions. Although not a principal investment practice, VA High Income Fund may borrow to purchase additional securities and currently intends to use leverage in order to adjust the dollar-weighted average duration of the portfolio. A Fund that uses these kinds of investment strategies is subject to "Leverage Risk," which is discussed in the section entitled "Overview of Fund Risks." The interest that the Fund must pay on borrowed money will reduce its net investment income and may also either offset any potential capital gains or increase losses.

The Funds may lend their securities. Lending securities involves the risk that the counterparty fails to return the loaned security or becomes insolvent, and may cause a Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

Although not a principal investment strategy, VA High Income Fund may at times invest in mortgage- or other asset-backed securities or debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities. Such investments may subject the Fund to "Mortgage- and Asset-Backed Securities Risk" and/or "U.S. Government Securities Risk," each of which is discussed in the section entitled “Overview of Fund Risks."

Although not a principal investment strategy, VA International Equity Fund may invest in debt securities, including up to 10% of its assets in below investment grade debt securities. Such investments may subject the Fund to "Interest Rate Risk," "Credit Risk" and/or "Below Investment Grade Bond Risk," each of which is discussed in the section entitled “Overview of Fund Risks."

Although not a principal investment strategy, VA International Equity Fund may invest up to 10% of its assets in Real Estate Investment Trusts (REITs) or their foreign equivalents. Risks associated with investments in securities of companies in the real estate industry include the following: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended.

VA International Equity Fund invests in foreign securities, which may include foreign currency transactions. Forward currency transactions and “proxy hedging” transactions would represent a maximum of 25% of the Fund's assets. A Fund which uses this kind of investment strategy is subject to "Foreign Currency Transactions Risk" discussed in the section entitled "Overview of Fund Risks."

While not a principal investment strategy, VA International Equity Fund and VA Omega Fund may invest in convertible securities. A Fund which uses this kind of investment strategy is subject to "Convertible Securities Risk" discussed in the section entitled "Overview of Fund Risks."

Although not a principal investment strategy, VA Omega Fund may purchase stocks in initial public offerings (IPOs). Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares.

While not a principal investment strategy, the VA Omega Fund may invest up to 25% of its assets (however, the Fund’s current intention is to invest no more than 15%) and VA High Income Fund may invest up to 50% of its assets, in foreign securities. A Fund which uses this kind of investment strategy is subject to "Foreign Investment Risk" discussed in the section entitled "Overview of Fund Risks."

Although not currently a principal investment practice, VA Core Bond Fund may engage in transactions that create leverage, including certain types of uncovered mortgage dollar rolls, with respect to up to 30% of the Fund's assets. A Fund which uses this kind of investment strategy is subject to "Leverage Risk" discussed in the section entitled "Overview of Fund Risks."

Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goal and, if employed, could result in a lower return and loss of market opportunity.

The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Portfolio turnover rates can be found in the "Financial Highlights" section of this prospectus.

Please consult the SAI for more information regarding these and other investment practices used by the Funds, including related risks.

Short-Term Trading

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

To limit the negative effects of short-term trading on the Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is "blocked" from purchasing shares of that fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;
  Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;
  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;
  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;
  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;
  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and shares acquired or sold by a participant in connection with plan loans; and
  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI in the section entitled "Policy for Dissemination of Portfolio Holdings."

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit our Web site at EvergreenInvestments.com or call 1.800.847.5397 to speak to an Evergreen funds service representative.

INDEX DESCRIPTIONS

Index	Description	Funds
Evergreen Diversified Income Builder Blended Index (EDIBBI)	EDIBBI is composed of the following indexes: MLHYMI (50%), JPMGXUS (25%) and LBABI (25%).	VA Diversified Income Builder Fund
J.P. Morgan Global Government Bond Index excluding U.S. (JPMGXUS)	JPMGXUS is a widely used benchmark for measuring performance and quantifying risk across international bond markets. The index measures the total, principal, and interest returns in each market.	VA Diversified Income Builder Fund
Lehman Brothers Aggregate Bond Index (LBABI)

The LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities.

VA Balanced Fund VA Core Bond Fund VA Diversified Income Builder Fund
Merrill Lynch High Yield Master Index (MLHYMI)	MLHYMI is an unmanaged index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond market.	VA High Income Fund VA Diversified Income Builder Fund
Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free)	MSCI EAFE Free is an unmanaged broad market capitalization-weighted performance benchmark for developed market equity securities listed in Europe, Australasia and the Far East.	VA International Equity Fund
Russell 1000® Growth Index (Russell 1000 Growth)

The Russell 1000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

VA Omega Fund
Russell 1000® Index (Russell 1000)

The Russell 1000 is an unmanaged market capitalization-weighted index measuring the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The companies constituting the Russell 3000® represent approximately 98% of the U.S. market.

VA Balanced Fund VA Fundamental Large Cap Fund
Russell 2000® Growth Index (Russell 2000 Growth)

The Russell 2000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

VA Growth Fund
Russell 2000® Index (Russell 2000)

The Russell 2000 is an unmanaged market capitalization-weighted index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 8% of the total market capitalization of the Russell 3000® Index. The companies constituting the Russell 3000® represent approximately 98% of the U.S. market.

VA Special Values Fund
Russell 2000® Value Index (Russell 2000 Value)

The Russell 2000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

VA Special Values Fund
S&P 500® Index (S&P 500)	The S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation.	VA Balanced Fund VA Fundamental Large Cap Fund

Shareholder Services

Call 1.800.847.5397

Monday-Friday, 9 a.m. to 6 p.m. Eastern Time

Write us a letter

·  Evergreen Investments

·  P.O. Box 8400

·  Boston, MA 02266-8400

For express, registered or certified mail

·  Evergreen Investments

·  30 Dan Road

·  Canton, MA 02021-2809

For More Information About the Evergreen Variable Annuity Funds, Ask for:

  Each Fund's most recent Annual or Semiannual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date. The Annual Report also contains commentary from the Fund’s portfolio managers regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.
  The Statement of Additional Information (SAI), which contains more detailed information about the Funds and their policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions or other information, or to request a copy, without charge, of any of these documents, call 1.800.847.5397 or ask your investment professional. We will mail material within three business days. The Funds' SAI and their most recent Annual and Semi-annual Reports are not available at EvergreenInvestments.com because Fund shares are only available through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies.

Information about the Funds (including their SAIs) is also available, without charge, on the SEC's Internet Web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

·  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

·  200 Berkeley Street, Boston, MA 02116-5034.

·  Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2007.

561428 RV6 (5/08)

·  Evergreen Investments

·  200 Berkeley Street

·  Boston, MA 02116-5034

SEC File No.: 811-08716

EVERGREEN VARIABLE ANNUITY TRUST

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)

EVERGREEN VARIABLE ANNUITY TRUST

200 Berkeley Street

Boston, Massachusetts 02116-5034

1.800.343.2898

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2008, as supplemented May 30, 2008

Evergreen VA Diversified Capital Builder Fund ("VA Diversified Capital Builder Fund")

(formerly Evergreen VA Balanced Fund)

Evergreen VA Core Bond Fund (“VA Core Bond Fund”)

Evergreen VA Diversified Income Builder Fund ("VA Diversified Income Builder Fund")

(formerly Evergreen VA Strategic Income Fund)

Evergreen VA Fundamental Large Cap ("VA Fundamental Large Cap Fund")

Evergreen VA Growth Fund (“VA Growth Fund")

Evergreen VA High Income Fund ("VA High Income Fund")

Evergreen VA International Equity Fund ("VA International Equity Fund")

Evergreen VA Omega Fund (“VA Omega Fund”)

Evergreen VA Special Values Fund ("VA Special Values Fund")

(Each a “Fund”; together, the “Funds”)

Each Fund is a series of Evergreen Variable Annuity Trust (the “Trust”).

This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated May 1, 2008, as supplemented from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through two prospectuses: one offering Class 1 shares and one offering Class 2 shares. The Funds are offered to separate accounts funding variable annuity and variable life insurance contracts issued by life insurance companies (collectively “Participating Insurance Companies”).

Audited financial statements for the Funds, as of December 31, 2007, for the fiscal year then ended, including notes thereto, and the reports of the Independent Registered Public Accounting Firm thereon, are incorporated into this document by reference (which means they are considered part of this SAI) to the Trust’s Annual Reports dated December 31, 2007 relating to the Funds. The Trust’s December 31, 2007 Annual Reports relating to the Funds were filed electronically with the SEC on March 6, 2008 (Accession No. 0001379491-08-000035).

You may obtain a copy of each Fund’s prospectus, Annual Report, Semiannual Report and SAI without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it from EvergreenInvestments.com.

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND (the “Fund”)

Information regarding the Fund in the Statement of Additional Information (“SAI”) of the Fund dated May 1, 2008 is hereby restated as of March 11, 2009 with the below changes. The date of the Fund's SAI as it relates to Class 1 and Class 2 Shares of the Fund is March 11, 2009.

The following changes are made to the front cover:

                The reference to the date of the Fund’s prospectus is amended to reflect that the date of the Fund’s prospectus as it relates to Class 1 and Class 2 Shares of the Fund is now March 11, 2009

                The paragraph regarding the audited financial statements with respect to the Fund only is replaced with the following:

                  The audited financial statements for Evergreen Diversified Income Builder Fund, including the notes thereto, and the report of the Independent Registered Public Accounting Firm thereon, included in the Evergreen Variable Annuity Trust’s Annual Report dated December 31, 2008, are incorporated into this document by reference (which means they are considered part of this SAI). The Evergreen Variable Annuity Trust’s December 31, 2008 Annual Report relating to Evergreen Diversified Income Builder Fund was filed electronically with the SEC on March 10, 2009 (Accession No. 0001133228-09-000202).

            2.   The first paragraph in the section entitled “Policy for Dissemination of Portfolio Holdings” in the Fund’s SAI is replaced with the following:

Evergreen Adjustable Rate Fund, Evergreen Core Bond Fund, Evergreen Core Plus Bond Fund, Evergreen Diversified Income Builder Fund, Evergreen International Bond Fund, Evergreen Short Intermediate Bond Fund and Evergreen U.S. Government Fund, Evergreen VA Core Bond Fund and Evergreen VA Diversified Income Builder Fund:  a complete listing of portfolio holdings as of month end will be posted to the Evergreen funds’ Web site at www.EvergreenInvestments.com approximately 15 calendar days after the month end.

Evergreen money market funds:  a complete listing of portfolio holdings will be posted at www.EvergreenInvestments.com by the close of business on Friday of each week. While the Evergreen money market funds generally expect to post portfolio holdings information on a weekly basis, they may post portfolio holdings information on a more frequent basis from time to time.

Evergreen Institutional Mortgage Portfolio, Evergreen Market Index Fund, Evergreen Market Index Growth Fund and Evergreen Market Index Value Fund: do not post portfolio holdings information to www.EvergreenInvestments.com.

All other Evergreen funds: a complete listing of portfolio holdings as of calendar quarter end will be posted to the Evergreen funds’ Web site at >www.EvergreenInvestments.com approximately 15 calendar days after the calendar quarter end.

The following changes are made to the section entitled “Trustees and Officers:”

            The last sentences of the paragraphs discussing the Executive Committee, 15(c) Committee, Audit Committee, Distribution, 12b-1 and Service Committee and Performance Committee, respectively, are replaced with the following:

For the fiscal year ended December 31, 2008, the Executive Committee held 39 scheduled committee meetings.

            For the fiscal year ended December 31, 2008, the 15(c) Committee held 4 committee meetings.

            For the fiscal year ended December 31, 2008, the Audit Committee held 19 committee meetings.

For the fiscal year ended December 31, 2008, the Distribution, 12b-1 and Service Committee held 4 committee meetings.

For the fiscal year ended December 31, 2008, the Performance Committee held 7 committee meetings.

            The Trustee Biographical Information tables are replaced with the following:

Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupation for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex as of 12/31/2008[2]	Other Directorships held outside of Evergreen Fund Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, LLC (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	77	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College	77	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services	77	Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/08)
Carol A. Kosel DOB: 12/25/1963	Trustee	2008	Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund	77	None
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Former Manager of Commercial Operations, CMC Steel (steel producer)	77	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)	77	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)	77	None
Russell A. Salton, III, MD DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.	77	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)	77	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)	77	None

Interested Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupation for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex as of 12/31/2008[2]	Other Directorships held outside of Evergreen Fund Complex
William Walt Pettit DOB: 8/26/1955[3]	Trustee	1988	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company); Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)	77	None
Richard K. Wagoner, CFA DOB: 12/12/1937[4]	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	77	None

1  Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office.

2  As of December 31, 2008, the Evergreen fund complex consisted of ten open-end investment management companies representing seventy-one separate series and six closed-end funds.

3  It is possible that Mr. Pettit may be viewed as an "interested person" of the Evergreen Funds, as defined in the 1940 Act, because of his law firm's previous representation of affiliates of Wells Fargo & Company ("Wells Fargo"), the parent company of the Evergreen funds' investment adviser, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

4  Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wells Fargo, the parent company of the Evergreen funds' investment advisor.

            The Trustee Compensation introductory paragraph and table are replaced with the following:

Listed below is the Trustee compensation paid by the Fund for the fiscal year ended December 31, 2008 and by the Evergreen Fund Complex1 for the twelve months ended December 31, 2008. The Trustees do not receive pension or retirement benefits from the Evergreen funds.

Trustee Compensation

Trustee	Fund	Aggregate Compensation From the Fund	Total Compensation from the Evergreen Fund Complex[1,2]
Charles A. Austin III	VA Diversified Income Builder Fund	$162	$255,500
K. Dun Gifford	VA Diversified Income Builder Fund	$145	$238,000
Dr. Leroy Keith, Jr.	VA Diversified Income Builder Fund	$155	$234,250
Carol A. Kosel	VA Diversified Income Builder Fund	$134	$224,500
Gerald M. McDonnell	VA Diversified Income Builder Fund	$134	$202,750
Patricia B. Norris	VA Diversified Income Builder Fund	$134	$217,750
William Walt Pettit	VA Diversified Income Builder Fund	$148	$226,500
David M. Richardson	VA Diversified Income Builder Fund	$136	$205,250
Russell A. Salton, III, MD	VA Diversified Income Builder Fund	$146	$240,500
Michael S. Scofield	VA Diversified Income Builder Fund	$220	$345,250
Richard J. Shima	VA Diversified Income Builder Fund	$134	$207,000
Richard K. Wagoner	VA Diversified Income Builder Fund	$134	$201,750

1  As of December 31, 2008, the Evergreen fund complex consisted of ten open-end investment management companies representing seventy-one separate series and six closed-end funds.

2  The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all or part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment products in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive a distribution before the earlier of the first business day of January following (a) a date five years following the deferral election, or (b) the year in which the Trustee ceases to be a member of the Board of Trustees. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees' Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2008. The amounts listed below will be payable in later years to the respective Trustees:
Austin: $102,200
McDonnell: $202,750
Salton: $60,125
Scofield: $15,450
Shima: $103,500

            The “Trustee Ownership of Evergreen Fund Shares” introductory paragraph and table are replaced with the following:

The table shows the dollar range of each Trustee's investment in the Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2008. Amounts reflected include amounts received through the Trustees' Deferred Compensation Plan.

Independent Trustees

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Charles A. Austin III	Evergreen VA Diversified Income Builder Fund	$0	Over $100,000
K. Dun Gifford	Evergreen VA Diversified Income Builder Fund	$0	Over $100,000
Dr. Leroy Keith. Jr.	Evergreen VA Diversified Income Builder Fund	$0	$50,001-$100,000
Carol A. Kosel	Evergreen VA Diversified Income Builder Fund	$0	Over $100,000
Gerald M. McDonnell	Evergreen VA Diversified Income Builder Fund	$0	Over $100,000
Patricia B. Norris	Evergreen VA Diversified Income Builder Fund	$0	Over $100,000
David M. Richardson	Evergreen VA Diversified Income Builder Fund	$0	Over $100,000
Russell A. Salton, III, MD	Evergreen VA Diversified Income Builder Fund	$0	Over $100,000
Michael S. Scofield	Evergreen VA Diversified Income Builder Fund	$0	Over $100,000
Richard J. Shima	Evergreen VA Diversified Income Builder Fund	$0	Over $100,000

Interested Trustees:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
William Walt Pettit	Evergreen VA Diversified Income Builder Fund	$0	Over $100,000
Richard K. Wagoner	Evergreen VA Diversified Income Builder Fund	$0	Over $100,000

            The information in the “Principal Officers” table with respect to Dennis H. Ferro and Michael H. Koonce is replaced with the following:

Prinicipal Officers

Name, Address and Date of Birth	Position with Trust	Principal Occupation for the Last Five Years
W. Douglas Munn 200 Berkeley Street Boston, MA 02116 DOB: 4/21/1963	President since 2009	Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000

Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC.

The first two introductory paragraphs and table in the section entitled “Principal Holders of Fund Shares” are replaced with the following:

As of January 31, 2009, the officers and Trustees of each Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

Except as noted below in the table, to the Fund's knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding shares of any class of the Fund as of January 31, 2009.

VA Diversified Capital Builder Fund – Class 1
Nationwide Life Insurance c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	42%
Kemper Investors Life Insurance Company 1 Kemper Driver Bldg Long Grove, IL 60049-0001	20%
AEL VA Strategic Income Fund – Class 1 1479 AXP Financial Center Minneapolis, MN 55474-0001	19%
American Skandia Assurance Corp c/o Prudential Financial Attn: Williams Sues Mailstop 02-07-01 213 Washington Street Newark, NJ 07102-2917	17%
VA Diversified Capital Builder Fund – Class 2
AEL VA Strategic Income Fund – Class 1 1479 AXP Financial Center Minneapolis, MN 55474-0001	100%

            4.   The following changes are made to the section entitled “Investment Advisor:”

            The first sentence of the section is replaced with the following:

EIMC, a wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the investment advisor to the Funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034. Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94104.

The remaining references to Wachovia Corporation in the Fund's Statement of Additional Information as it relates to Class 1 and 2 shares of the Fund are amended to be references to Wells Fargo.

The following information is added to the table that shows the advisory fees paid with respect to the Fund:

            For the fiscal year ended December 31, 2008, the Fund paid $272,548 in advisory fees. Of this amount, the advisor waived $22.

            5.   The following changes are made to the section entitled “Portfolio Managers:”

            The following replaces the information found in the “Other Funds and Accounts Managed” table with respect to Margaret D. Patel:

Margaret D. Patel	Assets of registered investment companies managed
	Evergreen VA Diversified Capital Builder	$23,205
	Evergreen Diversified Capital Builder	$527,478
	Evergreen VA Diversified Income Builder	$45,299
	Evergreen Diversified Income Builder	$185,966
	Transamerica Life Insurance Co. High Yield	$18,980
	Prudential Insurance Co. High Yield	$20,476
	TOTAL	$821,404
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	$0
	Number of those subject to performance fee	0
	Asset of those subject to performance fee	$0
	Number of separate accounts managed	1
	Assets of separate accounts managed	$36,413
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

            The following information replaces the sub-section entitled “Compensation” with respect to the Fund:

The compensation structure for EIMC's portfolio managers includes a competitive fixed base salary plus variable incentives (EIMC utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.

            The last sentence of the first paragraph in the sub-section entitled “Fund Holdings” with respect to the Fund is replaced with the following:

            As of the Fund’s fiscal year ended December 31, 2008, Margaret D. Patel did not hold any shares in the Fund or any variable annuity contracts or variable life insurance policies funded by separate accounts that invest in the Fund.

The following changes are made to the section entitled “Brokerage:”

            The following information is added to the “Brokerage Commissions Paid” table with respect to the Fund:

            For the fiscal year ended December 31, 2008, the Fund paid $17,676 in total to all brokers. Of this amount, $6,220 was paid to Wachovia Securities, LLC.

            The following information is added to the “Brokerage Commissions with Research Firms” table with respect to the Fund:

            For the fiscal year ended December 31, 2008, the Fund paid 35.2% of its aggregate brokerage commissions to Wachovia Securities, LLC, and 21.1% of the Fund’s aggregate dollar amount of commissionable transactions was affected through Wachovia Securities, LLC.

            The following information is added to the “Brokerage Commissions with Research Firms” table with respect to the Fund:

            For the fiscal year ended December 31, 2008, the Fund had $43,211,022 dollar amount of transactions with research firms, and $17,828 in commissions paid on transactions with research firms

            The following information is added to the “Distribution and/or Service (12b-1) Fees” table:

            For the fiscal year ended December 31, 2008, the Fund paid $98,132 in 12b-1 fees.

The following changes are made to the section entitled “Other Service Providers:”

            The following information is added to the “Administration Service Fees Paid” table with respect to the Fund:

            For the fiscal year ended December 31, 2008, the Fund paid $66,139 in administrative service fees.

            The following information is added to the “Transfer Agency Fees Paid” table with respect to the Fund:

            For the fiscal year ended December 31, 2008, the Fund paid $300 in transfer agency fees.

March 11, 2009	584039 (3/09)

TRUST HISTORY AND ORGANIZATION

TRUST HISTORY

            The Trust is an open-end management investment company, which was organized as a Delaware statutory trust on December 23, 1997. Each Fund is a non-diversified series of the Trust.  A copy of the Agreement and Declaration of Trust, as amended, is on file as an exhibit to the Trust’s Registration Statement, of which this SAI is a part.

            On May 30, 2008, Evergreen VA Balanced Fund changed its name to Evergreen VA Diversified Capital Builder Fund.

On April 18, 2005, Evergreen VA Growth Fund acquired Evergreen VA Special Equity Fund, Evergreen VA Growth and Income Fund acquired Evergreen VA Fund, Evergreen VA Growth and Income Fund changed its name to Evergreen VA Fundamental Large Cap Fund, and Evergreen VA Foundation Fund changed its name to Evergreen VA Balanced Fund.

On July 14, 2003, Evergreen VA Special Values Fund changed its name from Evergreen VA Small Cap Value Fund.

On June 13, 2003, Evergreen VA International Equity Fund changed its name from Evergreen VA International Growth Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares.  The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

            Voting Rights.  Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  Generally, at meetings of shareholders, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

Limitation of Trustees' Liability.  The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Shareholder Liability.  Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund.  However, the Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

FUND POLICIES, SECURITIES, PRACTICES AND RISKS

FUNDAMENTAL INVESTMENT POLICIES

            Each Fund has adopted the fundamental investment policies set forth below which may not be changed without the vote of a “majority of the outstanding voting securities” of a Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law.  If the law governing a policy changes, the Fund’s practices may be changed accordingly without a shareholder vote.  Unless otherwise stated, all references in this section to the assets of a Fund are in terms of current market value.

Diversification.  Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy: To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

            Concentration.  Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy: Each Fund may not invest more than 25% of its total assets in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the United States, its agencies, instrumentalities, or political subdivisions).

            Issuing Senior Securities.  Except as permitted under the 1940 Act, each Fund may not issue senior securities.

            Borrowing.  Each Fund may not borrow money, except to the extent permitted by applicable law.

            Further Explanation of Borrowing Policy:  Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

            Underwriting.  Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

            Real Estate.  Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

Further Explanation of Real Estate Policy.  Each Fund may acquire or dispose of real estate or interests in real estate acquired through the exercise of its rights as the holder of debt obligations secured by real estate or interests therein.

            Commodities.  Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

            Lending.  Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law.  The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:  To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets.  While securities are on loan, the borrower will pay the Fund any income accruing on the security.  The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

            When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash, cash equivalents or government securities.  The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest.  The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

            The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 25217-812-11592).

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment goal and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.  Some of the information below may not apply to the Fund or the Class in which you are interested.  The term “advisor” includes any sub-advisor applicable to a Fund.

Money Market Instruments.  The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities.  The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations.  Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury.  This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone.  One important exception is securities issued and guaranteed by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

            Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following:

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)  Farmers Home Administration;

(iii) Federal Home Loan Banks;

(iv) Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions.  The Fund may purchase securities on a when‑issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.   The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Derivatives.  The use of swaps, options, futures contracts, and other derivatives involves risk.  Thus, while a Fund may benefit from the use of options, futures, options on futures and other derivatives, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.

Even if a Fund has the ability to engage in derivatives transactions, no Fund has the obligation to enter into derivatives transactions at any time or under any circumstances.  In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

A Fund’s ability to engage in derivatives transactions is limited by the requirements for qualifying as a "regulated investment company" under the Internal Revenue Code.

Swaps, Caps, Floors and Collars.  A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Interest rate swaps.  Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount.  If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit default swaps.  A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the issuer of the underlying reference obligation.  If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund.  As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party issuer of the underlying reference obligation.  In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract.  If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations.  As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

            Total return swaps.  In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s).  In a total return swap, one party will agree to pay to the other party the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, floors, collars.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Risk Factors in Swap Contracts and Other Two-Party Contracts.  The most significant factor in the performance of swaps, caps, floors, and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement.  If the investment adviser is incorrect in its forecasts of such factor, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

            In addition, a Fund may only close out a swap, cap, floor, collar, or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty.  If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights.  For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights.  The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.  The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Options on Securities and Indices.   An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or units of the index underlying the option) at a specified price.  Upon exercise of an option on a security, the writer of the option generally has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise of an option on an index, the writer of the option generally is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be traded on securities exchanges, or on the over-the-counter market.

Purchasing Options on Securities and Indices.  Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security.  If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit.  By using put options in this manner, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs.  In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

            Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future.  If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit.  The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.  Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices.  Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices.  The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit.  The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

A Fund may write a call option on a security or other instrument held by the Fund.  In such a case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option.  Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund.  During periods of declining securities' prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk.  However, when securities' prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received.  Call options written on securities that the Fund does not own are riskier than call options written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call option is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option.  Call options written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

A Fund also may write a put option on a security.  In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options.  A Fund may also invest in over-the-counter (“OTC”) options.  OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions.  The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option.  If an option is American style, it may be exercised on any day up to its expiration date.  In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction.  In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased.  A Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs).  A Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs).  Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written.  A Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option.  A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

Risk Factors in Options Transactions.  There are various risks associated with transactions in exchange-traded and OTC options.  The values of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration.  The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.  In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option.  This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments.  In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it may not be able to sell the underlying security unless the option expired without exercise.  As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but retains the risk of loss (net of premiums received) should the price of the underlying security decline.  As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option.  Similarly, as the writer of a call option on a securities index, a Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series.  If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above.  In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write.  The Fund(s), an investment advisor, and other clients of the investment advisor may constitute such a group.  These limits restrict a Fund’s ability to purchase or sell particular options.

An OTC option          is also generally subject to the risks described above under " Risk Factors in Swap Contracts and Other Two-Party Contracts."

Futures Contracts and Related Options.  A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price.  A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price.  The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date.  The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as “contract markets”—approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction").  If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of liquid assets to serve as “initial margin.”  Initial margin is similar to a performance bond or good faith deposit, which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Options on futures contracts.  In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.  Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures.  If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option on futures contracts may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Investment in futures contracts involves risk.  A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract.  Successful use of futures contracts and related options by a Fund is subject to the investment advisor's ability to predict movements in various factors affecting financial markets.  The use of futures and related options strategies involves the risk of imperfect correlation among movements in the prices of the securities, index, or commodity underlying the futures and options purchased and sold by a Fund and in the prices of the options and futures contracts themselves.  Also, in a case where a Fund uses futures and related options for hedging purposes, there is the risk that movements in the prices of the futures and options will not correlate closely with movements in the prices of the securities that are the subject of the hedge.  The prices of futures and related options may not correlate perfectly with movements in the underlying securities, index, or commodity due to certain market distortions for a number of reasons.  For example, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying securities, index, or commodity and futures markets.  In addition, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than do the securities markets.  Increased participation by speculators in the futures markets may also cause temporary price distortions.  Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the underlying securities, index, or commodity and movements in the prices of futures and related option, even a correct forecast of general market trends by the investment advisor may still not result in a profitable position over a short time period.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.  The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position.  A Fund's ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop or continue to exist for a particular futures contract or option.

As noted above, a Fund that purchases or sells a futures contract is only required to deposit margin as required by relevant CFTC regulations and the rules of the relevant contract market.  Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio.  Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

U.S. Treasury security futures contracts and options.  U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price.  Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a Fund is subject to the investment advisor’s ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities.  For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities.  For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts.  An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index.  Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position.  A unit is the current value of the index.  A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).  A Fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The S&P 500 assigns relative weightings to the common stocks included in the S&P 500, and the value fluctuates with changes in the market values of those common stocks.  In the case of the S&P 500, contracts are to buy or sell 500 units.  Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150).  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4 per unit).  If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2 per unit).

There are several risks in connection with the use by a Fund of index futures.  For example, successful use of index futures by a Fund may be subject to the investment advisor’s ability to predict movements in the direction of the market.  For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline.  If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities.  It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

            Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges.  Options on securities and indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges.  For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  The lack of a common clearing facility creates counterparty risk.  If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies.  When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently.  If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.  A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.  In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is conducted on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate.  The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Foreign Securities” below).

            Structured Notes and Other Hybrid Instruments. Structured notes and other “hybrid” investments may combine elements of a derivative instrument, such as an option or a futures contract, with those of debt or a depository instrument.  The return on a structured note or other hybrid investment will depend in whole or in part on changes in values of one or more underlying securities, instruments, or other measures. Such investments may take a number of forms, including, for example, debt instruments whose interest or principal payments or redemption terms are determined by reference to the value of an index at a future time; preferred stocks with dividend rates determined by reference to the value of a currency; or convertible securities with conversion terms related to a particular commodity.

            Structured notes and other “hybrid” instruments entail many of the risks of investments in derivatives. The return on a hybrid instrument may be affected by factors that affect debt securities generally, such as credit risk and interest rate risk, and the risks related to the derivative instrument or return that is embedded in the instrument.  Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, hybrid instruments may bear interest or pay preferred dividends at above market rates but bear an increased risk of principal loss (or gain).  Hybrid instruments may provide a leveraged return and may be highly volatile.  They may also be highly illiquid.  There is no guaranty that suitable hybrid instruments will be available at any time, or that the use of hybrid instruments will be successful.

            Reverse convertible structured notes typically combine attributes of a debt security and a put option written by the Fund.  Under the terms of a typical reverse convertible structured note, the Fund will receive the principal amount of the note back at maturity, unless the value of the specified reference instrument (typically, an equity security) declines below a specified level.  In that case, the Fund would typically receive the reference instrument in lieu of cash payment of the principal.  In effect, the Fund would be required to purchase the reference instrument for a price equal to the principal amount of the note, even though the reference instrument has a market value below that amount. The return on such a note is intended to be comparable to the return the Fund would receive if it were to invest in a note at market rates, and sell a put option on the reference instrument for the term of the note.  The interest the Fund receives on the note is typically paid at a market rate, plus an amount approximating the premium that would be paid to the Fund on such a put option.

            The tax treatment of a Fund’s investments in reverse convertible structured notes is unclear, and the IRS may disagree with a Fund’s tax treatment of these investments.  If the IRS does take a position different from that of a Fund, the Fund could under-distribute its income for the taxable year.  See "Tax Information" in this Statement of Additional Information.  In such a situation, the Fund may correct the failure by paying “deficiency dividends” to shareholders and significant interest and penalty payments to the IRS.  In other circumstances, such a recharacterization could result in an overdistribution of income that would be treated as a return of capital not included in income currently but reducing the basis of Fund shares.

The Fund’s investments in reverse convertible structured notes could also affect the character and timing of income received by the Fund, including for purposes of determining the Fund’s distributions to shareholders.   Furthermore, the use of reverse convertible structured notes could lead to a difference in the Fund’s book income and its taxable income.  In this situation, income could be realized by the Fund for financial accounting purposes before it is realized for tax purposes, which may lead to a return of capital to Fund shareholders.

Foreign Currency Transactions.  Foreign currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors.  Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.  Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.  A Fund may use currency instruments for hedging, investment, or currency risk management.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date.  A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract.  The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency.  Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

A Fund also may purchase or sell currency futures contracts and related options.  Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price.  However, currency futures can be and often are closed out prior to delivery and settlement.   In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

            A Fund also may purchase or sell options on currencies.  These options give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.  Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner.  They may be traded on an exchange or in the OTC markets.  Options on currencies traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using options.

            Derivatives involving foreign currencies may often lead to differences between a Fund’s book income (as determined for financial accounting purposes) and its taxable income because federal income tax law generally treats gains and losses from foreign currency positions as ordinary income or loss, while for financial accounting purposes such gains or losses are capital gains or losses.  While a Fund may elect to treat foreign currency positions gains or losses as capital gains or losses, book/tax differences may still arise when various gains and losses offset each other for financial accounting purposes but not for tax purposes.  Thus, a Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders.  A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

            Currency Cross-hedge. A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the advisor feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

            Currency Proxy-hedge. A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where a fund owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

            Creating a Net Long Position Versus a Foreign Currency. Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

            Please see "Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges" above.

Residual Interest Bonds (Inverse Floaters).  Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”) are created by depositing a municipal bond in a trust. The trust then issues interests in the municipal bond in the form of both variable rate securities and RIBs. The interest rate on the variable rate securities is reset by an index or auction process normally every seven to thirty-five days, and RIB holders receive the balance of the income from the underlying municipal bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa.

An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. The interest rate of RIBs resets in the opposite direction from the market rate of interest on the security or index to which they are related. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to holders when short term interest rates rise, and increase the interest paid to holders when short-term interest rates fall. RIBs have varying degrees of liquidity, and may be less liquid than municipal bonds of comparable maturity.  RIBs may be considered to be leveraged to the extent that their interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and are subject to many of the same risks as derivatives. The higher degree of leverage inherent in RIBs is associated with greater volatility in their market values.  Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Repurchase Agreements.  A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest).  Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase.  The investment advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.   If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest.  In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements.  A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return.  Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price.  During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.  A reverse repurchase agreement generally creates investment leverage.  If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

Dollar Roll Transactions.  The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls.  The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Leverage.  The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen Investment Management Company’s  ("EIMC") Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions above) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBAs”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Securities Lending.  The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.   Voting rights or rights to consent with respect to the loaned securities passes to the borrower.  The Fund bears the risk that the value of investments made with collateral may decline.

Convertible Securities.  The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment goal. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks.  The Fund may purchase preferred stock.  Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants.  The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Indexed Securities.  The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.   An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

Brady Bonds.  The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks.  The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks.  The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities.  The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Premium Securities.  The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds.  The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” typically offer high yields, but also usually high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)   The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)   The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)    The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)   The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations.  The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities.  The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities (i.e., securities subject to restrictions on resale under federal securities laws).  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade among qualified institutional investors.  Since Rule 144A securities and other investments may have limited markets, the Fund’s portfolio manager, pursuant to procedures adopted by the Fund’s Board of Trustees, will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.

Investment in Other Investment Companies.  The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  Notwithstanding the foregoing, the Fund may invest an unlimited amount of its uninvested cash in the shares of money market funds or the shares of other Evergreen Funds, subject to the conditions set forth in the 1940 Act. The Fund’s ability to invest in other investment companies may differ from the limitations in the 1940 Act to the extent permitted by SEC rules or exemptive relief. For example, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and may lower the value of the Fund’s shares.

Short Sales.  A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities.  The Fund may invest in municipal bonds of any state, territory or possession of the United States, including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  Generally, the interest paid on an industrial development bond qualifies as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment goal depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.  In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico.  The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds.  A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes.  The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities (PIKs).  The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital. PIKs may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing junk bonds.

The federal income tax treatment of PIKs is the same as the federal income tax treatment of zero coupon bonds. See “Zero Coupon ‘Stripped’ Bonds” and “Tax Information” below.

Zero Coupon "Stripped" Bonds.  The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds. See “Tax Information” below.

Zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing junk bonds.

Mortgage‑Backed and Asset‑Backed Securities.  The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets, including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities.  TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments.  The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts.  The Fund may invest in investments related to real estate, including real estate investment trusts (REITs) such as equity REITs and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships.  The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments.  When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts.  The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

Loans.  A Fund may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders.  Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan.  (There may be one or more assignors or participating institutions prior in time to the Fund.)

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest.  In addition, loans in which a Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

If a Fund only acquires an assignment of or a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan.  In addition, a Fund may have to rely on the assignor(s) or participating institution(s) to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the assignor(s) may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights against the borrower directly.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation.  A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            Except as described below, no dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of the date of this SAI, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian, tax service provider and securities lending agent	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
Evergreen Investment Services, Inc.	Funds’ distributor	Daily
Evergreen Service Company, LLC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor and administrator	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly
JPMorgan Chase Bank	Funds’ securities lending agent	Daily
Wachovia Bank N.A.	Funds’ securities lending agent	Daily

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CODE OF ETHICS

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

TRUSTEES AND OFFICERS

TRUSTEES INFORMATION

The Trust is supervised by a Board of Trustees.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Trustee Compensation” below.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is not an interested person of the Fund as defined in the 1940 Act (an "Independent Trustee"). The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates. The Executive Committee also oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below).  For the fiscal year ended December 31, 2007, the Executive Committee held 36 scheduled committee meetings.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

            The Fund has a 15(c) Committee which consists of Charles A. Austin, III, K. Dun Gifford, Dr. Leroy Keith, Jr., William W. Pettit, Dr. Russell A. Salton, III and the Chairman of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. For the fiscal year ended December 31, 2007 the 15(c) Committee held 5committee meetings.

The Trust has an Audit Committee which consists of Dr. Russell A. Salton, III, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. The Audit Committee also oversees and assists Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended December 31, 2007, the Audit Committee held 8committee meetings.

            The Trust has a Distribution, 12b-1, and Service Committee (formerly the 12b-1 Committee) which consists of Carol Kosel, David M. Richardson and the Chairman of the Committee, William W. Pettit, each of whom is an Independent Trustee. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.   For the fiscal year ended December 31, 2007, the Distribution, 12b-1, and Service Committee held 4 committee meetings.

            The Trust has a Performance Committee which consists of K. Dun Gifford, Gerald M. McDonnell, Richard J. Shima, Richard K. Wagoner and the Chairman of the Committee, Dr. Leroy Keith, Jr.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. For the fiscal year ended December 31, 2007, the Performance Committee held 4 committee meetings.

            Set forth below are the Trustees of each of the sixteen Evergreen Trusts.  The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex[2]as of 12/31/2007	Other Directorships held outside of Evergreen Fund Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	94	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College	94	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services	94	Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/07)

Carol A. Kosel

DOB: 12/25/1963

	Trustee	2008	Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund.	94	None
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Former Manager of Commercial Operations, CMC Steel (steel producer)	94	None

Patricia B. Norris

DOB: 4/9/1948

	Trustee	2006	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)	94	None

William Walt Pettit

DOB: 8/26/1955

	Trustee	1988	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company); Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)	94	None

David M. Richardson

DOB: 9/19/1941

	Trustee	1982	President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)	94	None
Russell A. Salton, III, MD DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.	94	None

Michael S. Scofield

DOB: 2/20/1943

	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)	94	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)	94	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	94	None

1      Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

2      As of December 31, 2007, the Evergreen Fund Complex consisted of ten open-end investment management companies representing eighty-eight separate series and six closed-end funds.

3      Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2007.

TRUSTEE COMPENSATION

            Listed below is the Trustee compensation paid by each Fund for the fiscal year ended December 31, 2007 and by the Evergreen Fund Complex(1) for the twelve months ended December 31, 2007. The Trustees do not receive pension or retirement benefits from the Evergreen funds.

Trustee	Fund	Aggregate Compensation from the Fund	Total Compensation from the Evergreen Fund Complex(2)
Charles A. Austin III	VA Diversified Capital Builder Fund	$161	$233,250
	VA Core Bond Fund	$108
	VA Diversified Income Builder Fund	$192
	VA Fundamental Large Cap Fund	$377
	VA Growth Fund	$197
	VA High Income Fund	$85
	VA International Equity Fund	$655
	VA Omega Fund	$248
	VA Special Values Fund	$294
K. Dun Gifford	VA Diversified Capital Builder Fund	$143	$220,250
	VA Core Bond Fund	$96
	VA Diversified Income Builder Fund	$171
	VA Fundamental Large Cap Fund	$339
	VA Growth Fund	$176
	VA High Income Fund	$75
	VA International Equity Fund	$618
	VA Omega Fund	$221
	VA Special Values Fund	$262
Dr. Leroy Keith, Jr.	VA Diversified Capital Builder Fund	$147	$210,250
	VA Core Bond Fund	$99
	VA Diversified Income Builder Fund	$175
	VA Fundamental Large Cap Fund	$344
	VA Growth Fund	$180
	VA High Income Fund	$77
	VA International Equity Fund	$592
	VA Omega Fund	$226
	VA Special Values Fund	$268
Carol A. Kosel	VA Diversified Capital Builder Fund	$0	$57,200
	VA Core Bond Fund	$0
	VA Diversified Income Builder Fund	$4
	VA Fundamental Large Cap Fund	$94
	VA Growth Fund	$4
	VA High Income Fund	$0
	VA International Equity Fund	$165
	VA Omega Fund	$5
	VA Special Values Fund	$28
Gerald M. McDonnell	VA Diversified Capital Builder Fund	$133	$189,500
	VA Core Bond Fund	$89
	VA Diversified Income Builder Fund	$158
	VA Fundamental Large Cap Fund	$310
	VA Growth Fund	$163
	VA High Income Fund	$70
	VA International Equity Fund	$534
	VA Omega Fund	$204
	VA Special Values Fund	$242
Patricia B. Norris	VA Diversified Capital Builder Fund	$133	$196,250
	VA Core Bond Fund	$89
	VA Diversified Income Builder Fund	$158
	VA Fundamental Large Cap Fund	$313
	VA Growth Fund	$163
	VA High Income Fund	$70
	VA International Equity Fund	$549
	VA Omega Fund	$204
	VA Special Values Fund	$242
William Walt Pettit	VA Diversified Capital Builder Fund	$133	$191,000
	VA Core Bond Fund	$89
	VA Diversified Income Builder Fund	$158
	VA Fundamental Large Cap Fund	$310
	VA Growth Fund	$163
	VA High Income Fund	$70
	VA International Equity Fund	$536
	VA Omega Fund	$204
	VA Special Values Fund	$242
David M. Richardson	VA Diversified Capital Builder Fund	$133	$189,500
	VA Core Bond Fund	$89
	VA Diversified Income Builder Fund	$158
	VA Fundamental Large Cap Fund	$310
	VA Growth Fund	$163
	VA High Income Fund	$70
	VA International Equity Fund	$534
	VA Omega Fund	$204
	VA Special Values Fund	$242
Dr. Russell A. Salton, III	VA Diversified Capital Builder Fund	$143	$218,750
	VA Core Bond Fund	$96
	VA Diversified Income Builder Fund	$171
	VA Fundamental Large Cap Fund	$339
	VA Growth Fund	$176
	VA High Income Fund	$75
	VA International Equity Fund	$609
	VA Omega Fund	$221
	VA Special Values Fund	$262
Michael S. Scofield	VA Diversified Capital Builder Fund	$211	$318,250
	VA Core Bond Fund	$142
	VA Diversified Income Builder Fund	$251
	VA Fundamental Large Cap Fund	$495
	VA Growth Fund	$258
	VA High Income Fund	$111
	VA International Equity Fund	$886
	VA Omega Fund	$324
	VA Special Values Fund	$384
Richard J. Shima	VA Diversified Capital Builder Fund	$154	$222,500
	VA Core Bond Fund	$104
	VA Diversified Income Builder Fund	$184
	VA Fundamental Large Cap Fund	$363
	VA Growth Fund	$189
	VA High Income Fund	$81
	VA International Equity Fund	$626
	VA Omega Fund	$237
	VA Special Values Fund	$281
Richard K. Wagoner	VA Diversified Capital Builder Fund	$133	$189,500
	VA Core Bond Fund	$89
	VA Diversified Income Builder Fund	$158
	VA Fundamental Large Cap Fund	$310
	VA Growth Fund	$163
	VA High Income Fund	$70
	VA International Equity Fund	$534
	VA Omega Fund	$204
	VA Special Values Fund	$242

(1)   As of December 31, 2007, the Evergreen fund complex consisted of ten open-end investment management companies representing eighty-eight separate series and five closed-end funds.

(2)   The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all or part of their compensation.  The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment products in an amount equal to the deferred compensation.  A Trustee may elect when to receive distributions of such deferred amounts, but may not receive a distribution before the earlier of the first business day of January following (a) a date five years following the deferral election, or (b) the year in which the Trustee ceases to be a member of the Board of Trustees.  Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees' Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2007. The amounts listed below will be payable in later years to the respective Trustees:

                Austin:                    $93,300

                Pettit:                      $57,300

                Salton:                   $54,688

                Scofield:                                $14,788

                Shima:                   $111,250

TRUSTEE OWNERSHIP OF EVERGREEN FUNDS SHARES

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2007.

Independent Trustees:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Charles A. Austin III	Evergreen Enhanced S&P 500® Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[2]	Over $100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	Over $100,000
	Evergreen Intrinsic Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Omega Fund[1]	$50,001-$100,000
	Evergreen Precious Metals Fund	Over $100,000
	Evergreen Utility and Telecommunications Fund[2]	Over $100,000
K. Dun Gifford	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Emerging Markets Growth Fund	$50,001-$100,000
	Evergreen Equity Income Fund	$50,001-$100,000
	Evergreen Fundamental Large Cap Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	Over $100,000
	Evergreen Core Plus Bond Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Multi-Sector Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Ultra Short Opportunities Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
	Evergreen Utility and Telecommunications Fund	$1-$10,000
Carol A. Kosel	Evergreen Small Cap Value Fund	Over $100,000	Over $100,000
Gerald M. McDonnell	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund[1]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	$50,001-$100,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen International Equity Fund	$50,001-$100,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Multi-Sector Income Fund	$1-$10,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund[2]	Over $100,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001-$50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Growth Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Precious Metals Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications	$10,001-$50,000
William Walt Pettit	Evergreen Asset Allocation Fund[1]	$1-$10,000	Over $100,000
	Evergreen Balanced Fund[1]	$1-$10,000
	Evergreen Disciplined Value Fund[1]	$10,001-$50,000
	Evergreen Enhanced S&P 500® Fund[1]	Over $100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$10,001-$50,000
	Evergreen Global Opportunities Fund[2]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[2]	$10,001-$50,000
	Evergreen Intrinsic Value Fund[1]	$1-$10,000
	Evergreen Mid Cap Growth Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$1-$10,000
	Evergreen Municipal Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund[1]	$1-$10,000
	Evergreen Small-Mid Growth Fund[1]	$1-$10,000
	Evergreen Utility and Telecommunications Fund[2]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Multi-Sector Income Fund	$50,001-$100,000
	Evergreen Precious Metals Fund	$10,001-$50,000
	Evergreen Special Values Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$50,001-$100,000
Russell A. Salton, III, MD	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Core Bond Fund[1]	Over $100,000
	Evergreen Enhanced S&P 500® Fund[1]	$50,001-$100,000
	Evergreen Fundamental Large Cap Fund[1]	$50,001-$100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen International Bond Fund[1]	Over $100,000
	Evergreen Intrinsic Value Fund[1]	$50,001-$100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund[2]	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund[2]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Multi-Sector Income Fund	$1-$10,000
	Evergreen Omega Fund[2]	$10,001-$50,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[2]	$50,001-$100,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Enhanced S&P 500® Fund[1]	Over $100,000
	Evergreen Fundamental Large Cap Fund[1]	Over $100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Balanced Income Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Intrinsic Value Fund[1]	Over $100,000
	Evergreen Multi-Sector Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000

Interested Trustee:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Richard K. Wagoner	Evergreen Balanced Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Income Fund	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Multi-Sector Income Fund	$1-$10,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1         Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2         Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Global Opportunities Fund: $50,001-$100,000; Evergreen Health Care Fund: 10,001-$50,000; and Evergreen Utility and Telecommunications Fund: $10,001-50,000; Mr. McDonnell – Evergreen Fundamental Large Cap Fund: $10,001-$50,000; Evergreen Money Market Fund: $1-$10,000; and Evergreen Short Intermediate Bond Fund $1-$10,000; Mr. Pettit – Evergreen Fundamental Large Cap Fund: $10,001-$50,000; Evergreen Global Large Cap Equity Fund: $1-$10,000; Evergreen Global Opportunities Fund: $10,001-$50,000; Evergreen Health Care Fund: $10,001-$50,000; Evergreen International Equity Fund: $10,001-$50,000; and Evergreen Utility and Telecommunications Fund: $10,001-$50,000; and Mr. Scofield – Evergreen Balanced Fund: $10,001-$50,000; Evergreen Disciplined Value Fund: $10,001-$50,000; Evergreen Global Opportunities Fund: $10,001-$50,000; Evergreen Omega Fund: $10,001-$50,000; and Evergreen Utility and Telecommunications Fund: $10,001-$50,000.

OFFICER INFORMATION

            Set forth below are the principal officers of each of the sixteen Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000

Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin 200 Berkeley Street Boston, MA 02116 DOB: 9/20/1965	Chief Compliance Officer since 2007

Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Company, Inc; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1         Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Global Dividend Opportunity Fund, Evergreen Income Advantage Fund, Evergreen Multi-Sector Income Fund, Evergreen Utilities and High Income Fund and Evergreen International Balanced Income Fund.  Jeremy DePalma is the Treasurer to Asset Allocation Trust, Evergreen Diversified Income Opportunities Fund, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

            Officers and certain Trustees of the Funds may be affiliated persons of the Fund and an affiliated person of EIMC or Evergreen Investment Services, Inc. ("EIS") by virtue of their positions as an officer or employee of EIMC or EIS. The Fund's principal executive officers do not receive any compensation or expense reimbursement from the Fund.

PRINCIPAL HOLDERS OF FUND SHARES

            As of April 1, 2008, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

            Except as noted below in the table, to the Fund's knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding shares of any class of the Fund as of April 1, 2008.

            Any person who owns beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund. Any person controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the approval of other shareholders.

VA Diversified Capital Builder Fund – Class 1
Nationwide Life Insurance Co. Variable Account c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	60.00%
Hartford Life Insurance Company Separate Account Attn: David Ten Lewis 200 Hopemedow Street Simsbury, CT 06089-9793	10.06%
Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	9.99%
American Skandia Assurance Crop. Variable Account c/o Prudential Financial Attn: William Sues, Mailstop 02-07-01 213 Washington Street Newark, NJ 07102-2917	9.89%
VA Diversified Capital Builder Fund – Class 2
AEL VA Foundation Fund Class 2 1479 AXP Financial Center Minneapolis, MN 55474-0001	88.84%
Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	11.16%
VA Core Bond Fund – Class 1
Evergreen Funding Company LLC Attn: Lori Gibson NC1195 401 S. Tryon street Suite 500 Charlotte, NC 28288-0001	100.00%
VA Core Bond Fund – Class 2
AEL VA Core Bond Fund Class 2 1479 AXP Financial Center Minneapolis, MN 55474-0001	100.00%
VA Fundamental Large Cap Fund– Class 1
Nationwide Life Insurance Co. Variable Account c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	56.53%
Hartford Life Insurance Company Separate Account Attn: David Ten Broeck 200 Hopemedow Street Simsbury, CT 06089-9793	15.52%
American Skandia Assurance Crop. Variable Account c/o Prudential Financial Attn: William Sues, Mailstop 02-07-01 213 Washington Street Newark, NJ 07102-2917	9.70%
Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	7.25%
VA Fundamental Large Cap Fund – Class 2
IDSL VA Capital Growth Fund Class 2 1479 AXP Financial Center Minneapolis, MN 55474-0001	60.95%
AEL VA Capital Growth & Income Fund Class 2 1479 AXP Financial Center Minneapolis, MN 55474-0001	32.92%

VA Growth Fund – Class 1
American Skandia Assurance Crop. Variable Account c/o Prudential Financial Attn: William Sues, Mailstop 02-07-01 213 Washington Street Newark, NJ 07102-2917	54.96%
Hartford Life Insurance Company Separate Account Attn: David Ten Broeck 200 Hopemedow Street Simsbury, CT 06089-9793	26.15%
VA Growth Fund – Class 2
AEL VA Growth Fund Class 2 1479 AXP Financial Center Minneapolis, MN 55474-0001	97.08%
VA High Income Fund – Class 1
Select Reserve Variable Annuities c/o American General Life Ins. Company PO Box 1591 Houston, TX 77251-1591	67.45%
Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	30.48%
VA High Income Fund – Class 2
AEL VA High Income Fund Class 2 1479 AXP Financial Center Minneapolis, MN 55474-0001	97.51%
VA International Equity Fund – Class 1
American Skandia Assurance Crop. Variable Account c/o Prudential Financial Attn: William Sues, Mailstop 02-07-01 213 Washington Street Newark, NJ 07102-2917	56.38%
Hartford Life Insurance Company Separate Account Attn: David Ten Broeck 200 Hopemedow Street Simsbury, CT 06089-9793	19.19%
Nationwide Life Insurance Co. c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	10.57%
Hartford Life Insurance Company Separate Account Attn: David Ten Broeck 200 Hopemedow Street Weatogue, CT 06089-9793	5.69%
VA International Equity Fund – Class 2
IDSL VA Int’l Equity Fund Class 2 1479 AXP Financial Center Minneapolis, MN 55474-0001	65.86%
AEL VA International Growth Fund Class 2 1479 AXP Financial Center Minneapolis, MN 55474-0001	29.69%
VA Omega Fund – Class 1
Nationwide Life Insurance Co. c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	41.01%
American Skandia Assurance Crop. Variable Account c/o Prudential Financial Attn: William Sues, Mailstop 02-07-01 213 Washington Street Newark, NJ 07102-2917	28.99%
Hartford Life Insurance Company Separate Account Attn: David Ten Broeck 200 Hopemedow Street Simsbury, CT 06089-9793	11.14%
AEL VA Omega Fund Class 1 1479 AXP Financial Center Minneapolis, MN 55474-0001	5.55%
VA Omega Fund – Class 2
AEL VA Omega Fund Class 2 1479 AXP Financial Center Minneapolis, MN 55474-0001	95.05%
VA Special Values Fund – Class 1
Hartford Life Insurance Company Separate Account Attn: David Ten Broeck, Wing A3E PO Box 2999 Hartford, CT 06104-2999	45.16%
Nationwide Life Insurance Co. c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	13.73%
AEL VA Small Cap Value Fund Class 1 1479 AXP Financial Center Minneapolis, MN 55474-0001	10.38%
Hartford Life Insurance Company Separate Account Attn: David Ten Lewis 200 Hopemedow Street Simsbury, CT 06089-9793	9.63%
Hartford Life Insurance Company Separate Account Attn: David Ten Broeck 200 Hopemedow Street Weatogue, CT 06089-9793	6.14%
American Skandia Assurance Crop. Variable Account c/o Prudential Financial Attn: William Sues, Mailstop 02-07-01 213 Washington Street Newark, NJ 07102-2917	6.13%
VA Special Values Fund – Class 2
AEL VA Small Cap Value Fund Class 2 1479 AXP Financial Center Minneapolis, MN 55474-0001	100.00%
VA Diversified Income Builder Fund – Class 1
Nationwide Life Insurance Co. c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	44.56%
AEL VA Strategic Income Fund Class 1 1479 AXP Financial Center Minneapolis, MN 55474-0001	22.04%
American Skandia Assurance Crop. Variable Account c/o Prudential Financial Attn: William Sues, Mailstop 02-07-01 213 Washington Street Newark, NJ 07102-2917	16.62%
Kemper Investors Life Ins. Co. 1 Kemper Dr. Bldg. 3T-1 Long Grove, IL 60049-0001	15.53%
VA Diversified Income Builder Fund – Class 2
AEL VA Strategic Income Fund Class 2 1479 AXP Financial Center Minneapolis, MN 55474-0001	100.00%

INVESTMENT ADVISOR

INVESTMENT ADVISOR

            EIMC, a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.  Wachovia is located at 301 South College Street, Charlotte, NC 28288-0013.

            On behalf of the Fund, the Trust has entered into an investment advisory and management agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays all of the expenses incurred in connection with the provision of its services.

              The Fund pays all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund.

            The Advisory Agreement continues in effect for an initial term of two years and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act).  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Trustees who are not interested persons of the Fund or interested persons of any party to the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act).  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

            For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreements, please see either the Fund's Annual Report or Semiannual Report most recently issued after the approval or renewal of the Fund's advisory agreement for the most recent fiscal period.

EIMC is entitled to receive, from VA Diversified Capital Builder Fund, the Fund’s pro rata share of a fee at an annual rate based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen Balanced Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $500 million	0.41%
Next $500 million	0.26%
Over $1 billion	0.21%

EIMC is entitled to receive, from VA Core Bond Fund, the Fund’s pro rata share of a fee at an annual rate based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen Core Bond Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $5 billion	0.32%
Next $3 billion	0.30%
Over $8 billion	0.28%

EIMC is entitled to receive, from VA Fundamental Large Cap Fund, the Fund’s pro rata share of a fee at an annual rate based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen Fundamental Large Cap Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $250 million	0.70%
Next $250 million	0.65%
Next $500 million	0.55%
Over $1 billion	0.50%

EIMC is entitled to receive, from VA Growth Fund, the Fund’s pro rata share of a fee at an annual rate based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen Growth Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $1 billion	0.70%
Over $1 billion	0.65%

EIMC is entitled to receive, from VA High Income Fund, a fee at an annual rate based on the Fund’s average daily net assets, as follows:

Average Daily Net Assets	Fee
First $1 billion	0.50%
Over $1 billion	0.45%

EIMC is entitled to receive, from VA International Equity Fund, the Fund’s pro rata share of a fee at an annual rate based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen International Equity Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $200 million	0.66%
Next $200 million	0.56%
Next $200 million	0.46%
Over $600 million	0.36%

EIMC is entitled to receive, from VA Omega Fund, the Fund’s pro rata share of a fee at an annual rate based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen Omega Fund, as follows:

Average Daily Net Assets	Fee
First $1 billion	0.52%
Over $1 billion	0.41%

EIMC is entitled to receive, from VA Special Values Fund, the Fund’s pro rata share of a fee at an annual rate based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen Special Values Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $1.5 billion	0.80%
Over $1.5 billion	0.75%

EIMC is entitled to receive, from VA Diversified Income Builder Fund, an annual fee of 2.0% of gross dividend and interest income of the Fund plus the Fund’s pro rata share of a fee at an annual rate based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen Diversified Income Builder Fund (formerly Evergreen Strategic Income Fund), as follows:

Aggregate Average Daily Net Assets	Fee
First $300 million	0.31%
Next $200 million	0.16%
Over $500 million	0.11%

Below are the advisory fees paid by each Fund for the last three fiscal years.

Fund/Fiscal Year or Period	Advisory Fees Paid	Advisory Fees Waived
December 31, 2007
VA Diversified Capital Builder Fund	$218,959	$0
VA Core Bond Fund	$159,585	$0
VA Diversified Income Builder Fund	$346,320	$0
VA Fundamental Large Cap Fund	$997,030	$0
VA Growth Fund	$632,830	$0
VA High Income Fund	$193,596	$0
VA International Equity Fund	$1,195,046	$0
VA Omega Fund	$588,758	$0
VA Special Values Fund	$1,034,091	$0
December 31, 2006
VA Diversified Capital Builder Fund	$237,585	$0
VA Core Bond Fund	$166,433	$0
VA Diversified Income Builder Fund	$347,409	$0
VA Fundamental Large Cap Fund	$1,032,629	$0
VA Growth Fund	$673,921	$0
VA High Income Fund	$202,200	$0
VA International Equity Fund	$981,718	$0
VA Omega Fund	$614,428	$0
VA Special Values Fund	$926,371	$0
December 31, 2005
VA Diversified Capital Builder Fund	$314,385	$0
VA Core Bond Fund	$123,797	$0
VA Diversified Income Builder Fund	$307,867	$0
VA Fundamental Large Cap Fund	$1,026,831	$0
VA Growth Fund	$490,744	$0
VA High Income Fund	$160,658	$0
VA International Equity Fund	$746,754	$0
VA Omega Fund	$653,366	$0
VA Special Values Fund	$713,646	$0

SUB-ADVISOR

Tattersall Advisory Group, Inc. (TAG), a subsidiary of Wachovia Corporation, acts as a sub-advisor to VA Core Bond Fund and VA High Income Fund. EIMC has entered into a sub-advisory agreement with TAG relating to VA High Income Fund under which EIMC pays TAG a fee equal to 90% of the advisory fee retained by EIMC pursuant to its advisory agreement with the Fund.  TAG does not receive a sub-advisory fee with respect to VA Core Bond Fund.  For purposes of the sub-advisory agreement, advisory fees waived by EIMC voluntarily or as a result of a voluntary or contractual expense cap are not “retained.”

Below are the sub-advisory fees paid by each Fund for the last three fiscal years.

Fund/Fiscal Year or Period	Sub-advisory Fees Paid to EIA	Sub-advisory Fees Paid to TAG
December 31, 2007
VA Diversified Capital Builder Fund	$0	$117,111
VA Core Bond Fund	$0	$0
VA Diversified Income Builder Fund	$18,473	$134,102
VA Fundamental Large Cap Fund	$0	$0
VA Growth Fund	$0	$0
VA High Income Fund	$0	$174,754
VA International Equity Fund	$0	$0
VA Omega Fund	$0	$0
VA Special Values Fund	$0	$0
December 31, 2006
VA Diversified Capital Builder Fund	$0	$301,405
VA Core Bond Fund	$0	$0
VA Diversified Income Builder Fund	$44,899	$80,343
VA Fundamental Large Cap Fund	$0	$0
VA Growth Fund	$0	$0
VA High Income Fund	$0	$45,989
VA International Equity Fund	$0	$0
VA Omega Fund	$0	$0
VA Special Values Fund	$0	$0
December 31, 2005
VA Diversified Capital Builder Fund	$0	$350,480
VA Core Bond Fund	$0	$0
VA Diversified Income Builder Fund	$61,136	$0
VA Fundamental Large Cap Fund	$0	$0
VA Growth Fund	$0	$0
VA High Income Fund	$0	$0
VA International Equity Fund	$0	$0
VA Omega Fund	$0	$0
VA Special Values Fund	$0	$0

PORTFOLIO MANAGERS

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Funds as of the Funds’ most recent fiscal year ended December 31, 2007.

Portfolio Manager		(Assets in thousands)
Parham M. Behrooz	Assets of registered investment companies managed

	Fund Name
	Evergreen Core Bond Fund	$3,865,459
	Evergreen Core Plus Bond Fund*	275,840
	Evergreen Short Intermediate Bond Fund	688,545
	Evergreen VA Core Bond Fund	49,787

	TOTAL...............................................................................................................	$4,879,631
	Those subject to performance fee..............................................................	0
	Number of other pooled investment vehicles managed................................	7
	Assets of other pooled investment vehicles managed...........................	2,642,789
	Number of those subject to performance fee	0
	Assets of those subject to performance fee ............................................	0
	Number of other accounts managed.................................................................	140
	Assets of other accounts managed............................................................	10,221,412
	Number of those subject to performance fee...........................................	1
	Assets of those subject to performance fee.............................................	532,556

*Mr. Behrooz is not fully responsible for the management of the entire portfolio of the Evergreen Core Plus Bond Fund.  As of December 31, 2007 he was responsible only for approximately $220.8 million of the $275.8 million in assets in these funds.

Robert A. Calhoun	Assets of registered investment companies managed

	Fund Name
	Evergreen Core Bond Fund	$3,865,459
	Evergreen Core Plus Bond Fund*	275,840
	Evergreen Institutional Mortgage Portfolio	53,771
	Evergreen Mutli-Sector Income Fund	1,170,096
	Evergreen Short Intermediate Bond Fund	688,545
	Evergreen VA Core Bond Fund	49,787

	TOTAL...............................................................................................................	$6,103,498
	Those subject to performance fee..............................................................	0
	Number of other pooled investment vehicles managed................................	7
	Assets of other pooled investment vehicles managed...........................	2,642,789
	Number of those subject to performance fee	0
	Assets of those subject to performance fee ............................................	0
	Number of other accounts managed.................................................................	140
	Assets of other accounts managed............................................................	10,221,412
	Number of those subject to performance fee...........................................	1
	Assets of those subject to performance fee.............................................	532,556

*Mr. Calhoun is not fully responsible for the management of the entire portfolio of the Evergreen Core Plus Bond Fund.  As of December 31, 2007 he was responsible only for approximately $220.8 million of the $275.8 million in assets in these funds.

Portfolio Manager		(Assets in thousands)
Andrew Cestone	Assets of registered investment companies managed
	Fund Name
	Evergreen Core Plus Bond Fund*	$3,865,459
	Evergreen High Income Bond Fund	555,930
	Evergreen Income Advantage Fund	1,375,723
	Evergreen Mutli-Sector Income Fund*	1,170,096
	Evergreen Select High Yield Bond Fund	133,592
	Evergreen Utilities and High Income Fund*	274,493
	Evergreen VA High Income Fund	37,376

	TOTAL................................................................................................................	$7,412,669
	Those subject to performance fee..............................................................	0
	Number of other pooled investment vehicles managed................................	4
	Assets of other pooled investment vehicles managed...........................	$147,237
	Number of those subject to performance fee	0
	Assets of those subject to performance fee ............................................	0
	Number of other accounts managed.................................................................	4
	Assets of other accounts managed............................................................	204,031
	Number of those subject to performance fee...........................................	0
	Assets of those subject to performance fee.............................................	0

*Mr. Cestone is not fully responsible for the management of the entire portfolios of the Evergreen Core Plus Bond Fund, Evergreen Multi-Sector Income Fund and the Evergreen Utilities & High Income Fund.  As of December 31, 2007 he was responsible only for approximately $705.2 million of the $1,720.4 million in assets in these funds.

Jeffrey S. Drummond Linda Z. Freeman Jeffrey Harrison Edward Rick Paul Carder	Assets of registered investment companies managed
	Evergreen Growth Fund................................................................................	$818,558
	Evergreen VA Growth Fund...........................................................................	85,423
	TOTAL......................................................................................................................	$903,981
	Those subject to performance fee..............................................................	0
	Number of other pooled investment vehicles managed................................	0
	Assets of other pooled investment vehicles managed...........................	$0
	Number of those subject to performance fee	0
	Assets of those subject to performance fee ............................................	$0
	Number of other accounts managed.................................................................	7
	Assets of other accounts managed............................................................	$371,927
	Number of those subject to performance fee...........................................	0
	Assets of those subject to performance fee.............................................	$0

	Assets of registered investment companies managed
Aziz Hamzaogullari	Assets of registered investment companies managed
	Evergreen Large Company Growth Fund....................................................	$379,478
	Evergreen Omega Fund..................................................................................	783,586
	Evergreen VA Omega Fund	106,142
	ING Evergreen Omega Fund	197,471
	TOTAL......................................................................................................................	$1,466,677
	Those subject to performance fee..............................................................	0
	Number of other pooled investment vehicles managed................................	1
	Assets of other pooled investment vehicles managed...........................	$230,428
	Number of those subject to performance fee	0
	Assets of those subject to performance fee ............................................	$0
	Number of other accounts managed.................................................................	0
	Assets of other accounts managed............................................................	$0
	Number of those subject to performance fee...........................................	0
	Assets of those subject to performance fee.............................................	$0

Portfolio Manager		(Assets in thousands)
Todd C. Kuimjian	Assets of registered investment companies managed

	Fund Name
	Evergreen Core Bond Fund	$3,865,459
	Evergreen Core Plus Bond Fund*	275,840
	Evergreen Institutional Mortgage Portfolio	53,771
	Evergreen Short Intermediate Bond Fund	688,545
	Evergreen VA Core Bond Fund	49,787

	TOTAL...............................................................................................................	$4,933,402
	Those subject to performance fee..............................................................	0
	Number of other pooled investment vehicles managed................................	7
	Assets of other pooled investment vehicles managed...........................	2,642,789
	Number of those subject to performance fee	0
	Assets of those subject to performance fee ............................................	0
	Number of other accounts managed.................................................................	140
	Assets of other accounts managed............................................................	10,221,412
	Number of those subject to performance fee...........................................	1
	Assets of those subject to performance fee.............................................	532,556

*Mr. Kuimjian is not fully responsible for the management of the entire portfolio of the Evergreen Core Plus Bond Fund.  As of December 31, 2007 he was responsible only for approximately $220.8 million of the $275.8 million in assets in these funds.

Walter T. McCormick	Assets of registered investment companies managed.................................
	Evergreen Fundamental Large Cap Fund	$1,101,108
	Evergreen VA Fundamental Large Cap Fund	156,891
	Evergreen Equity Income Fund	1,052,578
	TOTAL...............................................................................................................	$2,310,577
	Those subject to performance fee..............................................................	0
	Number of other pooled investment vehicles managed................................	1
	Assets of other pooled investment vehicles managed...........................	$65, 346
	Number of those subject to performance fee	0
	Assets of those subject to performance fee ............................................	$0
	Number of other accounts managed.................................................................	0
	Assets of other accounts managed............................................................	$0
	Number of those subject to performance fee...........................................	0
	Assets of those subject to performance fee.............................................	$0

Emory W. Sanders, Jr.	Assets of registered investment companies managed.................................
	Evergreen Fundamental Large Cap Fund	$1,101,108
	Evergreen VA Fundamental Large Cap Fund	156,891
	TOTAL...............................................................................................................	$1,257,999
	Those subject to performance fee..............................................................	0
	Number of other pooled investment vehicles managed................................	0
	Assets of other pooled investment vehicles managed...........................	$0
	Number of those subject to performance fee	0
	Assets of those subject to performance fee ............................................	$0
	Number of other accounts managed.................................................................	0
	Assets of other accounts managed............................................................	$0
	Number of those subject to performance fee...........................................	0
	Assets of those subject to performance fee.............................................	$0

Portfolio Manager		(Assets in thousands)
Margaret D. Patel	Assets of registered investment companies managed
	Evergreen Balanced Fund	$1,170,591
	Evergreen VA Diversified Capital Builder Fund	64,590
	Evergreen VA Diversified Income Builder	83,090
	Evergreen Diversified Income Builder	275,126
	TOTAL...............................................................................................................	$1,593,397
	Those subject to performance fee..............................................................	0
	Number of other pooled investment vehicles managed................................	0
	Assets of other pooled investment vehicles managed...........................	0
	Number of those subject to performance fee	0
	Assets of those subject to performance fee ............................................	$0
	Number of other accounts managed.................................................................	0
	Assets of other accounts managed............................................................	0
	Number of those subject to performance fee...........................................	0
	Assets of those subject to performance fee.............................................	$0

James M. Tringas	Assets of registered investment companies managed
	Evergreen Fundamental Mid Cap Value Fund	$964
	Evergreen Special Values Fund	1,822,704
	Evergreen VA Special Values Fund	117,437
	TOTAL...............................................................................................................	$1,941,105
	Those subject to performance fee..............................................................	0
	Number of other pooled investment vehicles managed................................	1
	Assets of other pooled investment vehicles managed...........................	$149,995
	Number of those subject to performance fee	0
	Assets of those subject to performance fee ............................................	$0
	Number of other accounts managed.................................................................	4
	Assets of other accounts managed............................................................	$239,815
	Number of those subject to performance fee...........................................	0
	Assets of those subject to performance fee.............................................	$0

CONFLICTS OF INTEREST

EIMC and TAG. Portfolio managers generally face two types of conflicts of interest:  (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests.  The policies of EIMC and TAG require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

            The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons.  The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts.  In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price, brokerage costs or the transaction generally to be less favorable to a particular client than if similar transactions were not being aggregated or executed concurrently for other accounts.  It may also happen that a Fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Neither EIMC nor TAG receives a performance fee for its management of the Funds.  EIMC, TAG and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC and TAG, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor).  The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation.  The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts).  Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC and TAG have policies and procedures to address the various potential conflicts of interest described above.  Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage.  Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

            The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the portfolio manager or investment advisor to favor accounts whose performance has a greater impact on such compensation.  The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

COMPENSATION

EIMC and TAG. Portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. Unless described in further detail below, none of the portfolio managers of the Funds has predetermined bonus arrangements.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2007, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2008.

Portfolio Manager

Parham M. Behrooz..............	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Robert A. Calhoun................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Paul Carder...........................	Lipper Small Cap Growth
Andrew Cestone...................	Callan High Yield Lipper High Yield Lipper Multi Sector Income
Francis X. Claro....................

Callan CAI International Small Cap Equity Universe

Lipper Global Small/Mid-Cap Growth

Lipper Emerging Markets

Callan Blend 65% CAI International Small Cap Equity 35% CAI SMID Cap Growth

Lipper Gold Oriented Funds

Jeffrey S. Drummond............	Lipper Small Cap Growth
Linda Z. Freeman.................	Lipper Small Cap Growth
Jeffrey Harrison.....................	Lipper Small Cap Growth
Aziz Hamzaogullari...............	Lipper Large Cap Growth Lipper Multi-Cap Growth Lipper Large Cap Core Lipper Large Cap Value
Todd C. Kuimjian..................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Walter T. McCormick............	Lipper Large Cap Core Lipper Large Cap Growth Lipper Large Cap Value Lipper Multi Cap Growth
Margaret D. Patel.................	Lipper Mixed Asset Target Allocation Growth Lipper Mixed Asset Target Allocation Conservative
Edward Rick..........................	Lipper Small Cap Growth
Emory W. Sanders, Jr..........	Lipper Large Cap Core Lipper Large Cap Growth Lipper Large Cap Value Lipper Multi Cap Growth
James M. Tringas.................	Lipper Small Cap Value Lipper Mid Cap Value

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients.  Unless described in further detail below, none of the portfolio managers of the Funds receives such compensation.

            In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

medical, dental, vision and prescription benefits;

life, disability and long-term care insurance;

before-tax spending accounts relating to dependent care, health care, transportation and parking; and

various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

FUND HOLDINGS

            Shares of the Funds are sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. None of the portfolio managers held shares in any Fund, or any variable annuity contracts or variable life insurance policies funded be separate accounts that invest in the Funds, as of the Funds’ fiscal year ended December 31, 2007.

            The tables below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended December 31, 2007. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Portfolio Manager

Parham M. Behrooz..............	$50,001-$100,000
Robert A. Calhoun................	Over $1 million
Paul Carder...........................	$10,001-$50,000
Andrew Cestone...................	$100,001-$500,000
Francis X. Claro....................	$500,001-$1,000,000
Jeffrey S. Drummond............	$500,001-$1,000,000
Linda Z. Freeman.................	$500,001-$1,000,000
Jeffrey Harrison.....................	$100,001-$500,000
Aziz Hamzaogullari...............	Over $1 million
Todd C. Kuimjian..................	$50,001-$100,000
Walter T. McCormick............	Over $1 million
Margaret D. Patel.................	Over $1 million
Edward Rick..........................	$100,001-$500,000
Emory W. Sanders, Jr..........	$10,001-$50,000
James M. Tringas.................	$500,000-$1,000,000

            The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2007.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Peter Cieszko.............................. Executive Managing Director and President of Global Distribution, EIMC	$100,001 – $500,000

Dennis Ferro................................ Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen......................... Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – $1,000,000
W. Douglas Munn........................ Chief Operating Officer, EIMC	$500,001 – $1,000,000
Patrick O’Brien............................ President, Institutional Division, EIMC	Over $1,000,000

BROKERAGE

BROKERAGE COMMISSIONS

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable. Purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

BROKERAGE COMMISSIONS PAID

            Below are the brokerage commissions paid for the last three fiscal years by each Fund to: (1) all brokers and; (2) Wachovia Securities LLC, an affiliate of Wachovia Corporation dealer that places trades through its wholly owned subsidiary, First Clearing, LLC.

Fund/Fiscal Year or Period	Total Paid to All Brokers	Total Paid to Wachovia Securities, LLC
December 31, 2007
VA Diversified Capital Builder Fund	$55,096	$12,899
VA Core Bond Fund	$801	$0
VA Diversified Income Builder Fund	$22,973	$0
VA Fundamental Large Cap Fund	$88,302	$29,094
VA Growth Fund	$295,688	$4,261
VA High Income Fund	$792	$117
VA International Equity Fund	$419,112	$0
VA Omega Fund	$69,789	$9,816
VA Special Values Fund	$215,111	$18,688
December 31, 2006
VA Diversified Capital Builder Fund	$29,926	$9,921
VA Core Bond Fund	$3,944	$0
VA Diversified Income Builder Fund	$306	$0
VA Fundamental Large Cap Fund	$18,911	$6,507
VA Growth Fund	$320,049	$2,708
VA High Income Fund	$2,880	$0
VA International Equity Fund	$441,635	$0
VA Omega Fund	$179,209	$25,920
VA Special Values Fund	$192,282	$12,490
December 31, 2005
VA Diversified Capital Builder Fund	$34,687	$10,414
VA Core Bond Fund	$0	$0
VA Diversified Income Builder Fund	$398	$0
VA Fundamental Large Cap Fund	$106,380	$30,377
VA Growth Fund	$293,151	$336
VA High Income Fund	$641	$0
VA International Equity Fund	$326,247	$0
VA Omega Fund	$356,083	$96,824
VA Special Values Fund	$129,829	$1,652

PERCENTAGE OF BROKERAGE COMMISSIONS PAID TO AFFILIATES

            The table below shows, for the fiscal year ended December 31, 2007, (1) the percentage of aggregate brokerage commissions paid by each Fund to Wachovia Securities, LLC; and (2) the percentage of the each Fund’s aggregate dollar amount of commissionable transactions effected through Wachovia Securities, LLC.

Fund	Percentage of Commissions to Wachovia Securities, LLC	Percentage of Commissionable Transactions through Wachovia Securities, LLC
VA Diversified Capital Builder Fund	23.4%	17.8%
VA Core Bond Fund	0%	0%
VA Diversified Income Builder Fund	0%	0%
VA Fundamental Large Cap Fund	32.9%	23.3%
VA Growth Fund	1.4%	1.4%
VA High Income Fund	14.8%	0.4%
VA International Equity Fund	0%	0%
VA Omega Fund	14.1%	9.9%
VA Special Values Fund	8.7%	7.3%

BROKERAGE COMMISSIONS WITH RESEARCH FIRMS

During the fiscal year ended December 31, 2007, the Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by EIMC to provide research services (“Research Firms”).  Wachovia Securities, LLC (together with its wholly-owned subsidiary, First Clearing LLC) is a Research Firm.  The provision of research was not necessarily a factor in the placement of these transactions with such Research Firms.

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
VA Diversified Capital Builder Fund	$64,018,699	$50,236
VA Core Bond Fund	$0	$0
VA Diversified Income Builder Fund	$93,453,912	$22,859
VA Fundamental Large Cap Fund	$79,218,151	$70,879
VA Growth Fund	$169,800,217	$248,370
VA High Income Fund	$66,703,849	$701
VA International Equity Fund	$822,132,095,878	$419,593
VA Omega Fund	$74,374,690	$59,376
VA Special Values Fund	$110,813,354	$164,426

The following table lists the value of each Fund’s holdings, if any, in the securities of its regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act), or their parent companies, as of the end of the Fund’s most recent fiscal year.

Fund	Regular Broker or Dealer	Value
VA Diversified Capital Builder Fund	Lazard, Ltd.	$142,380
VA Core Bond Fund	Goldman Sachs Group, Inc.	621,657
	Legg Mason, Inc.	151,102
	Lehman Brothers Holdings, Inc.	356,576
	Merrill Lynch & Co., Inc.	306,064
	Morgan Stanley	580,337
	Northern Trust Corp.	208,026
	Bank of America Corp.	243,530
	Citigroup, Inc.	470,919
VA Diversified Income Builder Fund	Lazard, Ltd.	223,740
VA Fundamental Large Cap Fund	Goldman Sachs Group, Inc.	2,366,195
	Legg Mason, Inc.	3,023,070
	State Street Corp.	1,530,539
	T. Rowe Price Group, Inc.	1,181,377
	Citigroup, Inc.	4,371,163
	JPMorgan Chase & Co.	2,397,171
VA Growth Fund	GFI Group, Inc.	411,596
	Stifel Financial Corp.	720,209
	ABN Amro, Inc.	1,000,000
	Banc of America Securities, LLC	2,000,000
	BNP Paribas SA	1,000,000
	Cantor Fitzgerald & Co.	1,000,000
	Credit Suisse First Boston, LLC	2,000,000
	Deutsche Bank Securities, Inc.	1,000,000
	Dresdner Kleinwort Wasserstein Securities, LLC	2,000,000
	Lehman Brothers, Inc.	1,020,000
	Merrill Lynch Pierce Fenner & Smith, Inc.	2,000,000
VA International Equity Fund	Deutsche Bank AG	1,025,602
	UBS AG	1,250,231
VA Omega Fund	Legg Mason, Inc.	3,745,280
	Citigroup, Inc.	1,318,765
VA Special Values Fund	ABN AMRO, Inc.	1,000,000
	Banc of America Securities, LLC	2,000,000
	BNP Paribas Securities	1,000,000
	Cantor Fitzgerald & Co.	1,000,000
	Credit Suisse First Boston, LLC	2,430,000
	Deutsche Bank Securities	2,000,000
	Dresdner Kleinwort Wasserstein Securities, LLC	2,000,000
	Merrill Lynch Pierce Fenner & Smith, Inc.	2,000,000

SELECTION OF BROKERS

The advisor places orders for the purchase and sale of portfolio securities for a Fund's accounts with brokers or dealers selected by it in its discretion.  When buying and selling portfolio securities, the advisor seeks the best execution for the Fund's orders, considering a number of factors including without limitation:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

4.         reliability (e.g., lack of failed trades);

5.         readiness to handle possibly difficult trades;

6.         inventory of securities sought;

7.         historical and currently quoted commission rates;

8.         kind and quality of the execution services;

9.         financial strength and stability; and

10.       provision of “brokerage and research services” (as defined in the Securities and Exchange Act of 1934, as amended (the "1934 Act")).

These factors are generally considered over multiple transactions covering extended periods of time and all of these factors are not always present or considered in the context of every transaction.

In reliance on the "safe harbor" provided by Section 28(e) of the 1934 Act, the advisor may cause the Fund to pay a broker-dealer that furnishes "brokerage and research services" (as defined in the 1934 Act) a higher commission for effecting securities transactions than what another broker-dealer would have charged for effecting that same transaction, provided that the advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the advisor to the accounts as to which it exercises investment discretion.   The services received include such matters as economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Research and brokerage services so received are in addition to, and not in lieu of, services required to be performed by the advisor and does not reduce the advisory fee payable by the Fund.  To the extent that services of value are received by an advisor, the advisor may avoid expenses that might otherwise be incurred.  It is possible that certain of the research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by an advisor.  Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions for such other account or investment company.

Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

            Although the advisor may use a broker-dealer that sells Fund shares to effect transactions for the Fund's portfolios, when selecting a broker for portfolio trades, the advisor may not consider the amount of Fund shares a broker has sold.

SIMULTANEOUS TRANSACTIONS

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.   The investment advisor strives for an equitable result in such transactions by using an allocation formula. Although such aggregation generally benefits clients, it may cause the price, brokerage costs or the transaction generally to be less favorable to a particular client than if similar transactions were not being aggregated or executed concurrently for other accounts.

PORTFOLIO TURNOVER

            The Funds generally do not take portfolio turnover into account in making investment decisions.  Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year.  A Fund’s portfolio turnover may vary significantly from one year to the next due to a number of factors, including portfolio management changes, a merger with another fund, and in response to market events.  A high rate of portfolio turnover may result in a greater brokerage and other transaction costs which are borne by the Fund and its shareholders.  It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holdings Fund shares in retirement plans.  Portfolio turnover rates can be found in the “Financial Highlights” section of the Fund’s prospectus.

RULE 12b-1 PLANS

In accordance with Rule 12b-1 of the 1940 Act, the Fund bears some of the costs of selling its Class 2 shares pursuant to a distribution plan adopted for such class (the “Plan”). Under the terms of the Plan, the Fund may collect from Fund assets service and/or distribution fees (collectively referred to as “12b-1 fees”) up to a maximum annual percentage of 0.25% of the average daily net assets attributable to the class, of this amount, 0.25% is to be used exclusively as a service fee.

Amounts collected under the Plan are used by the Fund to compensate EIS, the Fund’s principal underwriter, pursuant to the Underwriting Agreement entered into between the Fund and EIS with respect to the class (for more information, see “Principal Underwriter” above). Amounts collected under the Plan are also paid, either directly or through EIS, to other entities, including EIMC and certain Wachovia affiliates. The 12b-1 fees are used for personal services provided to shareholders and the maintenance of shareholder accounts.

            The Fund may make payments under the Plan when shares of the Fund are not available for purchase.

Since EIS’s compensation under the Underwriting Agreement is not directly tied to the expenses incurred by EIS, the compensation received by it from the amounts collected under the Plans during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.

            Under the Plan, the Treasurer of the Trust reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. The Plan continues in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by a vote of the Trustees of the Trust and by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. All material amendments to the Plan must be approved by a vote of the Trustees of the Trust and by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan cast in person at a meeting called for the purpose of voting on such approval; and the Plan may not be amended in order to increase materially the amount to be spent for distribution without the approval of a majority of the outstanding voting securities of the class affected (as defined by the 1940 Act).  The Plan may be terminated (i) by the Fund without penalty at any time on not more than 60 days written notice by a vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund (as defined by the 1940 Act), or by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, or (ii) by EIS.  To terminate the Plan, the Fund need give no notice to EIS.

To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plan.

Distribution and/or Service (Rule 12b-1) Fees

Below are the 12b-1 fees paid by each Fund’s Class 2 shares for the fiscal year ended December 31, 2007.  Class 1 shares do not pay 12b-1 fees.

Fund
Class 2
12b-1 Fees

VA Diversified Capital Builder Fund	$7,286
VA Core Bond Fund	$124,413
VA Growth Fund	$37,131
VA Diversified Income Builder Fund	$121,250
VA Fundamental Large Cap Fund	$168,963
VA High Income Fund	$72,550
VA International Equity Fund	$289,950
VA Omega Fund	$96,816
VA Special Values Fund	$54,899

PRINCIPAL UNDERWRITER

EIS, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is the principal underwriter for the Trust and with respect to each class of shares of the Fund. EIS, a subsidiary of Wachovia, is an affiliate of the Fund and EIMC.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund. EIS, as agent, has agreed to use its best efforts to find purchasers for the shares. EIS may retain and employ representatives to promote distribution of the shares. The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust, against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.  The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

OTHER SERVICE PROVIDERS

Administrator

            EIMC, a subsidiary of Wachovia and an affiliate of each Fund, also serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. Pursuant to a Master Administrative Services Agreement, EIMC provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund fees at the following annual rate:

Average Daily Net Assets of the Evergreen Funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund)	Administrative Service Fee Rates
First $50 billion	0.100%
Next $25 billion	0.090%
Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

            Below are the administrative fees paid by each Fund for the last three fiscal years. For periods prior to January 1, 2008, the administrative fees were paid to the Funds' predecessor administrator.

Fund/Fiscal Year or Period	Administrative Fees Paid
December 31, 2007
VA Diversified Capital Builder Fund	$71,755
VA Core Bond Fund	$49,597
VA Diversified Income Builder Fund	$86,580
VA Fundamental Large Cap Fund	$170,070
VA Growth Fund	$90,138
VA High Income Fund	$38,506
VA International Equity Fund	$302,209
VA Omega Fund	$112,662
VA Special Values Fund	$131,800
December 31, 2006
VA Diversified Capital Builder Fund	$80,989
VA Core Bond Fund	$51,746
VA Diversified Income Builder Fund	$89,354
VA Fundamental Large Cap Fund	$178,765
VA Growth Fund	$96,504
VA High Income Fund	$40,231
VA International Equity Fund	$246,578
VA Omega Fund	$117,784
VA Special Values Fund	$118,410
December 31, 2005
VA Diversified Capital Builder Fund	$94,222
VA Core Bond Fund	$38,524
VA Diversified Income Builder Fund	$79,873
VA Fundamental Large Cap Fund	$168,603
VA Growth Fund	$70,099
VA High Income Fund	$31,997
VA International Equity Fund	$156,886
VA Omega Fund	$125,128
VA Special Values Fund	$90,515

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia and an affiliate of each Fund and EIMC, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.  Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$21.50	$9.00
Semiannual Dividend Funds	$21.50	$9.00
Annual Dividend Funds	$21.50	$9.00

                        *     The Fund pays ESC this fee for all open accounts where shareholders of the Fund hold their accounts                                     directly with the Fund. For accounts held in the name of a financial intermediary, ESC may pay the financial                                     intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it                       and related expenses (“sub-transfer agency fees”). The Fund reimburses ESC for all or a portion of                                                         that amount plus an additional amount equal to twelve percent of the reimbursement as compensation to ESC                                          for the operation of the reimbursement program.

**    The Fund pays ESC this fee for all closed accounts held directly with the Fund. Closed accounts are maintained on the system in order to facilitate historical tax information.

The table below reflects the transfer agency fees paid by each Fund to ESC for the last three fiscal years. The amounts shown under “Transfer Agency Fees Paid” include sub-transfer agency fees paid by the Funds to financial intermediaries who hold shares of the Funds for their clients. Some of those sub-transfer agency fees, in the amounts shown under “Amounts Paid to Affiliates of EIMC and Wachovia Corporation,” were paid to one or more affiliates of EIMC and Wachovia Corporation.

Fund/Fiscal Year or Period	Transfer Agency Fees Paid	Amounts Paid to Affiliates of EIMC and Wachovia Corporation*
December 31, 2007
VA Diversified Capital Builder Fund	$386	$0
VA Core Bond Fund	$500	$0
VA Diversified Income Builder Fund	$183	$0
VA Fundamental Large Cap Fund	$411	$0
VA Growth Fund	$226	$0
VA High Income Fund	$149	$0
VA International Equity Fund	$743	$0
VA Omega Fund	$513	$0
VA Special Values Fund	$335	$0
December 31, 2006
VA Diversified Capital Builder Fund	$387	$0
VA Core Bond Fund	$1,200	$0
VA Diversified Income Builder Fund	$274	$0
VA Fundamental Large Cap Fund	$412	$0
VA Growth Fund	$226	$0
VA High Income Fund	$404	$0
VA International Equity Fund	$573	$0
VA Omega Fund	$515	$0
VA Special Values Fund	$336	$0
December 31, 2005
VA Diversified Capital Builder Fund	$487	$0
VA Core Bond Fund	$151	$0
VA Growth Fund	$376	$0
VA Diversified Income Builder Fund	$274	$0
VA Fundamental Large Cap Fund	$612	$0
VA High Income Fund	$814	$0
VA International Equity Fund	$573	$0
VA Omega Fund	$515	$0
VA Special Values Fund	$336	$0

*  Includes amounts paid to ESC as compensation for the operation of the sub-transfer agency reimbursement program.

SECURITIES LENDING AGENT

            Wachovia Bank, N.A., a subsidiary of Wachovia and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as securities lending agent to certain of the Evergreen funds.  A securities lending agent facilitates lending of a Fund's securities to brokers, dealers and other financial institutions to earn additional income for the Fund. In its role as securities lending agent to the Fund, Wachovia Bank, N.A. earned the following fee during the previous fiscal year:

Fund	Total Fees Earned for the Fiscal Year Ended December 31, 2007
VA Diversified Capital Builder Fund	$2
VA Core Bond Fund	$0
VA Diversified Income Builder Fund	$0
VA Fundamental Large Cap Fund	$229
VA Growth Fund	$1,945
VA High Income Fund	$0
VA International Equity Fund	$0
VA Omega Fund	$213
VA Special Values Fund	$2,581

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as counsel to the Evergreen Funds and the independent Trustees of the Evergreen Trusts.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Trust are sold continuously to variable annuity and variable life insurance accounts of participating insurance companies and to qualified pension and retirement plans.  The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (1) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC, (2)

the New York Stock Exchange is closed for other than customary weekend and holiday closings, (3) the SEC has by order permitted such suspension, or (4) an emergency exists as determined by the SEC.

The Trust may redeem shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act.

REDEMPTION-IN-KIND

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

PRICING OF SHARES

CALCULATION OF NET ASSET VALUE (NAV)

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed. Evergreen reserves the right to adjust the time the Fund calculates its NAV to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

VALUATION OF PORTFOLIO SECURITIES

            Current values for the Fund's portfolio securities are determined as follows:

                        1.   Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

Portfolio debt securities acquired with more than 60 days to maturity for which market prices are unavailable will be valued by an independent pricing service or other service by using matrix pricing or other methods that  typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

                        4.   Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded.  If there has been no sale, the securities are valued at the mean between bid and asked prices.  Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. In such instances, the value of foreign securities may be adjusted.

                        5.   Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

Investments in other mutual funds are valued at such funds' net asset value.

The Evergreen money market funds, as permitted under Rule 2a-7 of the 1940 Act, generally value their securities at amortized cost.

TAX INFORMATION

Taxation of the Fund

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31, however the excise tax is generally inapplicable to a Fund whose sole shareholders are separate accounts of life insurance companies funding variable annuity contracts.  The Fund anticipates meeting such distribution requirements.

The Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder which impose certain diversification requirements in order for participating insurance companies and their “separate accounts” which hold shares in the Fund to qualify for special tax treatment. Specifically, the regulations provide that, after a one-year start-up period, or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer.  Alternatively, Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied (as explained above) and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities in other RICs.  Failure by a Fund to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years.

To the extent the Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, in which case the yield would be reduced.  The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of tax or exemption from tax on most investment income, typically capital gains and interest.  Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payable or receivables, and foreign currency forward contracts are subject to special tax rules that may affect the timing and amount of the Fund’s recognition of income and gain or loss.

Taxation of the shareholders

               Pursuant to the requirements of Section 817 of the Code, the only shareholders of the Fund will be participating insurance companies and their separate accounts that fund variable annuity contracts (“VA Contracts”), variable life insurance policies (“VLI Policies”) or other variable insurance contracts.  The prospectus that describes the particular VA Contract or VLI Policy discusses the taxation of both separate accounts and the owner of such contract or policy.  Under current law, since the shareholders are life insurance company “segregated asset accounts,” they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA Contracts and VLI Policies.

The IRS has indicated that a degree of investor control over the investment options underlying VA Contracts or VLI Policies may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account.  Based on the rulings and other guidance the IRS has issued to date, Evergreen believes that tax-deferred treatment for the Funds will be respected.  However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control,” and such guidance could affect the tax treatment of Fund investors, including retroactively.

            This discussion provides only a general overview of the tax implications of investing in the Fund.  Contract owners are advised to consult the prospectus of their VA Contracts or VLI Policies and their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in the fund through such vehicles.

CAPITAL LOSS CARRYFORWARDS

            If a Fund has an ownership change of more than 50% over a three year testing period (including as a result of a merger or reorganization with another fund), its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the merger or reorganization, may be subject to limitations that could restrict the utilization of such losses. The Fund has engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Appendix A

The Fund's Board of Trustees has approved the following Proxy Voting Policy and Procedures on behalf of the Fund. These policies and procedures are that of the investment advisor.  The Fund's Proxy Voting Records indicating how each Evergreen fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 of each year may be obtained, without charge, by visiting our Web site at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

February 1, 2008

Statement of Principles

Evergreen Investment Management Company LLC (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2008.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;
  The length of rotation specified in the proposal;
  Any significant audit-related issues at the company;
  The number of audit committee meetings held each year;
  The number of financial experts serving on the committee; and
  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse;
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own–withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;
  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
  The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS' "Performance Test for Directors" policy;
  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election–any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

  The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
  Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

  There is a negative correlation between the chief executive’s pay and company performance;
  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn-rate commitment made to shareholders;
  The company has backdated options (see "Options Backdating" policy);
  The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

  The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and
  The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
  Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
  Serving as liaison between the chairman and the independent directors,
  Approving information sent to the board,
  Approving meeting agendas for the board,
  Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
  Having the authority to call meetings of the independent directors,
  If requested by major shareholders, ensuring that he is available for consultation and direct communication;
  The company publicly discloses a comparison of the duties of its independent lead director and its chairman;
  The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;
  Two-thirds independent board;
  All-independent key committees;
  Established governance guidelines;
  The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time; and
  The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

  The ownership threshold proposed in the resolution;
  The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50 percent of the directors to be elected is contested in the election;
  One or more of the dissident’s candidates is elected;
  Shareholders are not permitted to cumulate their votes for directors; and
  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process – Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
  Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Factors should include, at a minimum, the following:

  Rationale;
  Good performance with respect to peers and index on a five-year total shareholder return basis;
  Absence of non-shareholder approved poison pill;
  Reasonable equity compensation burn rate;
  No non-shareholder approved pay plans; and
  Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders;

It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

  Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
  Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
  Huge bonus payouts without justifiable performance linkage or proper disclosure;
  Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
  Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);
  New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);
  Excessive severance provisions (e.g., including excessive change in control payments);
  Change in control payouts without loss of job or substantial diminution of job duties;
  Internal pay disparity;
  Options backdating (covered in a separate policy); and
  Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options without prior shareholder approval;
  There is a disconnect between CEO pay and the company’s performance;
  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
  The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

  Stock ownership guidelines with a minimum of three times the annual cash retainer.
  Vesting schedule or mandatory holding/deferral period:
  A minimum vesting of three years for stock options or restricted stock; or
  Deferred stock payable at the end of a three-year deferral period.
  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
  No retirement/benefits and perquisites for non-employee directors; and
  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans — Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

  Purchase price is less than 85 percent of fair market value; or
  Offering period is greater than 27 months; or
  The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Length of time of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
  Rationale for the re-pricing--was the stock price decline beyond management's control?
  Is this a value-for-value exchange?
  Are surrendered stock options added back to the plan reserve?
  Option vesting--does the new option vest immediately or is there a black-out period?
  Term of the option—the term should remain the same as that of the replaced option;
  Exercise price—should be set at fair market or a premium to market;
  Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

  Executive officers and non-employee directors are excluded from participating;
  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

  Eligibility;
  Vesting;
  Bid-price;
  Term of options;
  Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

  Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
  Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
  Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
  Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;
  Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

  What aspects of the company’s annual and long-term equity incentive programs are performance driven?
  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
  Can shareholders assess the correlation between pay and performance based on the current disclosure?
  What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.
  Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

  Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;
  Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;
  Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;
  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;
  An executive may not trade in company stock outside the 10b5-1 Plan.
  Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

  If the company has adopted a formal recoupment bonus policy; or
  If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

  A trigger beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

  Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;
  Whether the company has adequately disclosed the financial risks of the lending products in question;
  Whether the company has been subject to violations of lending laws or serious lending controversies;
  Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;
  Deviation from established industry pricing norms;
  The company’s existing initiatives to provide its products to needy consumers;
  Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

  The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;
  The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
  The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

  Current regulations in the markets in which the company operates;
  Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
  The current level of disclosure on this topic.

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

  The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
  The company’s level of disclosure is comparable to or better than information provided by industry peers; and
  There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  The company is in compliance with laws governing corporate political activities; and
  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or
  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditors are being changed without explanation; or
  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;
  questions exist concerning any of the statutory auditors being appointed; or
  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; and
  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or
  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or
  the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Appendix B

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Considered investment grade.

** Considered below investment grade.

CORPORATE LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.   S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC and C are regarded as having significant speculative characteristics.   BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)   The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.   Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1   This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

EVERGREEN VARIABLE ANNUITY TRUST

PART C

OTHER INFORMATION

Item 23.            Exhibits

Unless otherwise indicated, each of the Exhibits listed below is filed herewith.

Exhibit Number	Exhibit Description	Location

(a)	Amended and Restated Declaration of Trust	Incorporated by reference to Registrant's Post-Effective Amendment No. 32 Filed on April 29, 2004

(b)	Amended and Restated By-laws	Incorporated by reference to Registrant's Post-Effective Amendment No. 20 Filed on April 25, 2001

(c)

Provisions of instruments defining the rights of holders of the securities being registered are contained in the Declaration of Trust Articles II, III.(6)(c), IV.(8), V, VI, VI.(3), VII, and VIII and By-laws Articles II, III and VIII.

Included as part of Exhibit (a) and (b) above

(d)(1)	Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC	Contained herein

(d)(2)	Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and Tattersall Advisory Group, Inc. (Evergreen VA Core Bond Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 36 Filed on April 24, 2008

(d)(3)	Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and Tattersall Advisory Group, Inc. (Evergreen VA High Income Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 36 Filed on April 24, 2008

(e)	Principal Underwriting Agreement	Contained herein

(f)	Deferred Compensation Plan	Incorporated by reference to Registrant’s Post-Effective Amendment No. 36 Filed on April 24, 2008

(g)(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 6 Filed on April 28, 1998

(g)(2)	Letter Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company (Evergreen VA International Equity Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 35 Filed on April 27, 2007

(g)(3)	Letter Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company (Evergreen VA Growth Fund & VA High Income Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 35 Filed on April 27, 2007

(g)(4)	Letter Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company (Evergreen VA Core Bond Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 35 Filed on April 27, 2007

(g)(5)	Amendment dated July 6, 2000 to Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 35 Filed on April 27, 2007

(g)(6)	Amendment dated June 29, 2001 to Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 35 Filed on April 27, 2007

(g)(7)	Amendment dated January 19, 2006 to Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 35 Filed on April 27, 2007

(g)(8)	Amendment dated December 7, 2006 to Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 35 Filed on April 27, 2007

(g)(9)	Amended Pricing Schedule to Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 35 Filed on April 27, 2007

(h)(1)	Master Administrative Services Agreement between the Registrant and Evergreen Investment Services, Inc.	Incorporated by reference to Registrant’s Post-Effective Amendment No. 36 Filed on April 24, 2008

(h)(2)	Master Transfer and Recordkeeping Agreement between the Registrant and Evergreen Service Company, LLC	Incorporated by reference to Registrant’s Post-Effective Amendment No. 36 Filed on April 24, 2008

(h)(3)	Tax Services Administration Agreement	Incorporated by reference to Registrant’s Post-Effective Amendment No. 36 Filed on April 24, 2008

(h)(4)	Sub-Administration Agreement	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 Filed on April 29, 2004

(i)(1)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 Filed on March 20, 1998

(j)(1)	Consent of KPMG LLP	Contained herein

(k)	Not applicable

(l)	Not applicable

(m)	Class 2 (formerly Class L) shares 12b-1 Distribution Plan	Contained herein

(n)	Multiple Class Plan	Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 Filed on April 29, 2005

(o)	Not applicable

(p)(1)	Code of Ethics of Evergreen Investment Management Company, LLC	Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 Filed on April 29, 2005

(p)(2)	Code of Ethics (Evergreen Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 34 Filed on April 28, 2006

(p)(3)	Code of Ethics of Tattersall Advisory Group, Inc.	Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 Filed on April 29, 2005

Item 24.           Persons Controlled by or Under Common Control with Registrant.

None

Item 25.           Indemnification.

Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions. Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Declaration of Trust.

Provisions for the indemnification of the Registrant's Investment Advisor and Sub-Advisors are contained in the respective Investment Advisory and Management Agreement and Sub-Advisory Agreements.

Provisions for the indemnification of Evergreen Investment Services, Inc., the Registrant's principal underwriter and administrator, are contained in the Principal Underwriting Agreement and Master Administrative Services Agreement, respectively, between Evergreen Investment Services, Inc. and the Registrant.

Provisions for the indemnification of Evergreen Service Company, LLC, the Registrant’s transfer agent, are contained in the Master Transfer and Recordkeeping Agreement between Evergreen Service Company, LLC and the Registrant.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant’s custodian, are contained in the Custodian Agreement between State Street Bank and Trust Co. and the Registrant.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant's financial administrator, are contained in the Tax Services Administration Agreement between State Street Bank and Trust Co. and the Registrant.

Item 26.           Business and Other Connections of Investment Advisor.

The Directors and principal executive officers of Wachovia Bank, N.A. are:

G. Kennedy Thompson	Chairman, Chief Executive Officer and Director, Wachovia Corporation and Wachovia Bank, N.A
Mark C. Treanor	Executive Vice President, Secretary & General Counsel, Wachovia Corporation; Secretary and Executive Vice President, Wachovia Bank, N.A.
Robert P. Kelly	Senior Executive Vice President and Chief Financial Officer, Wachovia Corporation and Wachovia Bank, N.A.

All of the above persons are located at the following address: Wachovia Bank, N.A., One Wachovia Center, 301 S. College Street, Charlotte, NC 28288-0630.

The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

The information required by this item with respect to Tattersall Advisory Group, Inc. is incorporated by reference to the Form ADV (File No. 801-53633) of Tattersall Advisory Group, Inc.

The information required by this item with respect to First International Advisors, LLC (d/b/a Evergreen International Advisors) is incorporated by reference to the Form ADV (File No. 801-51089) of First International Advisors, LLC.

Item 27.           Principal Underwriter.

Evergreen Investment Services, Inc. (EIS) acts as principal underwriter for each registered investment company or series thereof that is a part of the Evergreen “fund complex” as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.

Information on the officers and directors of EIS is set forth below.  The principal business address is 200 Berkeley Street, Boston, Massachusetts 02116-50354:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Funds

Peter W. Brennan	Senior Vice President	None
Maryann Bruce	President	None
Timothy F. Curtin	Senior Vice President	None
Dennis H. Ferro	Director	President
Michael H. Koonce	Senior Vice President, General Counsel and Secretary	Secretary
Matthew C. Moss	Senior Vice President, Treasurer and Chief Financial Officer	None
W. Douglas Munn	Director	None

Item 28.           Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Evergreen Investment Services, Inc., Evergreen Service Company, LLC and Evergreen Investment Management Company, LLC, all located at 200 Berkeley Street, Boston, Massachusetts 02116-5034

Wachovia Bank, N.A., One Wachovia Center, 301 S. College Street, Charlotte, North Carolina 28288

Tattersall Advisory Group, Inc., 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

First International Advisors, LLC, Centurion House, 24 Monument Street, London EC3R 8AQ.

Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777

State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171

Item 29.           Management Services.

Not Applicable

Item 30.           Undertakings.

The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

NOTICE

A copy of the Certificate of Trust of Evergreen Variable Annuity Trust (the "Trust"), together with all amendments thereto, is on file with the Secretary of State of The State of Delaware and notice is hereby given that this instrument is executed on behalf of the Trust by trustees and officers of the Trust as officers and trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the officers or trustees of the Trust or shareholders individually or of any series of the Trust individually but are binding only upon the assets and property of the Trust or the relevant series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment No. 39 (the "Amendment") to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 11th day of March 2009.

EVERGREEN VARIABLE ANNUITY TRUST

By: /s/ Michael H. Koonce
 Name: Michael H. Koonce
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 11th day of March 2009.

/s/ Dennis H. Ferro	/s/ Michael H. Koonce	/s/Jeremy DePalma
Dennis H. Ferro*	Michael H. Koonce*	Jeremy DePalma*
President	Secretary	Treasurer
(Chief Executive Officer)		(Principal Financial and Accounting Officer)

/s/ Charles A. Austin, III	/s/K. Dun Gifford	/s/ William Walt Pettit
Charles A. Austin III*	K. Dun Gifford*	William Walt Pettit*
Trustee	Trustee	Trustee

/s/ Gerald M. McDonnell	/s/ Russell A. Salton, III MD	/s/ Richard K. Wagoner
Gerald M. McDonnell*	Russell A. Salton, III MD*	Richard K. Wagoner*
Trustee	Trustee	Trustee

/s/ Michael S. Scofield	/s/ David M. Richardson	/s/ Leroy Keith, Jr.
Michael S. Scofield*	David M. Richardson*	Leroy Keith, Jr.*
Chairman of the Board	Trustee	Trustee
and Trustee

/s/ Richard J. Shima	/s/ Patricia B. Norris	/s/ Carol A. Kosel
Richard J. Shima*	Patricia B. Norris*	Carol A. Kosel*
Trustee	Trustee	Trustee

*By: /s/ Maureen E. Towle
Maureen E. Towle
Attorney-in-Fact

*Maureen E. Towle, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS
EXHIBIT NO.	EXHIBIT

(d)(1)	Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC
(e)	Principal Underwriting Agreement
(j)(1)	Consent of KPMG LLP
(m)	Class 2 (formerly Class L) shares 12b-1 Distribution Plan